                                                                   Exhibit 10.14

                                                                         6/20/97

                         WAVEMARK TECHNOLOGIES, INC.
                              70 Blanchard Road
                       Burlington, Massachusetts 01803

                        SECURITIES PURCHASE AGREEMENT


                                             Dated as of: June 20, 1997

To: Xionics Document Technologies, Inc.
    70 Blanchard Road
    Burlington, Massachusetts 01803

Ladies and Gentlemen:

    The undersigned, WaveMark Technologies, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to Xionics Document Technologies, Inc. (the "INVESTOR") certain Preferred Stock of the Company on the terms and subject to the conditions contained in this Agreement.

    Accordingly, the parties hereto agree as follows:

                                    ARTICLE I


                         AUTHORIZATION OF CAPITAL STOCK


    The Company represents and warrants to the Investor as follows:

    sec. 1.01. CAPITALIZATION OF COMPANY.


    (a) The authorized capital stock of the Company will, on and as of the Closing Date (as defined in Article III hereof), consist of: (i) 11,000,000 shares of the Company's Common Stock, par value $.001 per share (the "COMMON STOCK") (ii) and 900,000 shares of the Company's Preferred Stock, par value $.001. per share, of which (A) 250,000 shares have been designated Class A Redeemable Nonconvertible Preferred Stock (the "CLASS A PREFERRED STOCK") and
(B) 650,000 shares have been designated Class B Convertible Preferred Stock (the "CLASS B PREFERRED STOCK" and, together with the Class A, Preferred Stock, the "PREFERRED STOCK"). A description of the Preferred Stock and the Common Stock and of the preferences, voting powers, rights and privileges thereof will be stated in the Company's Certificate of Incorporation (herein, as from time to time amended and in effect, called the




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                                       -2-

"CERTIFICATE OF INCORPORATION"), as the same will be amended on or prior to the Closing Date by a Certificate of Amendment in or substantially in the form of EXHIBIT A attached hereto (the "CERTIFICATE OF AMENDMENT").

    (b) On and as of the Closing Date (and prior to giving effect to the transactions contemplated by this Agreement), 2,650,000 shares of Common Stock will be validly issued and outstanding, and will be fully-paid and non-assessable, and no shares of Preferred Stock will be issued and outstanding.

    sec.1.02. AUTHORIZATION OF COMMON STOCK. The Company will, prior to the Closing Date, duly and[ properly authorize the issuance of 650,000 shares of Common Stock issuable by the Company upon conversion of the Class B Preferred Stock.

    sec.1.03. OTHER DEFINITIONS. Certain terms and expressions used in this Agreement are defined m Article XIII hereof.

                                   ARTICLE II
                                   ------- --

                         PURCHASE AND SALE OF PREFERRED
                         -------- --- ---- -- ---------
                                STOCK AT CLOSING
                                ----- -- -------

    sec.2.01. Subject to all of the terms and conditions set forth in this Agreement and in reliance upon the representations, warranties and agreements set forth herein, the Company will issue and sell to the Investor, and the Investor agrees to purchase from the Company, at the closing hereunder (the "CLOSING"), (i) 250,000 shares of Class A Preferred Stock, for a purchase price per share of $1.00 and for a total consideration of $250,000 and (ii) 250,000 shares of Class B Preferred Stock, for a purchase price per share of $1.00 and for a total consideration of $250,000.

                                   ARTICLE III
                                   ------- ---

                                   THE CLOSING
                                   --- -------

    sec.3.01. The Closing under this Agreement will take place at the offices of the Investor, 70 Blanchard Road, Burlington, Massachusetts 01803, at 11:30 a.m., local time, on June 23, 1997 or at such other place and time and on such other date as may be mutually agreed upon in writing by the Investor and the Company. The date of the Closing is herein called the "CLOSING DATE". At the Closing, the Company will (among other things) deliver to the Investor stock certificates representing the Class A Preferred Stock and Class B Preferred Stock purchased by the Investor hereunder, and the Investor will deliver to the Company the total consideration




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                                      -3-


payable or deliverable by the Investor for such Class A Preferred Stock and Class B Preferred Stock. Such consideration shall be payable by wire transfer to the account of the Company at BankBoston, ABA No. 011-000-390, Account No. 774 266 06.

                                   ARTICLE IV


                    ADDITIONAL REPRESENTATIONS OF THE COMPANY


    The Company hereby further represents and warrants to the Investor, on and as of the Closing Date, and, unless otherwise specified herein, immediately after giving effect to the transactions contemplated hereby to be consummated on the Closing Date, that:

    sec.4.01. CORPORATE EXISTENCE AND POWER, ETC.


    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority and full legal right to own or to hold under lease its properties and to carry on the business in which it is presently engaged.

    (b) The Company has all requisite corporate power and authority and has full legal right to enter into each of the Fundamental Documents, to perform, observe and comply with all of its agreements and obligations under each of such documents, and to issue and deliver to the Investor all of the Preferred Stock being purchased hereunder.

    (c) The Company is qualified or has duly and properly applied to qualify as a foreign corporation, or is licensed, admitted or approved to do business as a foreign corporation or has made proper application therefor, in each jurisdiction wherein the character of the properties owned or held under lease by it, or the nature of the business conducted by it, makes such qualification necessary, except for any such jurisdiction wherein the failure to qualify would not be reasonably likely to have a Material Adverse Effect.

    sec.4.02. CORPORATE AUTHORITY, ETC. The execution and delivery by the Company of each of the Fundamental Documents, the performance by the Company of all of its agreements and obligations under each of such documents, the issuance and delivery by the Company to the Investor of all of the Preferred Stock being purchased hereunder upon the terms contained in or contemplated by this Agreement, and the implementation of all of the other transactions contemplated by this Agreement, have been duly and properly authorized by all necessary corporate action on the part of the Company and its shareholders and do not and will not (a) contravene any provision of the Company's Certificate of Incorporation or By-laws,




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                                       -4-

(b) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement, trust deed, indenture, mortgage or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or affected,
(c) violate any provision of any law or regulation or any order, ruling or interpretation thereunder or any judgment, decree or order of any court or governmental or regulatory authority, bureau, agency or official (all as in effect from time to time and applicable to the Company or any of its Subsidiaries), (d) require any waivers, consents or approvals from any of the creditors or trustees for creditors of the Company or any of its Subsidiaries, except for such as will have been obtained and will be in effect as of the Closing Date, or (e) require any consents or approvals from any shareholders of the Company, except such as will have been obtained and will be in effect as of the Closing Date.

    sec.4.03. BINDING EFFECT OF DOCUMENTS, ETC.


    (a) Each of the Fundamental Documents has been duly executed and delivered by the Company and is in full force and effect. The agreements and obligations of the Company contained in each of the Fundamental Documents constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

    (b) The representations and warranties made by the Company in paragraph (2) of this sec.4.03 are subject to the following qualifications:

        (i) the enforceability of any rights and remedies provided in any Fundamental Document against any particular party thereto is subject to any applicable bankruptcy, reorganization, moratorium or other similar laws affecting generally the enforcement of rights against any party;

        (ii) the availability of equitable remedies for the enforcement of any provision of any Fundamental Document may be subject to the discretion of the court before which any proceeding for the enforcement of any such provision may be brought; and

        (iii) the indemnity provisions of the Registration Rights Agreement may be unenforceable as against. public policy.

    (c) The Certificate of Amendment has been duly and properly adopted by the Company and by its stockholders and properly filed and recorded in the State of Delaware, and is in full force and effect.




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                                       -5-

    sec.4.04. Validity of Shares.
              -------- -- ------

    (a) The shares of Preferred Stock issued, sold and delivered to the Investor by the Company pursuant to this Agreement have been duly and validly issued and are fully paid and nonassessable. 650,000 shares of Common Stock have been duly and validly reserved for issuance by the Company upon conversion of the Class B Preferred Stock, and will be duly and validly issued, fully-paid and nonassessable upon issuance by the Company in accordance with the provisions of the Certificate of Incorporation.

    (b) Upon the purchase by the Investor of the Preferred Stock being sold hereunder, and the delivery by the Company to the Investor of the stock certificates representing such Preferred Stock, all in accordance with the terms of this Agreement, lawful, valid and marketable title to each share of such Preferred Stock shall be conveyed to and vested in the Investor, free and clear of all voting agreements, shareholder agreements, restrictions, liens and other encumbrances, except the agreements, restrictions and other encumbrances imposed by the Certificate of Incorporation, this Agreement and the Shareholder Agreement.

    (c) Upon the conversion of the Class B Preferred Stock into shares of Common Stock in accordance with the Certificate of Incorporation, and the delivery by the Company of stock certificates representing such shares of Common Stock, lawful, valid, and marketable title to such shares of Common Stock will be conveyed to and vested in the Investor.

    sec.4.05. SUBSIDIARIES. The Company does not have any Subsidiaries and does not own or hold of record and/or beneficially any shares in the capital of any corporation, or any other' rights or interests in any other person.

    sec.4.06. Commitments to Issue Securities.
              ----------- -- ----- ----------

    (a) Except as set forth in sec.4.06 of the DISCLOSURE SCHEDULE and except for the Class B Preferred Stock, there are no outstanding securities exchangeable for or convertible into or carrying any rights to acquire from the Company or any of its Subsidiaries any shares of any class in the capital of the Company or any of its Subsidiaries, and there are no outstanding options, warrants or other similar rights to acquire from the Company or any of its Subsidiaries any shares of any class in the capital stock of the Company or any of its Subsidiaries.

    (b) Except as set forth in this Agreement, no shareholder of the Company or any other person has stay preemptive or other similar rights under the Certificate of Incorporation or By-laws of the Company or under any applicable law to acquire from the Company any shares of any class in the capital of the Company.




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                                       -6-

    (c) No shareholder of the Company or any other person has any rights of first refusal to purchase or acquire from the Company any shares of any class in the capital of the Company or any other securities of the Company, except for those rights contemplated by this Agreement, the Shareholder Agreement, the Development Agreement, and the DISCLOSURE SCHEDULE.

    sec.4.07. AGREEMENTS AFFECTING CAPITAL STOCK. Except for the Shareholder Agreement, the Restricted Stock Agreements, and any agreements reflected in the DISCLOSURE SCHEDULE, no shares of any class in the capital of the Company or any of its Subsidiaries are subject to any voting agreements, voting trusts, trust deeds, irrevocable proxies, shareholder agreements or any other similar agreements or instruments.

    sec.4.08. SHAREHOLDERS. Set forth in sec.4.08 of the DISCLOSURE SCHEDULE are
(a) the name of each person who owns or holds of record, on and as of the Closing Date and after giving effect to the transactions to occur on the Closing Date, any shares of capital stock of any class of the Company, any securities exchangeable for or convertible into any such shares, or any options, warrants or other rights to acquire any such shares (other than employee stock options),
(b) the number of shares, securities, options, warrants or rights owned or held of record by each such person on and as of the Closing Date and after giving effect to the transactions to occur on the Closing Date, (c) each person holding employee stock options entitling such person to acquire that number of shares of Common Stock (without giving effect to vesting provisions) equal to at least one percent (1%) of the outstanding shares of Common Stock, calculated on a fully-diluted basis assuming the exercise of all options and other rights to acquire Common Stock, and the conversion of all warrants and other securities (including convertible preferred stock) convertible into Common Stock, and (d) the entire number of shares of Common Stock for which all other outstanding employee stock options are exercisable.

    sec.4.09 Financial Statements.
             --------- ----------

    (a) The Company has heretofore furnished to the Investor (i) the pro forma balance sheet of the Company and its Subsidiaries as at the Closing Date (the "PRO FORMA BALANCE SHEET") and (ii) the projections of the annual operating budgets of the Company and its Subsidiaries for the fiscal years ending December 31, 1997 and December 31, 1998 (collectively, the "PROJECTIONS").

    (b) The Pro Forma Balance Sheet fairly represents the consolidated financial condition of the Company and its Subsidiaries as of the Closing Date. The Projections have been prepared in good faith by the Company and reflect the reasonable estimates of the Company for the periods covered thereby, subject to the qualifications set forth therein.




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                                       -7-

    sec.4.10. NO UNDISCLOSED LIABILITIES. Except as set forth in sec.4.10 of the DISCLOSURE SCHEDULE, the Company has no material liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which would be required to be reflected on or reserved. against in the Pro Forma Balance Sheet in order to cause the Pro Forma Balance Sheet to fairly represent the consolidated financial condition of the Company and its Subsidiaries as of the Closing Date, and which were not fully reflected on or reserved against in such balance sheet.

    sec.4.11. INDEBTEDNESS FOR BORROWED MONEY. Except as otherwise identified and described in sec.4.11 of the DISCLOSURE SCHEDULE the Company and its Subsidiaries do not have any Indebtedness for Borrowed Money which is not reflected in the Pro Forma Balance Sheet.

    As used herein, the term "INDEBTEDNESS FOR BORROWED MONEY" shall mean, in relation to any person, any indebtedness of such person (i) in respect of any money borrowed by such person, (ii) under or in respect of any guarantee by such person of any indebtedness for money borrowed by any other person, or (iii) evidenced by any loan agreement, credit agreement, promissory note, debenture, bond, guarantee or other similar written obligation of such person to pay money.

    sec.4.12. TITLE TO PROPERTIES. Each of the Company and its Subsidiaries has good, valid and marketable title in and to all of its properties and assets reflected on the Pro Forma Balance Sheet. Except as otherwise described in sec.4.12 of the DISCLOSURE SCHEDULE, all properties and assets of the Company and its Subsidiaries (real or personal, tangible or intangible) are free and clear of all defects of title and also free and clear of all mortgages, liens, pledges, charges, security interests and other encumbrances of any kind whatsoever, except (i) liens for current taxes not yet due and payable, and (ii) such imperfections or minor defects of title, easements, rights-of-way and other similar restrictions (if any) as are insubstantial in character, amount or extent, do not materially detract from the value or interfere with the present or proposed use of the properties or assets of the Company and its Subsidiaries subject thereto or affected thereby, and do not otherwise adversely affect or impair the business or operations of the Company and its Subsidiaries taken as a whole.

    sec.4.13. INSURANCE. Each of the Company and its Subsidiaries maintains property and liability insurance with reputable insurance companies insuring against such risks and in such amounts as are appropriate and reasonable considering the properties, business and operations of the Company and its Sudsidiaries.

    sec.4.14. COMPLIANCE WITH LAWS AND CONTRACTS, ETC.


    (a) Each of the Company and its Subsidiaries has complied with all laws and regulations, all orders, rulings and interpretations thereunder, and judgments, decrees and orders of courts and governmental or regulatory authorities, applicable to the Company or any such Subsidiary, its business or operations, the violation or contravention of which could reasonably be expected to have a Material Adverse Effect.

    (b) None of the Company or any of its Subsidiaries is in violation of or in default under any provision of its charter documents or By-laws. None of the Company or any of its Subsidiaries is in violation of or in default under any provision of any contract, agreement or instrument (including, without limitation, any writing evidencing any indebtedness or any guarantee) to which it is a party or by which it or any of its property is bound or affected, the violation or default under or in respect of which could reasonably be expected to result in a Material Adverse Effect.

    sec.4.15. LITIGATION, ETC.


    (a) Except as otherwise described in sec.4.15 of the DISCLOSURE SCHEDULE there is no pending or to the knowledge of the Company) threatened action, suit, proceeding, claim or investigation before any court, governmental or regulatory authority, agency, commission or official, board of arbitration or arbitrator by or against the Company or any of its Subsidiaries, officers or directors or in which the Company or any of its Subsidiaries, officers or directors is a participant, the outcome of which could reasonably be expected to result in a Material Adverse Effect.

    (b) No resolution has been passed by the shareholders of the Company for the winding up, liquidation or dissolution of the Company or any of its Subsidiaries. None of the Company or any of its Subsidiaries has made an assignment for the benefit of creditors or become insolvent. None of the Company or any of its Subsidiaries has filed a petition in voluntary liquidation or bankruptcy or filed a petition or answer or consent seeking its reorganization or the readjustment of any of its indebtedness under applicable insolvency or bankruptcy laws.

    sec.4.16. TRANSACTIONS WITH ASSOCIATED PERSONS, ETC.


    (a) Except as otherwise described in sec.4.16 of the DISCLOSURE SCHEDULE or set forth, with respect to the Investor or the Founders, in any Fundamental Document or the Restricted Stock Agreements, (i) none of the Company or any of its Subsidiaries is a party to or bound by or otherwise committed in respect of any agreement, instrument or contract (whether written or oral) to which any Associated Person (as hereinafter defined) is or is to become a party or under which any Associated Person has or is to acquire any rights, interests or benefits, (ii) none of the Company or any of its Subsidiaries is a party to or a participant in or otherwise committed in respect of any transaction or arrangement in which any Associated Person has or is to acquire any rights, interests or benefits, (iii) none of




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                                       -9-

the Company or any of its Subsidiaries is committed to make or has any investments of any kind in any Associated Person, (iv) no Associated Person has or is committed to make any investments of any kind in the Company or any of its Subsidiaries, (v) there is no Indebtedness for Borrowed Money of the Company or any of its Subsidiaries to any Associated Person, and (vi) there is no Indebtedness for Borrowed Money of any Associated Person to the Company or any of its Subsidiaries.

    (b) As used herein, the term "ASSOCIATED PERSON" shall mean:

        (i) any person who owns or holds, of record and/or beneficially, more than five percent (5%) of all of the issued and outstanding shares of any class in the capital of the Company;

        (ii) any person who is a director or an officer of the Company or any of its Subsidiaries;

        (iii) any person who is an ancestor, a lineal descendant, a brother or sister, a spouse, a father-in-law, or a mother-in-law of a person who is an Associated Person; and

        (iv) any person which (directly or indirectly) controls or is controlled by or is under common control with any Associated Person.

As used herein, the term "ASSOCIATED PERSON" shall not include the Investor.

    sec.4.17. USE OF PROCEEDS. The proceeds from the sale of the Preferred Stock will be used for working capital and general corporate purposes.

    sec.4.18. BROKERS AND FINDERS. None of the Company or any of its Subsidiaries has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement.

    sec.4.19. GOVERNMENTAL CONSENTS AND APPROVALS. No approval, consent, order, authorization or license by any governmental or regulatory authority, bureau, agency or official is required, under any provision of any applicable law:

    (a) for the execution and delivery by the Company of any of the Fundamental Documents, or for the performance by the Company of any of its agreements or obligations thereunder; or

    (b) to ensure the continuing legality, validity, binding effect, or enforceability of any Fundamental Document;




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                                      -10-


EXCEPT (in each case) such approvals, consents, orders, authorizations and licenses as have been duly obtained, are adequate and are in full force and effect as of the Closing Date.

    sec.4.20. Private Offering.
              ------- --------

    (a) Except as otherwise described in the Restricted Stock Agreements or in sec.4.20 of the DISCLOSURE SCHEDULE, neither the Company nor anyone acting on its behalf has offered any shares of Preferred Stock or any substantially similar securities of the Company for sale to, or solicited offers to buy any securities of the Company from, or otherwise approached or negotiated with respect thereto with any prospective purchasers other than the Investor. The Company warrants that neither the Company nor anyone acting on its behalf has offered or will offer such securities of the Company or any similar securities for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Preferred Stock (or the shares of Common Stock issuable upon conversion of the Preferred Stock) subject to the registration requirements of sec.5 of the Securities Act.

    (b) Based on and assuming the accuracy of the Investor's representation in sec.5.03 below, the offer, issuance and sale of Preferred Stock to the Investor contemplated by this Agreement are (and, in the absence of an intervening transfer of the Preferred Stock by the Investor, the issuance of shares of Common Stock upon conversion of the Preferred Stock will be) exempt from the registration and prospectus delivery requirements of the Securities Act. Based on and assuming the accuracy of the Investor's representation in sec.5.03 below, the issuance and sale by the Company of the Preferred Stock contemplated by this Agreement are (and, in the absence of an intervening transfer of the Preferred Stock by the Investor or change of the Investor's domicile to a state other than Massachusetts, the issuance of shares of Common Stock upon conversion of the Class B Preferred Stock will be) exempt from registration or qualification under the registration or qualification requirements of all applicable state Blue Sky laws.

    sec.4.21. DISCLOSURE. Neither this Agreement (including the EXHIBITS and DISCLOSURE SCHEDULE hereto), nor any of the other documents delivered at the Closing to the Investor by or on behalf of the Company pursuant to this Agreement (including the EXHIBITS and DISCLOSURE SCHEDULE hereto), taken as a whole, contains any untrue statement of any material fact or omits to state any material fact




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                                      -ll-

necessary in order to make the statements contained herein or therein not misleading.

                                    ARTICLE V
                                    ------- -

                         REPRESENTATIONS OF THE INVESTOR
                         --------------- -- --- --------

    The Investor represents and warrants to the Company that:

    sec.5.01. DUE ORGANIZATION, ETC. The Investor is a corporation duly organized, legally existing and in good standing under the laws of the jurisdiction of its organization. The Investor has all requisite power and authority to enter into each of the Fundamental Documents to which it is or is to become a party, and to perform, observe and comply with all of its agreements and obligations under each of such documents.

    sec.5.02. BINDING EFFECT OF DOCUMENTS. Each of this Agreement and the other Fundamental Documents to which the Investor is a party has been duly executed and delivered by the Investor, and each Fundamental Document constitutes the valid and legally binding agreement of the Investor, enforceable in accordance with its terms, except as such validity, binding effect or enforceability may be affected by (a) applicable bankruptcy, reorganization, moratorium or other similar laws affecting generally the enforcement of rights, or (b) the availability of equitable remedies.

    sec.5.03. Investment Representations.
              ---------- ---------------

    (a) The Investor is purchasing the Preferred Stock hereunder from the Company in accordance with the terms hereof for the Investor's own account without a view to any distribution thereof in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), but, SUBJECT, NEVERTHELESS, to any requirement of law that the disposition of the Investor's property shall at all times be within the Investor's control. The Investor has been informed and understands that the Preferred Stock to be purchased by the Investor hereunder has not been registered pursuant to the provisions of sec.5 of the Securities Act and must be held indefinitely unless such securities are subsequently registered under the provisions of the Securities Act or an exemption from such registration is available.

    (b) The Investor has been furnished with, or has had access to, all information concerning the Company and its Subsidiaries, and such opportunity to raise questions of officers of the Company, as the Investor has deemed necessary or appropriate in order to enable the Investor to make an informed investment decision with respect to the acquisition of the Preferred Stock to be purchased by the Investor hereunder.. The Investor has such knowledge and experience in financial matters that the Investor is capable of evaluating the merits and risks of the Investor's investment contemplated hereby. The Investor's financial condition is such that the Investor is able to bear all economic risks of investment contemplated hereby, including a complete loss of the Investor's investments therein and the risks of holding such investment for an indefinite period of time. The Investor also acknowledges that there exists no market for the Preferred Stock at this time. The Investor represents that the Investor is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

    (c) The Investor also acknowledges that, except as otherwise provided by the terms of this Agreement and the Registration Rights Agreement, the Company is not under any obligation to register or to cause any person to register any shares of capital stock of the Company under the Securities Act, to become a reporting company under the Securities Exchange Act of 1934, as amended (the "SECURITIES EXCHANGE ACT"), or otherwise to make public the financial and other information required to comply with the requirements of any exemption from registration under the Securities Act.

    (d) Each stock certificate representing shares of Preferred Stock being purchased hereunder and the shares of Common Stock issuable upon conversion of the Class B Preferred Stock shall bear a legend in or substantially in the following form:

        "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNLESS SUCH SALE, PLEDGE OR HYPOTHECATION IS MADE IN COMPLIANCE WITH THE PROVISIONS OF RULE 144 PROMULGATED UNDER SAID ACT."

                                   ARTICLE VI

                             CONDITIONS OF CLOSING

    The obligations of the Investor to purchase and pay for the Preferred Stock being purchased by the Investor at the Closing in accordance with the terms hereof shall be subject to the satisfaction in each such instance, prior thereto or concurrently therewith, unless otherwise indicated, of each of the following conditions precedent:

    sec.6.01. FUNDAMENTAL DOCUMENTS. Each of the Fundamental Documents shall have been duly executed and delivered by the respective parties thereto. Each of the Fundamental Documents (other than this Agreement) shall be in the form thereof set out in one of the EXHIBITS to this Agreement or substantially in that form with only such variations as shall have been approved by the Investor.

    sec.6.02. CERTIFIED COPIES OF CHARTER DOCUMENTS. The Investor shall have received from the Company a copy, certified by an authorized officer of the Company to be true and complete on and as of the Closing Date, of each of (a) the Certificate of Incorporation, as amended to and in effect on the Closing Date, and (b) the By-laws of the Company, as amended to and in effect on the Closing Date. Each of such documents shall be reasonably satisfactory in form and substance to the Investor.

    sec.6.03. PROOF OF CORPORATE ACTION. The Investor shall have received copies, certified by an authorized officer of the Company to be true and complete on and as of the Closing Date, of the records of all corporate action taken by the Company and its shareholders to authorize the execution and delivery by the Company of each Fundamental Document to which it is a party, the performance by the Company of all of its agreements and obligations under each such document, and the issuance, sale and delivery by the Company to the Investor of the Preferred Stock to be sold hereunder.

    sec.6.04. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Company to the Investor in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same full force and effect as if such representations and warranties had been made to the Investor by the Company on and as of such date. The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement or in any of the other Fundamental Documents which are required to be performed or complied with by the Company on or prior to the Closing Date. No event shall have occurred on or prior to the Closing Date and be continuing on such date, and no condition shall exist on any such date, which constitutes a default on the part of the Company under any of the Fundamental Documents.

    sec.6.05. PROCEEDINGS. All corporate and other proceedings in connection with the arrangements and transactions contemplated by the Fundamental Documents shall be reasonably satisfactory in form and substance to the Investor, and the Investor shall have received all such originals or certified or other copies of all such documents, including records of corporate or other proceedings, as the Investor shall have reasonably requested.

    sec.6.06. INVESTMENT OF FOUNDERS. The Investor shall have received evidence satisfactory to it that the Company shall have received on the Closing Date cash proceeds of not less than $300,000 from the sale by the Company of 300,000 shares of Class B Preferred Stock to certain of the Founders. The Investor shall have received copies, certified by an officer of the Company to be true, correct and complete, of the stock purchase agreement(s) relating to the sale of such Class B Preferred stock to certain of the Founders, and such agreement(s) shall be in form and substance reasonably satisfactory to the Investor.

    sec.6.07. DELIVERY OF STOCK CERTIFICATES. The Company shall have delivered on the Closing Date to the Investor duly issued stock certificates representing all of the Preferred Stock being purchased by the Investor hereunder on the Closing Date.

    sec.6.08. QUALIFICATIONS. All authorizations, approvals or permits (if any) of any governmental or regulatory authority or agency of the United States, the State of Delaware, or any other State of the United States which are required in connection with the lawful issuance and sale by the Company of Preferred Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date.

    sec.6.09. MEMBERSHIP ON BOARD OF DIRECTORS. The initial number of directors on the Board of Directors of the Company shall have been duly and properly fixed at not more than seven (7) directors by all necessary corporate and shareholder action. The person(s) nominated or designated by the Investor to be director(s) of the Company shall have been duly and properly elected to the Board of Directors of the Company, all as contemplated by the Shareholder Agreement.

    sec.6.10. GRANT OF REGISTRATION RIGHTS. The Investor shall have been granted certain registration rights pursuant to the Registration Rights Agreement.

    sec.6.11. OTHER AGREEMENTS. There shall have been executed and delivered by the Company and its employees such agreements, including, without limitation, stock purchase and vesting agreements, employment agreements, non-compete agreements and confidentiality agreements as the Investor shall require and all of such agreements shall be in form and substance reasonably satisfactory to the Investor.

                                   ARTICLE VII

                   CONDITIONS OF COMPANY'S OBLIGATIONS TO SELL
                                 PREFERRED STOCK

    The obligations of the Company to issue and sell Preferred Stock to the Investor on the Closing Date in accordance with the terms hereof shall be subject to the satisfaction, prior thereto or concurrently therewith, of each of the following conditions precedent:

    sec.7.01. FUNDAMENTAL DOCUMENTS. Each of this Agreement, the Shareholder Agreement, the Registration Rights Agreement and the Development Agreement shall have been duly executed and delivered to the Company by the Investor.

    sec.7.02. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Investor to the Company in Article V hereof shall be true and correct when made by the Investor and shall be true and correct on the Closing Date.

    sec.7.03. PAYMENT FOR PREFERRED STOCK. The Investor shall have delivered to the Company, in full and complete payment for the Preferred Stock to be purchased by the Investor from the Company hereunder, the total consideration payable by the Investor for such securities in accordance with the terms hereof. Such amount shall be paid by the Investor to the Company in immediately available funds.

                                  ARTICLE VIII
                                  ------- ----

                            COVENANTS OF THE COMPANY
                            --------- -- --- -------

    The Company hereby covenants with the Investor that, from the Closing Date and until the Covenant Termination Date or such other date as may be specified herein, except as otherwise expressly permitted or approved, in any particular instance, by a written consent of the Investor Director(s):

    sec.8.01. ANNUAL FINANCIAL REPORTS. The Company will at all times keep, and cause each of its Subsidiaries to keep, proper records and books of account in which complete and correct entries will be made such as will enable the Company to o prepare its financial statements in accordance with generally accepted accounting principles and practices applied on a consistent basis ("GAAP"), insofar as GAAP is applicable. The Company will furnish or cause to be furnished to the Investor, as soon as available and, in any event, not later than ninety
(90) days after the end of each fiscal year of the Company, copies of (a) the consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, (b) the related consolidated statements of operations of the Company and its Subsidiaries for such fiscal year, and (c) the related consolidated statements of changes in the financial position. of the Company and its Subsidiaries in such fiscal year, all in reasonable detail, prepared in accordance with GAAP, insofar as GAAP is applicable, and reviewed by independent public accountants acceptable to the Investor, and all audited for fiscal years 1999 and beyond.

    sec.8.02. QUARTERLY FINANCIAL REPORTS; OTHER FINANCIAL INFORMATION. The Company will also furnish or cause to be furnished to the Investor:

    (a) as soon as available and, in any event, not later than thirty (30) days after the end of each of the first three fiscal quarters in each fiscal year of the Company, copies of

        (i) the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter; and

        (ii) the related unaudited consolidated statement of operations of the Company and its Subsidiaries for such fiscal quarter and for the portion of the fiscal year of the Company ended at the end of such fiscal quarter; and

        (iii) the related unaudited consolidated statements of sources and application of funds and statements of changes in working capital of the Company and its Subsidiaries in such fiscal quarter;

each of the foregoing to be certified to be true, correct and complete (subject to year-end audit adjustments) by the chief financial officer of the Company;

    (b) promptly upon their becoming available, copies of each management letter, audit report and other report of substance prepared by the Company or any of its Subsidiaries or (as the case may be) by independent accountants in connection with any audit of the accounts of the Company or of any of its Subsidiaries; and

    (c) with reasonable promptness, all such other information, reports and statements respecting the business, assets, financial condition, results of operations or prospects of the Company and its Subsidiaries as the Investor Director may from time to time reasonably request.

    sec.8.03. NOTICE OF LITIGATION. If (a) any action, suit, proceeding or investigation by or against the Company or any of its Subsidiaries shall be instituted in or before any court, governmental or regulatory body, agency, commission or official, board of arbitration or arbitrator or shall be threatened, and the outcome of any such action, suit, proceeding or investigation could reasonably be expected to have a Material Adverse Effect, or
(b) any material development, not previously disclosed by the Company to the Investor Director in writing, shall occur in any such action, suit, proceeding or investigation, then, promptly (and, in any event, within ten (10) days) after the Company shall have first become aware of any such action, suit, proceeding or investigation or of the occurrence of any such development, the Company will furnish to the Investor Director a written notice setting forth brief particulars of such action,. suit, proceeding, investigation or development.

    sec.8.04. INSPECTION. The Company will permit any of the duly authorized representatives of the Investor (not including any transferees of the Investor's Preferred Stock) to visit and inspect any of the assets or properties now or at any time hereafter owned or held under lease by the Company or by any of its Subsidiaries, and, at the request of the Investor, to examine the books of account, records, reports and other papers (and to make copies thereof and to take extracts therefrom) of the Company or of any of its Subsidiaries and to discuss the affairs, finances and accounts of the Company or of any of its Subsidiaries with the directors, officers, agents and independent accountants of the Company and its Subsidiaries. Any information concerning the Company or any of its Subsidiaries obtained by the Investor in connection with any such visit, inspection or examination will be kept confidential by the Investor; provided, that such inspections shall be limited to two per year and shall be made during the Company's normal working hours, on reasonable advance notice. This section is not intended to restrict the Investor Director(s)' right to information in any way.

    sec.8.05. MERGERS, SALES, ETC. The Company will not, and will not cause or permit any of its Subsidiaries to (a) become a party to any merger or consolidation, or (b) sell, lease, sublease or otherwise transfer or dispose of any assets (a "SALE"), except (i) Sales of inventory in the ordinary course of business, and (ii) mergers of any wholly-owned Subsidiary of the Company with any other wholly-owned Subsidiary of the Company or with the Company, PROVIDED, that in any such merger involving the Company, the Company is the surviving corporation.

    sec.8.06. LIENS, ETC. The Company will not, and will not cause or permit any of its Subsidiaries to, grant, create, assume or incur any mortgage, pledge, security interest, lien or other encumbrance on or in respect of any part of its property, assets, income or revenues, other than in the ordinary course of business; EXCLUDING, HOWEVER, from the operation of the foregoing provisions of this sec.8.06 liens securing Indebtedness for Borrowed Money permitted by sec.8.07.

    sec.8.07. LIMITATION ON INDEBTEDNESS FOR BORROWED MONEY. The Company will not, and will not permit any of its Subsidiaries to, create, incur or assume, or become or be liable (directly or indirectly) in respect of, any Indebtedness for Borrowed Money; EXCLUDING, HOWEVER, from the operation of the foregoing provisions of this sec.8.07:

    (a) Indebtedness for Borrowed Money incurred in connection with the purchase or lease of equipment used by the Company or any of its Subsidiaries in the ordinary course of its; business, the aggregate outstanding principal amount of which shall not at any time exceed $500,000;

    (b) Indebtedness for Borrowed Money of the Company and its Subsidiaries recurred under one or more working capital lines of credit, the aggregate outstanding principal amount of which shall not at any time exceed $500,000; and

    (c) additional Indebtedness for Borrowed Money of the Company and its Subsidiaries, the aggregate outstanding principal amount of which shall not at any time exceed $100,000.

    sec.8.08. NATURE OF BUSINESS. The Company will not, and will not cause or permit any of its Subsidiaries to, (a) engage, directly or indirectly, in any businesses except those lines of business which are not materially different from those lines of business in which the Company or any such Subsidiary is engaged or intends to engage, as expressed in its business plan most recently prepared and delivered to the Investor prior to the Closing Date, including natural extensions thereof into the printer and peripheral marketplace, or (b) undertake, conduct or transact any business in a manner prohibited by applicable law.

    sec.8.09. ACQUISITIONS. The Company will not, and will not permit any of its Subsidiaries to, (a) acquire any business or all or substantially all of the property of any Person or any division or business unit thereof, whether through purchase of assets, merger or otherwise, (b) directly or indirectly acquire control of a majority (in number of votes) of the securities of any corporation, partnership or other Person having ordinary voting power for the election of directors or managers of such corporation, partnership or other Person, or (c) directly or indirectly acquire control of a majority of the equity interests in any Person (each such acquisition referred to herein as an "ACQUISITION"); EXCLUDING, HOWEVER, from the operation of the foregoing provisions of this sec.8.10 Acquisitions by the Company and its Subsidiaries so long as (i) the fair market value, determined in good faith by the Board of Directors of the Company, of the aggregate consideration paid or payable by the Company and its Subsidiaries in connection with all Acquisitions after the Closing Date does not exceed $500,000 and (ii) immediately after such Acquisition, and after giving effect thereto, no Event of Default shall have occurred and be continuing.

    sec.8.10. ISSUANCE OF OTHER CAPITAL STOCK, ETC.

    (a) Except as otherwise expressly contemplated and required or permitted by
Article II and Article III of this Agreement, and except as otherwise described in sec.8.10 of the DISCLOSURE SCHEDULE, the Company will not at any time after the effective date hereof issue (whether by way of a dividend payment or otherwise), sell or grant to any person or persons (in each case, without a prior affirmative vote of the Class A and Class B Preferred Stock, voting separately by class as provided in the Certificate of Amendment), any shares of capital stock of the Company which shall have any rights or preferences (including, without limitation., preferences with respect. to dividends and upon liquidation) superior to the Class B Preferred Stock. In addition to and without limitation of the foregoing, except as otherwise expressly contemplated and required or permitted by Article II and Article III of this Agreement, the Company will not at any time after the effective date hereof issue

(whether by way of a dividend payment or otherwise), sell or grant to any person or persons, (x) any Common Stock or (y) any securities convertible into or exchangeable for or carrying any rights to acquire any shares of Common Stock, or any options, warrants or other rights to acquire any shares of Common Stock, in each case, if, after giving effect to such sale or grant, any Event of Default shall have occurred and be continuing; PROVIDED that the provisions of this sentence shall not prohibit (A) the issuance of options to acquire up to 1,250,000 shares of Common Stock to officers and employees of the Company or any of its Subsidiaries, as contemplated in subsection (b) below, provided such options have been specifically approved by the Board of Directors of the Company, (B) the issuance of Common Stock upon the exercise of the options referred to in the foregoing clause (A), (C) the issuance of shares of Common Stock upon conversion of the Class B Preferred Stock, and (D) the issuance of shares of Common Stock, and underwriters' warrants exercisable for Common Stock, in connection with a Qualified Public Offering.

    (b) The Company may grant options to purchase no more than 1,250,000 shares of Common Stock, in the aggregate, to its employees and officers.

    (c) The Company will at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of issue upon conversion of shares of Class B Preferred Stock, the number of shares of Common Stock issuable from time to time upon conversion of such Preferred Stock.

    sec.8.11. DIVIDENDS AND CAPITAL DISTRIBUTIONS. The Company will not, and will not cause or permit any of its Subsidiaries to, (a) declare or pay any dividends of any kind on any shares in its capital of any class, (b) make any payments on account of the purchase or other acquisition or redemption or retirement of any shares of its capital stock of any class or any warrants or options to purchase any such shares, or (c) make any other distributions of any kind in respect of any shares of its capital stock of any class or in respect of any such warrants or options; EXCLUDING, HOWEVER, from the operation of the foregoing provisions of this sec.8.11: (i) the declaration and payment of dividends on the Preferred Stock as set forth in and required by the Company's Certificate of Incorporation; (ii) the redemption of shares of Class A Preferred Stock as set forth in and required by the Company's Certificate of Incorporation; (iii) the issuance of shares of Common Stock upon conversion of the Class B Preferred Stock as set forth in the Company's Certificate of Incorporation; (iv) the repurchase of the Class B Preferred Stock owned by the Investor pursuant to Article XI hereof; (v) the declaration of ordinary cash dividends by any Subsidiary which is wholly owned by the Company, and the payment of such dividends to the Company or to another wholly-owned Subsidiary of the Company; and (vi) the repurchase of shares of the Company's Common Stock as permitted or required in the Shareholder Agreement or the Restricted Stock Agreements.

    sec.8.12. NONCOMPETITION AGREEMENTS. The Company will cause each officer or employee of the Company and its Subsidiaries who is from time to time identified by the Board of Directors of the Company as a "key employee" to execute and deliver to the Company a noncompetition and confidentiality agreement in form and substance satisfactory to the Board of Directors of the Company.

    sec.8.13. CONFIDENTIALITY AGREEMENTS. The Company will cause each of its employees, consultants and agents (and those of its Subsidiaries) with access to confidential information or documents of the Company or any of its Subsidiaries to execute and deliver to the Company a confidentiality agreement in form and substance satisfactory to the Board of Directors of the Company.

    sec.8.14. DIRECTORS' MEETINGS The Company will take or cause to be taken all such measures as may be appropriate and can lawfully be effected by the Company to ensure that meetings of the Company's Board of Directors shall be duly and properly held as frequently as reasonably necessary or appropriate considering the Company's business, operations and prospects and, in any event, at least once every calendar quarter.

    sec.8.15. NOTICE OF DEFAULTS. The Company shall promptly (and, in any event, within five (5) business days) after the Company shall have first become aware of the occurrence or development of any Event of Default, furnish to the Investor a written notice specifying the nature and date of the occurrence of such event or (as the case may be) the nature and period of existence of such Event of Default and what action the Company is taking or proposes to take with respect thereto.

    sec.8.16. AFFILIATED TRANSACTIONS, ETC.

    (a) The Company will not, and will not cause or permit any of its Subsidiaries to, enter into any agreement or transaction with any Associated Person, other than those entered into on or before the Closing Date or disclosed in sec.4.16 of the DISCLOSURE SCHEDULE, and those entered into at any time after the Closing Date, PROVIDED that (i) such agreements are on terms no less favorable to the Company and its Subsidiaries than the terms that could be obtained in a similar agreement or transaction with a person other than an Associated Person and (ii) the aggregate consideration paid or payable by the Company and its Subsidiaries in connection with all such agreements and transactions shall not exceed $100,000.

    (b) The Company will not cause or permit any agreements or contracts between the Company or any of its Subsidiaries and any Associated Person to be modified or amended in any respect that is materially adverse to the Company or its Subsidiaries, or to the interests of the Investor, as such.

    sec.8.17. TERMINATION OF ALL COVENANTS. All of the covenants of the Company contained in this Article VIII shall terminate on and as of the Covenant Termination Date.

                                   ARTICLE IX

                           GRANT OF PREEMPTIVE RIGHTS

    The Company hereby grants to the Investor preemptive rights to purchase a portion of New Securities (as defined in sec.9.01(a) hereof) that the Company may from time to time after the effective date hereof propose to issue to any person or persons. The preemptive rights granted to the Investor pursuant to this Article IX shall be governed by and subject to all of the terms and provisions contained in this Article IX:

    sec.9.01. DEFINITIONS.

    (a) As used in this Article IX, the term "NEW SECURITIES" shall mean any capital stock of the Company of any class, and any rights, options or warrants to purchase any such capital stock, and securities (including, without limitation, debt obligations) of any type whatsoever that are, or may become, convertible into or exchangeable for any such capital stock; PROVIDED, HOWEVER, that the term "NEW SECURITIES" shall not include: (i) any shares of Preferred Stock issued by the Company pursuant to this Agreement or any shares of Common Stock issuable upon conversion of the Class B Preferred Stock; (ii) employee stock options issued by the Company pursuant to any stock option plan approved by the Board of Directors of the Company, and shares of Common Stock issuable upon exercise thereof; (iii) shares of Common Stock to be offered and sold pursuant to any Qualified Public Offering; or (iv) underwriters' warrants issued in connection with a Qualified Public Offering, and shares of Common Stock issued upon exercise of such underwriters' warrants.

    (b) As used in this Article IX, the term "Pro Rata Share" shall mean that portion of any contemplated issuance of New Securities which bears the same proportional relationship to the total quantity of such New Securities to be issued that the total number of shares of the Company's preferred stock of all classes (excluding the Class A Preferred Stock) then owned by the Investor bears to the total number of shares of the Company's preferred stock of all classes (excluding the Class A Preferred Stock) that are issued and outstanding immediately prior to the issuance of such New Securities.

    sec.9.02. PREEMPTIVE RIGHTS.

    (a) In the event (and on each occasion) that the Company shall decide to undertake an issuance of New Securities, the Company will give to the Investor written notice (an "OFFER NOTICE") of the Company's decision, describing the type of New Securities, the price, and the general terms upon which the Company has decided to issue the New Securities. The Investor shall have fourteen (14) days from the date on which the Company shall give the written Offer Notice to the Investor (in this Article IX called the "OFFER DATE") to agree to purchase its Pro Rata Share of such New Securities for the price and upon the general terms specified in the Offer Notice and in compliance with this sec.9.02, by giving written notice to the Company and stating therein the portion of its Pro Rata Share of New Securities to be purchased by the Investor. If, in connection with such a proposed issuance of New Securities, the Investor shall for any reason fail or refuse to give such written notice to the Company within such period of fourteen (14) days, the Investor shall, for all purposes of this Article IX, be deemed to have refused (in that particular instance only) to purchase any of such New Securities and to have waived (in that particular instance only) all rights of the Investor under this Article IX to purchase any of such New Securities.

    (b) In the event that the Investor shall fail or refuse to exercise in full its rights of first refusal within said fourteen (14) day period, the Company shall have ninety (90) days thereafter to sell the quantity of New Securities which the Investor did not agree to purchase, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's Offer Notice to the Investor. In the event the Company has not sold such New Securities within said period of ninety (90) days, the Company will not thereafter issue or sell any New Securities without first offering to the Investor its Pro Rata Share of such New Securities in the manner provided by the foregoing provisions of this Article IX.

    (c) The Investor may designate any Permitted Transferee of the Investor to exercise any preemptive rights of the Investor under this Article IX.

    sec.9.03. NO INCONSISTENT AGREEMENTS. The Company will not, at any time after the effective date of this Agreement, enter into any agreement or contract (whether written or oral) which is inconsistent in any respect with the preemptive rights granted by the Company to the Investor pursuant to this
Article IX.

    sec.9.04. TERMINATION OF PREEMPTIVE RIGHTS. All rights of the Investor under this Article IX, and all agreements and obligations of the Company under this
Article IX, shall terminate and shall have no further force or effect from and after the earlier to occur of (i) the conversion of all of the Investor's Class B Preferred Stock into Common Stock, and (ii) the consummation of a Qualified Public Offering.

                                    ARTICLE X

                                    DEFAULTS

    sec.10.01. EVENTS OF DEFAULT. The Investor will be entitled to exercise the remedies provided by sec.10.02 hereof in accordance with the terms thereof if any one or more of the following events (each an "EVENT OF DEFAULT") shall occur:

             (a) the Company or any of its Subsidiaries shall fail to perform or observe any covenant, agreement or provision set forth in this Agreement or any covenant, agreement, or provision to be performed or observed by it under any Fundamental Document (except the Development Agreement, which is dealt with separately in subsection (d) below), and such failure shall not be rectified or cured to the satisfaction of the Investor within thirty (30) days after written notice from the Investor; or

             (b) any representation or warranty made by the Company or any of its Subsidiaries in connection with this Agreement or any other Fundamental Document or any amendment to either shall prove to have been false on the date as of which it was made; or

             (c) the Company or any of its Subsidiaries shall:

                 (i) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                 (ii) have filed against it a petition commencing an involuntary case under said Title 11 and such petition shall not have been dismissed or stayed within sixty (60) days;

                 (iii) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

                 (iv) have entered against it an order by a court of competent jurisdiction (x) finding it to be bankrupt or insolvent, (y) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (z) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property, which order shall not have been dismissed or stayed within sixty (60) days; or

                 (v) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property; or

             (d) the Company shall default in the performance or observance of any of its obligations contained in secs.7, 8, 13.01, or 13.02 of the Development Agreement; or

             (e) a Change of Control shall have occurred prior to July 1, 1999.

    sec.10.02. REMEDIES. Upon the occurrence and continuance of any of the Events of Default under sec.10.01 hereof, in each and every such case,

             (a) the Investor may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding for specific performance of any covenant, provision or condition contained or incorporated by reference in this Agreement or in any Fundamental Document, or in aid of the exercise of any power granted in this Agreement or any Fundamental Document; and, at any time after the giving of a Repurchase Notice to the Company pursuant to Article XI hereof, the theretofore unexercised "repurchase" rights set forth in
         Article XI hereof shall, to the extent not already exercisable, be deemed to have become immediately exercisable and the Investor may in such Repurchase Notice to the Company declare all or part of such theretofore unexercised "repurchase" rights to be forthwith exercised and due and payable (unless there shall have occurred an Event of Default under sec.10.01(c) hereof, in which case such "repurchase" rights shall be automatically exercised and due and payable, whereupon the Repurchase Price for the Class B Preferred Stock shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are expressly waived), and any such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect.

    sec.10.03. WAIVERS. Each of the Company and its Subsidiaries hereby waives, to the extent not prohibited by applicable law, (a) all presentments, demands for performance and notices of nonperformance (except to the extent specifically required by the provisions hereof), (b) any requirement of diligence or promptness on the part of the Investor in the enforcement of its rights under the provisions of this Agreement, the Certificate of Incorporation, or any Fundamental Document, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law.

                                   ARTICLE XI

                     REPURCHASE OF CLASS B PREFERRED STOCK.

    sec.11.01. RIGHT TO REQUIRE REPURCHASE OF CLASS B PREFERRED STOCK. Upon the occurrence of any Event of Default, the Investor may, by notice to the Company (a "REPURCHASE NOTICE."), elect to sell to the Company (and the Company hereby agrees to repurchase from the Investor), at the Repurchase Price specified in sec.11.04 hereof, such number of shares of the Class B Preferred Stock as are specified in the Repurchase Notice. For all purposes of this Article XI, each share of Class B Preferred Stock shall be treated as the number of shares of Underlying Stock for which it is then convertible. If and to the extent that the Class B Preferred Stock has previously been converted into Underlying Stock, it shall cease to be subject to the Investor's right to require repurchase under this sec.11.01.

    sec.11.02. REPURCHASE CLOSING. The repurchase closing shall take place at the offices of the Company at 10:00 a.m. local time on a date (a) not more than ninety (90) days after the date a Repurchase Notice is received by the Company as the Company shall specify by notice to the Investor, or at such later time as Fair Market Value shall have been determined under sec.11.04(b) hereof, or (b) at such other time and place as the Investor and the Company may agree upon (a "REPURCHASE CLOSING DATE"). At the repurchase closing the Investor will deliver to the Company a certificate or certificates evidencing the Class B Preferred Stock then to be purchased by the Company (properly endorsed or accompanied by stock powers) against payment of the Repurchase Price to the Investor in the manner specified in sec.11.03 hereof. Except to the extent prohibited by applicable law, prior to the Repurchase Closing Date, the Company will provide the Investor with all available information that may be material to the exercise of its rights under this Article XI, including any plans or proposals for any mergers, sales of assets, acquisitions and substantial sales of stock by its stockholders.

    sec.11.03. PAYMENT. The Company shall pay the Repurchase Price at any closing under sec.11.02 hereof out of funds legally available therefor in cash or immediately available funds. In the event that any portion of the Repurchase Price is not paid as a result of any insufficiency of legally available funds or otherwise, the Investor shall retain all of its rights hereunder and under and in connection with the Class B Preferred Stock and the Underlying Stock, as to that number of shares of the Class B Preferred Stock as such unpaid portion represents (the "UNREPURCHASED SECURITIES"), until such time as the unpaid portion of the Repurchase Price and interest thereon, determined as set forth below, shall be paid to the Investor in full; and the Investor shall, at any time prior to payment of the Repurchase Price for any Unrepurchased Securities, be entitled, by notice to the

Company (the "RESCISSION NOTICE"), to rescind its repurchase request of such Unrepurchased Securities pursuant to sec.11.01. Unless and until the Company receives a Rescission Notice, the unpaid portion of the Repurchase Price allocable to the Unrepurchased Securities shall remain an obligation of the Company and shall become due and payable, in cash or immediately available funds, as soon as there are funds legally available therefor. Interest shall accrue from the date ninety (90) days after the date on which the Company receives the applicable Repurchase Notice on any unpaid portion of the Repurchase Price at the rate of fifteen percent (15%) per annum, compounded on a monthly basis to the extent permitted by law and payable on demand.

    sec.11.04. REPURCHASE PRICE FOR CLASS B PREFERRED STOCK.

    (a) Repurchase Price. The repurchase price (the "REPURCHASE PRICE") shall be an amount equal to the greater of (i) the original purchase price of the Class B Preferred Stock and (ii) the quotient obtained by dividing (A) the Fair Market Value of the Company's stockholders equity (as determined pursuant to sec.11.04(b) hereof), calculated as of the date of the related Repurchase Notice under sec.11.01 hereof by (B) the sum of (1) the number of shares of Common Stock then outstanding PLUS (2) the number of shares of Common Stock then issuable upon exercise of then outstanding warrants (if any), options or convertible securities (including, without limitation, the Class B Preferred Stock), in each case to the extent then exercisable.

    (b) FAIR MARKET VALUE. For a period of ten (10) days after the date of any Repurchase Notice (the "NEGOTIATION PERIOD"), each party hereto agrees to negotiate in good faith to reach agreement upon the fair market value of the Company's stockholders equity (the "FAIR MARKET VALUE"). In the event that the parties are unable to agree upon the Fair Market Value by the end of the Negotiation Period, the Fair Market Value of the Company's stockholders equity shall be determined for purposes of this sec.11.04(b) initially by an appraiser selected by the Company (the "COMPANY APPRAISER") and whose appraisal (the "COMPANY APPRAISAL") shall be furnished to the Investor within thirty (30) days after the end of the Negotiation Period. If the Investor does not object to such determination within fifteen (15) days after receipt of such notice, the fair market value determined by the Company Appraiser shall be the Fair Market Value. If the Investor objects to the Fair Market Value determined by the Company Appraiser, the Investor may select an Appraiser (the "INVESTOR APPRAISER") who shall review the determination of the Company Appraiser and issue a report thereon (the "INVESTOR APPRAISAL"), within thirty (30) days after delivery to the Investor of the Company Appraisal. Within ten (10) days after delivery to the Company of the Investor Appraisal, the Company Appraiser and the Investor Appraiser shall meet in order to resolve any questions or differences with respect to the Fair Market Value. If such Appraisers agree on a Fair Market Value of the Company's stockholders equity, such Fair Market Value shall be the Fair Market Value. If no agreement is reached, such Appraisers shall select an appraiser (the "THIRD APPRAISER") within five (5) days after such meeting.

Fair Market Value shall then be determined by the Third Appraiser within thirty
(30) days after delivery to the Company of the Investor Appraisal, and the determination of the Third Appraiser shall be conclusive and binding upon the Company and the Investor. Fair Market Value shall in all cases be calculated by determining the Fair Market Value of the entire stockholders' equity interest of the Company taken as a whole, without premium for control or discounts for minority interests or restrictions on transfer. All expenses of the Company Appraisal shall be borne by the Company; all expenses of the Investor Appraisal shall be borne by the Investor; and all expenses of the Third Appraiser shall be borne equally by the Company and the Investor.

    sec.11.05 COMPANY'S RIGHT TO REPURCHASE CLASS B PREFERRED STOCK. At or any any time after the tenth (10th) anniversary of the Closing Date, the Company shall have the right to repurchase the Class B Preferred Stock, or any portion of it which shall not have previously been converted to Common Stock, at a repurchase price of $1.00 per share; provided, that prior to the exercise of such right of repurchase, the Investor or its permitted transferee(s) shall have been given sufficient notice and opportunity to convert said Class B Preferred Stock to Common Stock.

                                   ARTICLE XII

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

    sec.12.01. SURVIVAL OF REPRESENTATIONS. The representations and warranties of the Company and the Investor contained in this Agreement, or any agreement, instrument or document delivered pursuant to any of the provisions of this Agreement, shall survive the execution and delivery of this Agreement, any examination or investigation conducted by or on behalf of the Company or the Investor, and the Closing hereunder.

    sec.12.02. INDEMNIFICATION FOR MISREPRESENTATIONS. The Company agrees to indemnify and hold the Investor harmless from and against, and to pay to the Investor, on demand by the Investor from time to time, the full amount of any loss, claim, damage, liability, cost or expense (including reasonable attorneys' fees) resulting to the Investor from any false, incorrect or misleading representation or warranty of the Company contained in this Agreement, or in any agreement, instrument or document delivered by the Company to the Investor pursuant to any of the provisions of this Agreement (provided, however, that the limitation of liability set forth in sec.15. of the Development Agreement shall apply to claims for indemnification arising out of the Development Agreement, as provided therein).

    sec.12.03. EXPENSES. The Company agrees to pay to the Investor, on demand by the Investor at any time and as often as the occasion therefor may require, all reasonable out-of-pocket costs and expenses which shall be incurred or sustained by the Investor at any time in connection with any litigation, proceeding or dispute arising out of or relating to any Fundamental Documents (excluding the Development Agreement;) or relationships created thereby, or in connection with any action or proceeding taken by the Investor to protect or preserve all or any of the rights, remedies, powers or privileges of the Investor under any of such documents or to enforce, any of the covenants, agreements or obligations of the Company under any of such documents (including, without limitation, all of the reasonable fees and disbursements of legal counsel for the Investor); PROVIDED, HOWEVER, that in the case of any such litigation, proceeding or dispute, or any such action or proceeding, the Investor is the prevailing party.

                                  ARTICLE XIII

                              CERTAIN DEFINED TERMS

As used herein the following terms shall have the meaning assigned to them in this Article XIII:

    "ASSOCIATED PERSON" shall have the meaning specified in sec.4.16(b) hereof.

    "CHANGE OF CONTROL" shall mean the occurrence of either of the following events: (a) the Founders or their Permitted Transferees shall cease to own at least fifty-one percent (51%) of the outstanding Common Stock of the Company, determined on a fully-diluted basis, or (b) either Robert C. Downs or Russell M. Blair III shall cease to be employed by the Company for any reason.

    "COVENANT TERMINATION DATE" shall mean the earliest of (i) the date on which the Company shall complete and close a Qualified Public Offering; (ii) the date on which all outstanding shares of Class B Preferred Stock shall have been converted to Common Stock; and (iii) July 1, 1999.

    "DEVELOPMENT AGREEMENT" shall mean the Cooperative Development and License Agreement, dated as of the date hereof, by and between the Company and the Investor, as such agreement may be amended, modified or restated from time to time.

    "EVENT OF DEFAULT" shall have the meaning specified in sec.10.01.

    "FOUNDERS" shall mean each of Robert C. Downs, Russell M. Blair III and Donald Levinstone.

    "FUNDAMENTAL DOCUMENTS" shall mean, collectively: (i) this Agreement; (ii) the Certificate of Amendment (as defined in sec.1.01 hereof), (iii) the Registration

Rights Agreement; (iv) the Shareholder Agreement; and (v) the Development Agreement.

    "INDEBTEDNESS FOR BORROWED MONEY" shall have the meaning specified in sec.4.11 hereof.

    "INVESTOR" shall have the meaning specified in the introductory paragraph hereto.

    "INVESTOR DIRECTOR(S)" shall mean the member(s) of the Board of Directors of the Company who shall be nominated by the Investor pursuant to the Shareholder Agreement.

    "INVESTOR SHARES" shall mean, in relation to the Investor at any particular date, (i) all shares of Common Stock held of record by the Investor on such date, and (ii) all shares of Common Stock issuable by the Company to the Investor upon conversion of or in exchange for or upon exercise of rights under all other capital stock or other securities (including warrants and options) of the Company held of record by the Investor on such date; and, in this Agreement, the Investor shall be deemed to hold of record on any particular date the total number of shares of Common Stock issuable by the Company upon conversion of or in exchange for or upon exercise of rights under all capital stock or other securities (including warrants and options) of the Company then held of record by the Investor on such date; disregarding, for this purpose, any legal or other restrictions on the exercise of such rights.


    "MATERIAL ADVERSE EFFECT" shall mean any material adverse effect on the assets, business, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole.

    "PERMITTED TRANSFEREE" shall mean, in relation to any person, each person to whom such person would be permitted to transfer securities of the Company pursuant to the Shareholder Agreement.

    "Person" or "Person" shall mean an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

    "PRO FORMA BALANCE SHEET" shall have the meaning specified in sec.4.09.

    "QUALIFIED PUBLIC OFFERING" shall mean, in relation to the Company, the first underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock in which (i) not less than $10,000,000 of net cash proceeds from such public offering shall be received by the Company for the account of the Company; (ii) the public offering price per share of Common Stock in such public offering shall equal or exceed $8.00; and (iii) each of the underwriters participating in such public offering shall be obligated to buy on either a "firm commitment" or a "best efforts" basis all shares of Common Stock which such underwriters shall have agreed to distribute.

    "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement, in or substantially in the form of EXHIBIT B attached hereto, dated as of the date hereof, among the Company, the Investor and certain other shareholders of the Company, as such agreement may be amended, modified or restated from time to time.

    "REPURCHASE NOTICE" shall have the meaning specified in sec.11.01.

    "RESTRICTED STOCK AGREEMENTS" shall mean the Restricted Stock Agreements, dated as of the date hereof, between the Company and each Founder, acceptable to the Investor in form and content.

    "SHAREHOLDER AGREEMENT" shall mean the Shareholder Agreement, in or substantially in the form of EXHIBIT C attached hereto, dated as of the date hereof, by and among the Company, the Investor, and certain other shareholders of the Company, as such agreement may be amended, modified or restated from time to time.

    "SUBSIDIARY" shall mean, in relation to the Company at any particular time, any other corporation at least fifty percent (50%) of the outstanding voting shares in the capital of which shall be owned or controlled (whether directly or indirectly) by the Company and/or by any one or more of the Company's other Subsidiaries.

    "UNDERLYING STOCK" shall mean the shares of Common Stock issued or issuable upon the conversion of the Class B Preferred Stock.

                                   ARTICLE XIV

                                  MISCELLANEOUS

    sec.14.01. NOTICES.

    (a) All notices and other communications pursuant to this Agreement shall be in writing, either delivered in hand or sent by first-class mail, postage prepaid, or sent by telex, telecopier, facsimile machine or telegraph, addressed as follows:

        (i) if to the Company, at the address of the Company set forth on the first page hereof, or at such other address as shall have been furnished to the Investor in writing by the Company, and marked "Attention: Chief Executive Officer"; or

        (ii) if to the Investor, at the address of the Investor set forth below the name of the Investor on the first page hereof, or at such other address as shall have been furnished to the Company by the Investor in writing.

    (b) Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) when delivered in hand to the party to which it was directed, (ii) if sent by telex, telecopier, facsimile machine or telegraph and properly addressed in accordance with the foregoing provisions of this sec.14.01, when transmitted, or (iii) if sent by first-class mail, postage prepaid, and properly addressed in accordance with the foregoing provisions of this sec.14.01, (A) when received by the addressee, or (B) on the third business day following the day of dispatch thereof, whichever of (A) or (B) shall be the earlier.

    sec.14.02. GOVERNING LAW. This Agreement is intended to take effect as a sealed instrument and shall be construed in accordance with and governed by the internal laws of the Commonwealth of Massachusetts, without regard to the principles of conflicts of law.

    sec.14.03. AMENDMENTS AND WAIVERS. Except as otherwise expressly required by any other provisions of this Agreement, none of the terms or provisions contained in this Agreement, and none of the agreements, obligations or covenants of the Company contained in this Agreement, may be amended, modified, supplemented, waived or terminated unless (i) the Company shall execute an instrument in writing agreeing or consenting to such amendment, modification, supplement, waiver or termination, and (ii) the Company shall receive a prior written consent therefor of a majority of the Investors' shares purchased hereunder.

    sec.14.04. INTEGRATION. Annexed to this Agreement are EXHIBITS A, B and C. and a DISCLOSURE SCHEDULE consisting of nine (9) parts. Such EXHIBITS AND DISCLOSURE SCHEDULE are an integral part of this Agreement and are hereby incorporated by reference.

    sec.14.06. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of the Investor in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

    sec.14.07. ENTIRE AGREEMENT. This Agreement, including the EXHIBITS and DISCLOSURE SCHEDULE hereto, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior understandings or agreements concerning the subject matter hereof.

    sec.14.08. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

    sec.14.09. BINDING EFFECT. All of the covenants and agreements of the Company contained in, and all of the rights granted by the Company pursuant to, this Agreement, shall inure to the benefit of the Investor and each Permitted Transferee of the Investor to whom Investor Shares shall have been transferred. None of such covenants, agreements or rights shall be assignable or transferable by the Investor to any person except to a person who is a Permitted Transferee of the Investor.

    sec.14.10. COUNTERPARTS. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.

    If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return such counterpart to the undersigned, whereupon this Agreement, as so accepted by each of you, shall become a binding agreement under seal among you and the undersigned, WaveMark Technologies, Inc.

                                            Very truly yours,

                                            WAVEMARK TECHNOLOGIES, INC.

                                            By: /s/ Robert C. Downs
                                                --------------------------------

                                            Title: President
                                                   -----------------------------

    The foregoing Securities Purchase Agreement with WaveMark Technologies,
Inc. is hereby accepted by the undersigned on and as of the date first set forth above.

INVESTOR
--------

XIONICS DOCUMENT TECHNOLOGIES, INC.

By: /s/ Carolyn E. Ramm
    ------------------------------

Title: VP & General Counsel
       ---------------------------

                  EXHIBITS AND DISCLOSURE SCHEDULE REFERENCES

        EXHIBITS

Exhibit A  Form of Certificate of Amendment
Exhibit B  Form of Registration Rights Agreement
Exhibit C  Form of Shareholder Agreement
Exhibit D  Form of Cooperative Development and License Agreement


                         DISCLOSURE SCHEDULE REFERENCES


sec.4.06   Commitments to Issue Securities
sec.4.08   Shareholders
sec.4.10   Liabilities
sec.4.11   Indebtedness for Borrowed Money
sec.4.12   Title to Properties
sec.4.15   Litigation
sec.4.16   Transactions with Associated Persons
sec.4.20   Private Offering
sec.8.10   Issuance of Other Capital Stock, Etc.

                                                                       Exhibit A

                            CERTIFICATE OF AMENDMENT

                                       to

                          CERTIFICATE OF INCORPORATION

                                       of

                           WAVEMARK TECHNOLOGIES, INC.

       The Certificate of Incorporation of WaveMark Technologies, Inc., a Delaware corporation, is hereby amended by deleting ARTICLE FOURTH thereof in its entirety and substituting in lieu thereof the following new ARTICLE FOURTH:

              FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be 11,900,000 shares, consisting of: (i) 11,000,000 shares of Common Stock, par value $.001 per share ("Common Stock") and (ii) 900,000 shares of the Company's Preferred Stock, par value $.001 per share, of which (A) 250,000 shares have been designated Class A Redeemable Nonconvertible Preferred Stock (the "Class A Preferred Stock") and
(B) 650,000 shares have been designated Class B Convertible Preferred Stock
(the "Class B Preferred Stock" and, together with the Class A Preferred Stock, the "Preferred Stock").

       As used in this ARTICLE FOURTH:

       (A) the term "Capital Stock" shall mean and include Preferred Stock and Common Stock.

       (B) the term "Change of Control" shall mean the occurrence of either of the following events: (a) the Founders or their permitted transferees shall cease to own at least fifty-one percent (51%) of the outstanding Common Stock of the Corporation, determined on a fully-diluted basis, or (b) either Robert C. Downs or Russell M. Blair III shall cease to be employed by the Company for any reason.

       (C) the term "Development Agreement" shall mean that certain Cooperative Development and License Agreement between Xionics Document Technologies, Inc. and the Corporation, dated as of June 20, 1997, as amended from time to time.

       (D) the term "Event of Default" shall mean any of the following events:

              (1) the Corporation or any of its subsidiaries shall fail to perform or observe any covenant, agreement or provision set forth in the Securities Purchase Agreement or any covenant, agreement, or provision to be performed or observed by it under the Securities Purchase Agreement, this Certificate of Amendment of the Corporation's Certificate of Incorporation, the Registration Rights Agreement or the Shareholder Agreement, and such failure shall not be rectified or cured to the satisfaction of the Investor within thirty (30) days after written notice from the Investor; or

              (2) any representation or warranty made by the Corporation or any of its subsidiaries in connection with the Securities Purchase Agreement, this Certificate of Amendment of the Corporation's Certificate of Amendment, the Registration Rights Agreement or the Shareholder Agreement or any amendment to any of them shall prove to have been false on the date as of which it was made; or

              (3)    the Corporation or any of its subsidiaries shall:

                     (a) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                     (b) have filed against it a petition commencing an involuntary case under said Title 11 and such petition shall not have been dismissed or stayed within sixty (60) days;

                     (c) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

                     (d) have entered against it an order by a court of competent jurisdiction (x) finding it to be bankrupt or insolvent,
              (y) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (z) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property, which order shall not have been dismissed or stayed within sixty (60) days;

                     (e) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property; or

              (4) the Corporation shall default in the performance or observance of any of its obligations contained in Sections 7, 8, 13.01, or 13.02 of the Development Agreement; or

              (5) a Change of Control shall have occurred prior to July 1, 1999.

       (E) the term "Founders" shall mean Robert C. Downs, Russell M. Blair III, and Donald Levinstone.

       (F)    the term "Investor" shall mean Xionics Document Technologies, Inc.

       (G) the term. "Junior Stock" shall mean and include Class B Preferred Stock, Common Stock and any other capital stock of the Corporation of any series which is junior to the Class A Preferred Stock as to the payment of dividends or as to distributions upon dissolution, liquidation, winding up or redemption.

       (H) the term "Liquidation Value", in relation to each share of (i) Class A Preferred Stock, shall be $1.00 per share of Class A Preferred Stock as adjusted from time to time pursuant to sec.1.01 and sec.1.02(b) hereof and (ii) Class B Preferred Stock, shall be $1.00 per share of Class B Preferred Stock.

       (I) the term "Original Issue Date" shall mean the date as of which each share of Preferred Stock was originally issued by the Corporation to the original holder thereof.

       (J) the term "Qualified Public Offering" shall mean, in relation to the Corporation, the first underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock in which (i) not less than $10,000,000 of net cash proceeds from such public offering shall be received by the Corporation for the account of the Corporation; (iii the public offering price per share of Common Stock in such public offering shall equal or exceed $8.00; and (iii) each of the underwriters participating in such public offering shall be obligated to buy on either a "firm commitment" or a "best efforts" basis all shares of Common Stock which such underwriters shall have agreed to distribute.

       (K) the term "Redemption Date" shall mean (i) with respect to an optional redemption pursuant to sec.4.01 hereof, November I of the calendar year in which a Redemption Notice is given to the Corporation, (ii) with respect to an automatic redemption pursuant to sec.4.02 hereof, the date of the consummation of a Qualified Public Offering, (iii) with respect to an accelerated redemption pursuant to. sec.4.03 hereof, the date that is ten (10) days after the date on which any holder of Class A Preferred Stock shall have given a written notice to the Corporation of such holder's election to have such Class A Preferred Stock redeemed in accordance with such sec.4.03, and
(iv) with respect to a redemption by the Corporation pursuant to sec.4.04 hereof, the date that is ten (10) days after the date on which the Corporation shall have given written notice to the Investor (or the Investor's permitted transferee) of the Corporation's election to redeem such Class A Preferred Stock in accordance with such sec.4.04.

       (L) the term "Registration Rights Agreement" shall mean that certain Registration Rights Agreement among the Corporation, the Investor, and certain of its shareholders, dated June 20, 1997, as amended from time to time.

       (M) the term "Restricted Stock Agreements" shall mean the Restricted Stock Agreements, dated as of June 20, 1997, between the Corporation and each Founder.

       (N) the term "Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated as of June 20, 1997, between the Corporation and the Investor, as amended from time to time.

       (O) the term "Shareholder Agreement" shall mean that certain Shareholder Agreement among the Corporation, the Investor and certain of the Corporation's shareholders, dated as of June 20, 1997, as amended from time to time.

PREFERRED STOCK

       SUBPART I. The following is a statement of the powers, designations, preferences and relative, participating, optional and other special rights of Preferred Stock and the qualifications, limitations and restrictions of Preferred Stock.

       sec.1.  DIVIDENDS.

       sec.1.01. DIVIDENDS ON CLASS A PREFERRED STOCK.

              (a) Holders of Class A Preferred Stock shall be entitled to receive, on March 31 in each calendar year, beginning, with respect to each share of Class A Preferred Stock, on the first such day falling after the Original Issue Date of such share, but only when, as and if declared by the Board of Directors of the Corporation out of any funds legally available therefor, cumulative, noncom pounding cash dividends with respect to the preceding calendar year dividend period, at the rate of eight percent (8%) per annum of the Dividend Value thereof (as hereinafter defined in sec.1.01(c) hereof), from and including the date of issuance of such share to and including the date, if any, on which such share is redeemed.

              (b) Dividends, including all accrued but unpaid dividends, shall be paid on Class A Preferred Stock before any dividends shall be paid on or declared or set apart for, or any other distributions shall be made or ordered in respect of, any Junior Stock and before any moneys shall be set aside for or applied to the purchase, redemption, retirement or other acquisition of any Junior Stock, except for the declaration and payment of stock dividends, in the form of shares of Common Stock, on Common Stock and Class B Preferred Stock, and except for the repurchase of Common Stock, pursuant to employee stock repurchase agreements including the Restricted Stock Agreements, when authorized by the Board of Directors of the Corporation.

              (c) Such dividends on each share of Class A Preferred Stock shall accumulate and accrue from day to day from the Original Issue Date of such share, whether or not earned or declared, and whether or not there are funds legally available therefor, and shall be cumulative. As used in this ARTICLE FOURTH, the "Dividend Value" of Class A Preferred Stock shall mean, for any share thereof, $1.00 per share.

       sec.1.02. MISCELLANEOUS PROVISIONS APPLICABLE TO DIVIDENDS ON CLASS A PREFERRED STOCK.

              (a) So long as any shares of Class A Preferred Stock are outstanding, the Corporation will not at any time or for any reason whatsoever:
(i) declare or pay any dividends of any kind on any Junior Stock, except for the declaration and payment of stock dividends, in the form of shares of Common Stock, on Common Stock and Class B Preferred Stock; or (ii) make any payments on account of the purchase, redemption, retirement or other acquisition of any Junior Stock or any warrants, options or other rights to purchase any Junior Stock, except for the repurchase of Common Stock, pursuant to employee stock repurchase agreements including the Restricted Stock Agreements, when authorized by the Board of Directors of the Corporation; or (iii) make any other distributions of any kind in respect of any Junior Stock or in respect of any such warrants, options or other rights; or (iv) pay into or set, aside, or otherwise make available for a sinking fund, any moneys for the purchase, redemption, retirement or other acquisition of any Junior Stock; UNLESS, at the time of each such declaration, payment, purchase, redemption, retirement, acquisition or distribution, (A) all dividends on Class A Preferred Stock for all dividend periods for which dividends shall have accrued shall have actually been paid, and (B) the Corporation shall not be in default, in whole or in part, with respect to any payments required to be made for redemption of any Class A Preferred Stock pursuant to any provisions of sec.4 of this ARTICLE FOURTH.

              (b) If declared by the Board of Directors, dividends on each share of Class A Preferred Stock shall be paid on the March 31 of each calendar year, with respect to the preceding calendar year during all or any part of which each such share is outstanding ("Dividend Reference Dates"). In the event that any dividends accrued on any share of Class A Preferred Stock during the preceding yearly period (or lesser period, in the case of the first Dividend Reference Date) are not declared or paid on such Dividend Reference Date, they shall automatically be added on such Dividend Reference Date to the Liquidation Value of such share of Class A Preferred Stock, unless they shall have been subsequently paid.

       ss.1.03. DIVIDENDS ON JUNIOR STOCK. Subject to the preferences and other rights of the Class A Preferred Stock set forth in secs.1.01 and 1.02, the holders of Class B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Corporation out of funds legally available therefor, on a PRO RATA basis in accordance with the number of shares of Common Stock held or (deemed to be held (as provided in the next sentence) by each such holder. For the purposes of calculating the PRO RATA share of the dividends to which each holder of shares of Class B Preferred Stock shall be entitled pursuant to the provisions of the preceding sentence of this sec.1.03, each holder of shares of Class B Preferred Stock shall be deemed to hold the number of shares of Common Stock into which such shares of Class B Preferred Stock can then be converted pursuant to the provisions of sec.5 hereof.

sec.2. VOTING RIGHTS AND SPECIAL RIGHTS.

       sec.2.01. VOTING RIGHTS OF HOLDERS OF PREFERRED STOCK.

              (a) CLASS A PREFERRED STOCK. Except as provided in sec.2.01(c) or as otherwise required by law, the holders of Class A Preferred Stock shall not be entitled to vote on matters voted on by holders of Common Stock and the other shareholders of the Corporation.

              (b) CLASS B PREFERRED STOCK - IN GENERAL. Except as provided by the terms of this ARTICLE FOURTH (including, without limitation, sec.2.01(c) and (d) hereof) or as otherwise required by law, each holder of Class B Preferred Stock shall be entitled to vote on all matters voted on by holders of Common Stock and other shareholders of the Corporation and shall, in all cases, be entitled to the number of votes for each share of Class B Preferred Stock as shall be equal to the maximum number of full shares of Common Stock into which such share of Class B Preferred Stock can be converted (pursuant to the provisions of sec.5 hereof) at the record date for determination of shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise required by law or by the terms of this ARTICLE FOURTH, holders of all Class B Preferred Stock and holders of all Common Stock shall vote together as a single class and not as separate classes. Whenever the holders of Class B Preferred Stock are required by law or by the terms of this ARTICLE FOURTH to vote as a single class separate from the holders of Common Stock, then (except as otherwise expressly required by law or by the terms of this ARTICLE FOURTH), the holders of Class B Preferred Stock shall vote together as a single class and not as separate classes. Whenever the holders of Class B Preferred Stock are entitled or required to vote as such a separate, single class, each share of Class B Preferred Stock shall be entitled to the number of votes as shall be equal to the number of full shares of Common Stock into which such share of Class B Preferred Stock can then be converted (all as provide in the first sentence of this sec.2.01(b)).

              (c) PROTECTIVE PROVISIONS. Notwithstanding anything else to the contrary contained herein, no amendment, repeal or modification of any provision of the Certificate of Incorporation or By-laws of the Corporation which would adversely affect the rights or preferences of the holders of the Class A Preferred Stock or the Class B Preferred Stock shall be effective without the affirmative consent of not less than 66-2/3% of the holders of the Class A Preferred Stock or 66-2/3% of the holders of the Class B Preferred Stock, as applicable, voting as separate classes.

              (d) OTHER VOTING PROVISIONS. For a period of three (3) years from the Original Issue Date of the Corporation's initial issuance of Class B Preferred Stock, the affirmative vote or written consent of not less than 66-2/3% of all votes cast by holders of Class B Preferred Stock, voting in each case as a single, separate class, will be required for each of the following:

       (i) the acquisition of the Company (whether by merger, consolidation or otherwise), or the sale or other disposition of all or any substantial part of the assets, or other reorganization, or the sale or other disposition of all or any material part of the technology or intellectual property rights, or the license of any material part of the technology or other intellectual property rights (which license is exclusive, substantially exclusive, or otherwise restricts or limits the right of the Corporation or its subsidiaries to use, sell, distribute or modify such technology or other intellectual property rights) of the Corporation or any of its subsidiaries;

       (ii) the liquidation, dissolution or winding up of the Corporation or any of its subsidiaries;

       (iii) the redemption or repurchase of any outstanding equity securities of the Corporation other than (A) the redemption of Class A Preferred Stock in accordance with sec.4 hereof, or (B) the repurchase by the Corporation, upon the terms contained in employee stock repurchase agreements including the Restricted Stock Agreements, and with the prior approval of the Board of Directors, of Common Stock held by employees of the Corporation; and

       (iv) the declaration or payment of any dividends or other distributions of any kind on any equity securities of the Corporation other than the declaration and payment of dividends on Class A Preferred Stock in accordance with the provisions of sec. 1 hereof.

       sec.3.  LIQUIDATION RIGHTS OF PREFERRED STOCK.

       sec.3.01. LIQUIDATION PREFERENCE OF HOLDERS OF CLASS A PREFERRED STOCK. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each holder of Class A Preferred Stock shall be entitled to be paid on such Class A Preferred Stock out of the Distributable Assets (as defined in sec.3.06 of this ARTICLE FOURTH) of the Corporation, whether from capital, surplus or earnings, before any payment or distribution of any kind shall be made to any holder of Junior Stock on such Junior Stock, the aggregate amount of all Liquidation Values of all shares of Class A Preferred Stock then held of record by such holder of Class A Preferred Stock.

       sec.3.02. ALLOCATION OF DISTRIBUTABLE ASSETS AMONG HOLDERS OF CLASS A PREFERRED STOCK. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Distributable Assets of the Corporation shall be insufficient to pay to each holder of Class A Preferred Stock then outstanding, the full amount to which such holder shall then be entitled hereunder (as provided by sec.3.01 of this ARTICLE FOURTH), the Distributable Assets of the Corporation shall be allocated in their entirety among holders of Class A Preferred Stock then outstanding on a PRO RATA basis in proportion to the total claims in such liquidation, dissolution or winding up of all outstanding shares of Class A Preferred Stock.

       sec.3.03. LIQUIDATION PREFERENCE OF HOLDERS OF CLASS B PREFERRED STOCK. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and after the payment of the Liquidation Value on each share of Class A Preferred Stock as provided in sec.3.01 above, each holder of Class B Preferred Stock shall be entitled to be paid on such Class B Preferred Stock out of the Distributable Assets (as defined in sec.3.06 of this ARTICLE FOURTH) of the Corporation, whether from capital, surplus or earnings, before any payment or distribution of any kind shall be made to any holder of Common Stock on such Common Stock, the aggregate amount of all Liquidation Values of all shares of Class B Preferred Stock then held of record by such holder of Class B Preferred Stock.

       sec.3.04. ALLOCATION OF DISTRIBUTABLE ASSETS AMONG HOLDERS OF CLASS B PREFERRED STOCK. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Distributable Assets of the Corporation shall be insufficient to pay to each holder of Class B Preferred Stock then outstanding, the full amount to which such holder shall then be entitled hereunder (as provided by sec.3.03 of this ARTICLE

FOURTH), the Distributable Assets of the Corporation remaining after redemption of the Class A Preferred Stock shall be allocated in their entirety among holders of Class B Preferred Stock then outstanding on a PRO RATA basis in proportion to the total claims in such liquidation, dissolution or winding up of all outstanding shares of Class B Preferred Stock.

       sec.3.05. RIGHTS OF HOLDERS OF JUNIOR STOCK IN REMAINING DISTRIBUTABLE ASSETS. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment shall have been made to all holders of Class A Preferred Stock and Class B Preferred Stock of the full amounts to which such holders shall then be entitled pursuant to sec.3.01 and sec.3.03 hereof, the holders of Junior Stock (other than the Class B Preferred Stock) shall be entitled to share, ratably, according to the total number of shares of Junior Stock (other than the Class B Preferred Stock) then held or then deemed (as provided in the next sentence) to be held by them, in all remaining Distributable Assets of the Corporation. For the purposes of calculating the PRO RATA share of the Corporation's Distributable Assets to which each holder of shares of Junior Stock shall be entitled pursuant to the provisions of the preceding sentence of this sec.3.05, each holder of shares of Junior Stock (other than the Class B Preferred Stock) shall be deemed to hold the maximum number of full shares of Common Stock into which such shares of the Junior
Stock convertible into Common Stock (other than the Class B Preferred Stock) can then be converted pursuant to the provisions of this ARTICLE FOURTH.

       sec.3.06. DISTRIBUTABLE ASSETS. As used in this ARTICLE FOURTH, the term "Distributable Assets" shall mean, in relation to any voluntary or involuntary liquidation, dissolution or winding up of the Corporation at any particular time, all of the property and assets of the Corporation (whether from capital, surplus or earnings) available for distribution to the Corporation's stockholders upon such liquidation, dissolution or winding up of the Corporation.

       sec.3.07. MERGER AND SALE TREATED AS LIQUIDATION. For all purposes of sec.3 hereof, (i) the merger or consolidation of the Corporation with or into any other corporation or corporations or the merger or consolidation of any other corporation or corporations with or into the Corporation, and (ii) the sale, transfer or lease of all or substantially all of the property and assets of the Corporation, shall be deemed, at the option of each holder of Class A Preferred Stock and Class B Preferred Stock, to be a liquidation, dissolution or winding up of the Corporation within the meaning of sec.3 of this ARTICLE FOURTH.

       sec.4.  REDEMPTION OF CLASS A PREFERRED STOCK.

       sec.4.01. OPTIONAL REDEMPTION.

              (a) During the period beginning July I and ending October 30 ("Election Period") of each calendar year, beginning in 1999, subject to the provisions of this sec.4.01, each holder of Class A Preferred Stock may, by giving a written notice of redemption to the Corporation ("Redemption Notice"), elect to cause the Corporation to redeem shares of Class A Preferred Stock, in cash at a price equal to the Liquidation Value per share thereof at the time, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares (the "Redemption Price"). If a Redemption Notice is given in the Election Period of any such calendar year, then the Corporation will redeem, on the Redemption Date, (i) if such Redemption Date occurs in 1999, up to 50% of all shares of Class A Preferred Stock outstanding on such Redemption Date, and (ii) if such Redemption Date occurs in 2000 or any year thereafter, up to 100% of all shares of Class A Preferred Stock outstanding on such Redemption Date. All shares of Class A Preferred Stock redeemed hereunder shall be redeemed from all holders thereof ratably in accordance with the number of shares held by such holders. Except as set forth in paragraph (b) of this sec.4.01 and in sec.4.05 hereof, each Redemption Notice given to the Corporation during an Election Period will be irrevocable, and will obligate the holders and the Corporation to redeem the Class A Preferred Stock identified in such notice in accordance with the provisions of this sec.4.

              (b) If, on any Redemption Date, the Corporation shall fail to pay, or shall be legally prohibited from paying, the Redemption Price in cash for the shares of Class A Preferred Stock which the Corporation shall have become obligated to redeem on such Redemption Date, then each holder of Class A Preferred Stock shall have the right to revoke the election to redeem shares of Class A Preferred Stock, and all of such Class A Preferred Stock will again be owned by the holder with all the powers, preferences and rights provided herein.

       sec.4.02. AUTOMATIC REDEMPTION. Notwithstanding anything else to the contrary contained herein, each share of Class A Preferred Stock shall be automatically redeemed by the Corporation, at the then effective Redemption Price for such share of Class A Preferred Stock, immediately upon the occurrence of the Corporation's initial Qualified Public Offering of Common Stock, without any action by the holders of such shares of Class A Preferred Stock. Upon receipt of the Redemption Price for each share of Class A Preferred Stock, each holder of Class A Preferred Stock shall surrender the certificates representing such shares as provided in sec.4.06(b) hereof.

       sec.4.03. ACCELERATION OF REDEMPTION. Notwithstanding anything else to the contrary contained herein, if at any time an Event of Default shall have occurred and be continuing, each holder of Class A Preferred Stock may, by written notice to the Corporation, require the Corporation to redeem, at the then effective Redemption Price therefor, all or a portion of the shares of Class A Preferred Stock then held by such holder. Upon receipt of such notice, the Corporation will redeem the number of shares specified in such notice by paying such holder the Redemption Price for each such share, in cash, on the Redemption Date applicable thereto. Upon receipt of the Redemption Price for each such share of Class A Preferred Stock, each holder of Class A Preferred Stock shall surrender the certificates representing such shares as provided in sec.4.06(b) hereof.

       sec.4.04. REDEMPTION BY THE CORPORATION. Notwithstanding anything else to the contrary contained herein, the Corporation may at any time after July 1, 2001 redeem all of the share of Class A Preferred Stock then outstanding from the holder(s) thereof by giving written notice of redemption to such holder(s) and paying such holder(s) the Redemption Price for each such share, in cash on the Redemption Date applicable thereto. Upon receipt of the Redemption Price for each such share of Class A Preferred Stock, each holder of Class A Preferred Stock shall surrender the certificates representing such shares as provided in sec.4.06(b) hereof.

       sec.4.05 ALLOCATION OF REDEMPTION PAYMENTS AMONG HOLDERS OF CLASS A PREFERRED STOCK. If, on any Redemption Date, the Corporation shall be legally prohibited from paying the Redemption Price in cash for each of the shares of Class A Preferred Stock which the Corporation shall have become obligated to redeem on such Redemption Date, then each holder of shares of Class A Preferred Stock to be redeemed on such Redemption Date, shall have the right to have redeemed by the Corporation such Redemption Date, the largest whole number of shares of Class A Preferred Stock which may be redeemed at the Redemption Price thereof by payment by the Corporation to such holder in cash an amount equal to the product of (a) the Available Redemption Amount (as defined in sec.4.07 hereof), multiplied by (b) the Allocation Fraction (as also defined in sec.4.07 hereof) determined as at the date sixty (60) days prior to any Redemption Date for all shares of such Class A Preferred Stock hold of record by such holder which the Corporation was (but for the provisions of this sec.4.05) obligated to redeem on such Redemption Date.

       sec.4.06. MISCELLANEOUS PROVISIONS APPLICABLE TO REDEMPTION OF CLASS A PREFERRED STOCK.

              (a) REDUCTION OF CAPITAL. The Corporation may and shall, to the extent necessary to effect each and every redemption of shares of Class A Preferred Stock required pursuant to sec.4.01, sec.4.02, sec.4.03 or sec.4.04 hereof, apply to each such redemption or redemptions such amount or amounts out of its capital as may then be permitted by the laws of the State of Delaware, and shall take all action, with respect to reduction of its capital or otherwise, required by the laws of the State of Delaware.

              (b) SURRENDER OF SHARES OF CLASS A PREFERRED STOCK. On each Redemption Date, each holder of shares of Class A Preferred Stock to be redeemed on such Redemption Date shall surrender such holder's certificates for such shares to the Corporation in the manner and at the place designated by the Corporation (or if the Corporation shall not have made any such designation, at the chief executive offices of the Corporation) and shall thereupon be entitled to receive the Redemption Price for such shares. In case less than all of the shares represented by any such surrendered certificates are to be redeemed, a new certificate shall be issued by the Corporation representing the unredeemed shares of Class A Preferred Stock.

       sec.4.07. ADDITIONAL DEFINITIONS. As used in this sec.4, the following terms shall have the meanings assigned to them below:

              (a) "Allocation Fraction" shall mean, in relation to any particular number of shares of Class A Preferred Stock to be redeemed on any Redemption Date, a fraction (i) the numerator of which shall be equal to the aggregate of all of the Redemption Prices for such particular number of shares of Class A Preferred Stock on the relevant Redemption Date, and (ii) the denominator of which shall be equal to the aggregate of all of the Redemption Prices for all shares of Class A Preferred Stock to be redeemed on such Redemption Date.

              (b) "Available Redemption Amount" shall mean, in relation to any Redemption Date, all property and assets of the Corporation legally available for the redemption of shares of Class A Preferred Stock by the . Corporation on such Redemption Date.

       sec.5. CONVERSION. The holders of Class B Preferred Stock shall have the conversion rights set forth in the following provisions of this sec.5.

       sec.5.01. RIGHT TO CONVERT. Each share of Class B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for Preferred Stock or Common Stock, into fully paid and non assessable shares of Common Stock, at the Conversion Ratio for such share of Class B Preferred Stock in effect at the time of conversion determined as provided in this sec.5. Each share of Class B Preferred Stock shall be convertible into the number of shares of Common Stock equal to the quotient (herein called the "Conversion Ratio") determined by dividing (a) the Conversion Value (as defined in sec.5.02 hereof) for such share of Class B Preferred Stock, by (b) the Conversion Price (as defined in sec.5.02 hereof) for such share of Class B Preferred Stock in effect at the time of conversion.

       sec.5.02. CONVERSION PRICE AND CONVERSION VALUE. As used in this sec.5:
(a) the term "Conversion Price" shall mean, in relation to any share of Class B Preferred Stock at any time, $1.00, subject to adjustment from time to time pursuant to the provisions of secs.5.04 - 5.07 below; and (b) the term "Conversion Value" shall mean, in relation to any share of Class B Preferred Stock, $1.00.

       sec.5.03. MECHANICS OF CONVERSION.

              (a) EXCHANGE OF SHARE CERTIFICATES. Before any holder of Class B Preferred Stock shall be entitled to convert such Class B Preferred Stock into Common Stock, such holder shall surrender the stock certificate or certificates therefor, duly endorsed or accompanied by a valid separate stock power, at the office of the Corporation or of any transfer agent for Preferred Stock or Common Stock, accompanied by a written notice of his election to convert the same and of the number of shares of Class B Preferred Stock to be so converted. Upon receipt of such stock certificates and notice, the Corporation shall forthwith issue and deliver at such office to such holder of Class B Preferred Stock: a stock certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled pursuant to sec.5.01 hereof.

              (b) EFFECTIVE DATE OF CONVERSION. Except as otherwise provided in Section 5.11, each conversion shall be deemed to have been made immediately prior to the close of business of the Corporation on the date of the surrender to the Corporation of the shares of Class B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

       sec.5.04. ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS.

              (a) If the Corporation shall, at any time or from time to time after the Original Issue Date for any share of Class B Preferred Stock, effect a subdivision of the outstanding shares of Common Stock, the Conversion Price for such share of Class B Preferred Stock in effect immediately prior to such subdivision shall be proportionately increased by multiplying (i) such Conversion Price, by (ii) a fraction:

       (A) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to such subdivision; and

       (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately after such subdivision.

              (b) If the Corporation shall, at any time or from time to time after the Original Issue Date for any share of Class B Preferred Stock, effect any combination of the outstanding shares of Common Stock, the Conversion Price for such share of Class B Preferred Stock in effect immediately prior to such combination shall be proportionately increased by multiplying (i) such Conversion Price, by (ii) a fraction:

       (A) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to such combination; and

       (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately after such combination.

              (c) Any adjustment under this sec.5.04 shall become effective at the close of business on the date on which such subdivision or combination becomes effective.

       sec.5.05. ADJUSTMENT FOUR CERTAIN DIVIDENDS AND DISTRIBUTION. In the event the Corporation shall, at any time or from time to time, after the Original Issue Date for any share of Class B Preferred Stock, make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then, and in each such event, the Conversion Price for such share of Class B Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying (i) the Conversion Price for such share of Class B Preferred Stock then in effect, by (ii) a fraction:

       (A) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

       (B) the denominator of which shall be the sum of (1) the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus (2) the total number of shares of Common Stock issued in payment of such dividend or distribution.

In the event that any holder of shares of Class B Preferred Stock elects to convert any of such shares into Common Stock pursuant to the provisions of this sec.5 after any record date for determining holders of Common Stock entitled to receive any dividend or other distribution payable in shares of Common Stock but prior to the date on which such dividend is paid, the Corporation may defer, until such dividend is paid, the issue to such holder of all of the additional shares of Common Stock issuable to such holder upon such conversion solely by reason of the adjustment made to the Conversion Price of each such share of Class B Preferred Stock pursuant to this sec.5.05 on the record date for such dividend: PROVIDED, HOWEVER, that the Corporation shall, promptly upon the request of such holder, issue to such holder a written certificate or other instrument evidencing such holder's right to receive such additional shares of Common Stock.

       sec.5.06. ADJUSTMENT FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation shall, at any time or from time to time after the Original Issue Date for any share of Class B Preferred Stock, make or issue, or fix a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then, and in each such event, provision shall be made by the Corporation so that the holders of shares of Class B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which such holders would have received had their shares of Class B Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable, by them as aforesaid during such period, giving application to all adjustments called for during such period under secs.5.04 - 5.07 below with respect to the rights of the holders of shares of Class B Preferred Stock.

       sec.5.07. ADJUSTMENT FOR RECLASSIFICATION; EXCHANGE AND SUBSTITUTION. If the shares of Common Stock issuable upon the conversion of shares of Class B Preferred Stock shall be changed into the same or any different number of shares of any class or any series of any class of capital stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or a stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in sec.5.08 hereof), then, and in each such event, the holder of shares of Class B Preferred Stock shall have the right thereafter to convert such shares of Class B Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Class B Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided for in sec.5 hereof.

       sec.5.08. REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If, at any time or from time to time, there shall be a capital reorganization of Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in sec.5 hereof), or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of such reorganization merger, consolidation or sale, provision shall be made by the Corporation so that the holders of shares of Class B Preferred Stock shall thereafter be entitled to receive, upon conversion of such shares of Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of shares of Common Stock deliverable upon conversion of such shares of Class B Preferred Stock would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this sec.5.08 with respect to the rights of the holders of shares of Class B Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of sec.5 hereof (including adjustment of the Conversion Price then in effect for each share of Class B Preferred Stock, and the number of shares issuable upon conversion of shares of Class B, Preferred Stock) shall be applicable after that event in a manner as nearly equivalent as may be practicable.

       sec.5.09. SALE OF SHARES BELOW CONVERSION PRICE.

              (a) ADJUSTMENT OF CONVERSION PRICE OF CLASS B PREFERRED STOCK. In the event the Corporation shall issue Additional Shares of Common Stock (as defined in paragraph (c) of this sec.5.09), other than:

              (x) as a dividend or other distribution on any shares of Common Stock,

              (y)    upon a subdivision or combination of shares of Common
       Stock, or

              (z) the issue, from time to time after the Original Issue Date, of shares of Common Stock pursuant to options outstanding as of the Original Issue Date and of up to an aggregate of 2,000,000 additional shares of Common Stock (or options exercisable therefor), issued or issuable to officers, directors, employees or consultants of the Corporation pursuant to stock option plans or stock purchase arrangements approved by the Board of Directors of the Corporation, for a consideration per share less than the Conversion Price of the Class B Preferred Stock in effect on the date of and immediately prior to such issue or (as the case may be) for no consideration, then and in such event, the then existing Conversion Price for each share of Class B Preferred Stock shall be reduced, as of the opening of business on the date of such issue, to a new Conversion Price which shall be determined by multiplying (i) such Conversion Price, by (ii) a fraction:

       (A) the numerator of which shall be equal to the sum of (I) the total number of shares of Common Stock outstanding immediately prior to such issue, PLUS (II) the total number of shares of Common Stock which could be purchased at the then-existing Conversion Price with the consideration, if any, deemed received by the Corporation upon such issue; and

       (B) the denominator of which shall be equal to the total number of shares of Common Stock deemed to be outstanding immediately after such issue.

              (b) DETERMINATION OF CONSIDERATION. For purposes of this sec.5.09, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall:

       (i) to the extent it consists of cash, be computed as the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

       (ii) to the extent it consists of property other than cash, be computed as the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

       (iii) if Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be computed as the proportion of such consideration so received, as determined in good faith by the Board of Directors of the Corporation.

              (c) ADDITIONAL SHARES OF COMMON STOCK. As used in this sec.5, the term "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or deemed (as provided by the terms and provisions of this sec.5) to be issued by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable at any time: (i) upon conversion of the Class B Preferred Stock authorized herein; or (ii) out of those 2,000,000 shares of Common Stock reserved for issuance to employees pursuant to stock option plans an(1 restricted stock award plans approved by the Board of Directors of the sec.5.10. NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class or series of securities for the purpose of determining the holders thereof entitled to receive any dividend or other distribution, the Corporation shall give to each holder of shares of Class B Preferred Stock, at least forty-five (45) days prior to the date of the taking of such record a written notice specifying the date on which such record is to be taken and a description of such dividend or distribution.

       sec.5.11. AUTOMATIC CONVERSION. Each share of Class B Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price for such share of Class B, Preferred Stock, immediately upon the occurrence of a Qualified Public Offering. Upon the occurrence of a Qualified Public Offering, all of the shares of Class B Preferred Stock then issued and outstanding shall be converted, without any further action by the holders thereof, into shares of Common

Stock. The holders of shares of Class B Preferred Stock so converted shall surrender the stock certificates therefor at the principal office of the Corporation or of any transfer agent for shares of Common Stock in exchange for shares of Common Stock. The Corporation shall, forthwith upon such surrender, issue to such holders a certificate or certificates representing the number of shares of Common Stock into which the shares of Class B Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

       sec.5.12. FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of shares of Class B Preferred Stock. In lieu of any fractional shares to which any holder of shares of Class B Preferred Stock would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Corporation's Common Stock on the date of conversion, as determined in good faith and on a reasonable basis by the Board of Directors of the Corporation.

       sec.5.13. RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of shares of Class B Preferred Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Preferred Stock, and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class B Preferred Stock, the Corporation will forthwith take such corporate action as may be necessary or appropriate to increase its authorized but unissued shares of Common Stock to such number of shares of Class B Preferred Stock as shall be sufficient for such purpose.

       sec.5.14. PAYMENT OF TAXES. The Corporation will pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of shares of Common Stock upon conversion of shares of Class B Preferred Stock, including, without limitation, any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Class B Preferred Stock so converted were registered.

       sec.5.15. NO IMPAIRMENT. The Corporation shall not amend its Certificate of Incorporation or participate in any reorganization transfer of assets, consolidation, merger, dissolution, issue or sale or securities, or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all time in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of holders of shares of Class B Preferred Stock against impairment.

       sec.6. NOTICES. Any notice or request required or permitted by the provisions of this ARTICLE FOURTH shall be deemed given to and received by the Corporation (i) when delivered in hand, (ii) upon receipt by the Corporation after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to the Secretary of the Corporation at the chief executive office of the Corporation at: 70 Blanchard Road, Burlington, MA 01803, or to such other address of which the Corporation shall have given notice to each holder of record, and shall be deemed given to and received by any holder of record of shares of Capital Stock,
(iii) when delivered in hand, or (iv) after the same has been deposited in the United States mail, certified or registered mail, return receipt requested. postage prepaid, and addressed to such holder of record at the address of such holder as it appears in the records of the Corporation at the time of mailing.

       sec.7. STOCKHOLDER LISTS. Upon written request of any holder or holders of shares of Preferred Stock of any class or series holding in the aggregate more than ten percent (10%) of the shares of Preferred Stock of such class or series then outstanding, the Corporation will promptly furnish to such holder or holders a list of the names, addresses and number of shares held by each holder of record of shares of Capital Stock as shown by the records of the Corporation; such list to be used by each holder for the purposes permitted by Section 220 of the General Corporation Law of the State of Delaware.

COMMON STOCK
------------

       SUBPART II. The following is a statement of the powers, designations, preferences and relative, participating, optional and other special rights of Common Stock and the qualifications, limitations and restrictions of Common Stock.

       sec.8.  IDENTICAL RIGHTS.

       Except as herein otherwise expressly provided, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

       sec.9.  DIVIDENDS ON COMMON STOCK.

       Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Class A Preferred Stock, as set forth in sec.1 hereof. When and as dividends are declared, whether payable in cash, in property or in securities, the holders of Common Stock of whatever class or series shall be entitled to share equally, share for share, in such dividends.

       sec.10. STOCK SPLITS.

       If the Corporation shall in any manner subdivide or combine the outstanding shares of any one class of Common Stock, the outstanding shares of any other class of Common Stock shall be proportionately subdivided or combined.

       sec.11. VOTING RIGHTS OF COMMON STOCK.

       Except as otherwise required by law, the holders of shares of Common Stock are entitled to one vote for each share hold at all meetings of stockholders (and in written actions of stockholders in lieu of meetings).

       sec.12. LIQUIDATION RIGHTS OF COMMON STOCK.

       Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all distributable assets of the Corporation available for distribution after payment of creditors and of any preferential liquidation rights of any then outstanding Preferred Stock, as set forth in sec.3 hereof.

       I, the undersigned, being the President of WaveMark Technologies, Inc. do hereby declare and certify that this Amendment was duly adopted and accordingly have hereunto set my hand this 23rd day of June, 1997.


                                                  -----------------------------
                                                  Robert C. Downs

                                                                         6/20/97

                                                                       EXHIBIT B
                                                                       ------- -

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

    This Registration Rights Agreement (as amended and in effect from time to time, this AGREEMENT), dated as of June 20, 1997, by and among (i) WaveMark Technologies, Inc., a Delaware corporation (together with its successors, the COMPANY), (ii) the person or entity designated as the Investor on the signature pages hereto (the INVESTOR) and (iii) those persons designated as Shareholders on the signature pages hereto (the SHAREHOLDERS).

    WHEREAS, the Company and the Investor have entered into a Securities Purchase Agreement, dated as of the date hereof (the SECURITIES PURCHASE AGREEMENT), pursuant to which the Company has agreed to sell to the Investor, and the Investor has agreed to purchase from the Company, shares of the Company's Class A Preferred Stock and Class B Preferred Stock;

    WHEREAS, the Shareholders have entered into certain Restricted Stock Agreements, dated as of the date hereof (the RESTRICTED STOCK AGREEMENTS), pursuant to which the Company has agreed to sell to the Shareholders, and the Shareholders have agreed to purchase from the Company, shares of the Company's Class B Preferred Stock; and

    WHEREAS, in order to induce the Investor to enter into the Securities Purchase Agreement, and the Shareholders to enter into the Restricted Stock Agreements, the Company has agreed to provide the registration rights set forth in this Agreement;

    NOW, THEREFORE, in consideration of these premises and of the mutual covenants, agreements and obligations herein set forth, and fully intending to be legally bound hereby, each of the parties hereto hereby agrees as follows:

    sec.1. DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

COMMISSION shall mean the Securities and Exchange Commission.

    COMMON STOCK shall mean the Company's Common Stock, $.001 par value.

    EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto.

    FORM S-1, FORM S-2 and FORM S-3 shall mean the forms so designated, promulgated by the Commission for registration of securities under the Securities Act, and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

    MAJORITY OF REGISTRABLE SECURITIES shall mean, in relation to any registration, more than fifty percent (50%) of all Registrable Securities included or to be included in such registration.

    REGISTER, REGISTERED and REGISTRATION shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

    REGISTRABLE SECURITIES shall mean, collectively, as at any particular time,
(i) all shares of Common Stock issuable upon conversion of or in exchange for or upon exercise of rights under any capital stock or other securities (including, without limitation, options and warrants) of the Company held of record at such time by the Investor or its transferees to whom the rights to the registration of such shares pursuant to this Agreement shall have been assigned, (ii) all shares of Common Stock held of record at such time by the Investor or its transferees to whom the rights to the registration of such shares pursuant to this Agreement shall have been assigned, (iii) all shares of Common Stock issuable upon conversion of or in exchange for or upon exercise of rights under any capital stock or other securities (including, without limitation, options and warrants) of the Company held of record at such time by the Shareholders or their transferees to whom the rights to the registration of such shares pursuant to this Agreement shall have been assigned and (iv) all shares of Common Stock held of record at such time by the Shareholders or their transferees to whom the rights to the registration of such shares pursuant to this Agreement shall have been assigned.

    RULE 144 shall mean Rule 144 issued by the Commission under the Securities Act, or any subsequent rule pertaining to the disposition of securities without registration.

    SECURITIES ACT shall mean the Securities Act of 1933, as amended, or any federal statute or code which is a successor thereto.

    UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING shall refer to any registration in which securities of the Company are sold or to be sold pursuant to a "firm commitment" or "best efforts" underwriting.

    sec.2. DEMAND REGISTRATION.

    (a) REQUESTS FOR DEMAND REGISTRATION.

        (i) Subject to the limitations contained in the following paragraphs of this sec.2, the holders of not less than thirty percent (30%) of the Registrable Securities at any time outstanding may, at any time, give to the Company, pursuant to this clause (i), a written request for the registration on Form S-1 or S-2 by the Company under the Securities Act of all or any part of the Registrable Securities of such holders (each such registration being herein called a DEMAND REGISTRATION). Within ten (10) days after the receipt by the Company of any such written request, the Company will give written notice of such registration request to all holders of Registrable Securities.

        (ii) Subject to the limitations contained in the following paragraphs of this sec.2, after the receipt of each such written request for a Demand Registration, (a) the Company will be obligated and required to include in such Demand Registration all Registrable Securities with respect to which the Company shall receive from holders of Registrable Securities, within thirty (30) days after the date on which the Company shall have given to all such holders a written notice of registration request pursuant to sec.2(a)(i) hereof, the written requests of such holders for inclusion in such Demand Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. All written requests made by holders of Registrable Securities pursuant to this clause (ii) will specify the number of shares of Registrable Securities to be registered and will also specify the intended method of disposition thereof. Such method of disposition shall, in any case, be an underwritten offering if an underwritten offering is requested by the holders of a Majority of Registrable Securities to be included in such Demand Registration.

    (b) LIMITATION ON DEMAND REGISTRATIONS.

        (i) The Company will not be obligated to effect any Demand Registrations until the first anniversary of the consummation of a Qualified Public Offering, as defined in the Securities Purchase Agreement. The Company will not be required to effect more than one

    Demand Registration hereunder. The Company will be obligated to pay all Registration Expenses (as that term is defined in sec.8 hereof) of each such registration which constitutes a Demand Registration for purposes of this sec.2.

        (ii) The Company shall not be obligated or required to effect any Demand Registration of any Registrable Securities pursuant to sec.2(a) hereof unless and until the holders of Registrable Securities shall have requested, pursuant to sec.2(a)(ii) hereof, the inclusion in such Demand Registration of not less than thirty percent (30%) of the Registrable Securities outstanding at the time of such request.

        (iii) Any registration initiated by holders of Registrable Securities as a Demand Registration pursuant to sec.2(a) hereof shah not, for purposes of this sec.2, count as a Demand Registration unless and until such registration shall have become effective and all Registrable Securities included in such registration, and which were actually offered for sale by the holder thereof, shall have been actually sold.

        (iv) The Company shall not be obligated or required to effect any Demand Registration of any Registrable Securities pursuant to sec.2(a) hereof during the period commencing on the date falling one hundred eighty
    (180) days prior to the Company's estimated date of filing of, and ending on the date ninety (90) days following the effective date of, any registration statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of holders of Registrable Securities for such Demand Registration pursuant to sec.2(a)(i) hereof shall have been received by the Company after the Company shall have given to all holders of Registrable Securities a written notice stating that the Company is commencing an underwritten registration initiated by the Company; PROVIDED, HOWEVER, that the Company will use its best efforts in good faith to cause any such registration statement to be filed and to become effective as expeditiously as shall be reasonably possible.

        (v) The Company shall not be obligated or required to effect any Demand Registration of any Registrable Securities pursuant to sec.2(a) hereof for any 90-day period following receipt of any written request for registration if, in the good faith judgment of the Board of Directors of the Company, the filing of any registration statement during such 90-day period would adversely affect a material proposed or pending acquisition, merger or other similar corporate event to which the Company is or expects to be a party.

    (c) EFFECTIVE REGISTRATION - EXPENSES. In any registration initiated by the holders of Registrable Securities as a Demand Registration pursuant to sec.2(a) hereof, the Company will pay all Registration Expenses (as defined in sec.8 hereof) of each such registration regardless of whether such registration constitutes a Demand Registration for purposes of this sec.2.

    (d) RIGHTS TO PIGGYBACK ON DEMAND REGISTRATIONS.

        (i) Subject to the provisions of sec.2(e) hereof, the Company or any of its other securityholders (including holders of Registrable Securities requesting registration pursuant to sec.3 hereof) may include any of the Company's securities in any registration initiated by the holders of Registrable Securities as a Demand Registration pursuant to sec.2.01(a) hereof, PROVIDED, that (A) such securities are of the same class as the Registrable Securities to be included in such Demand Registration, (B) the holders of a Majority of Registrable Securities to be included in such Demand Registration shall have given to the Company the prior written consent of such holders for such inclusion, and (C) if such Demand Registration is an underwritten offering, the Company or (as the case may be) such securityholders shall have duly and properly agreed in writing to sell their securities on the same terms and conditions as shall apply to the Registrable Securities to be included in such Demand Registration.

        (ii) The Company will not grant or agree to grant to any persons any registration rights which will conflict or be inconsistent in any respect with any of the provisions of clause (i) of this sec.2(d). In the event of any such conflict or inconsistency, the provisions of such clause (i) shall in any case prevail and be controlling.

    (e) PRIORITY ON DEMAND REGISTRATIONS. If any Demand Registration or any registration effected pursuant to sec.2 hereof is an underwritten offering, and the managing underwriters shall give written advice to the Company and the holders of Registrable Securities requesting such Demand Registration that, in the reasonable opinion of such managing underwriters, marketing factors require a limitation on the total number of securities to be underwritten (in this paragraph (e) called the UNDERWRITERS' MAXIMUM NUMBER), then: (i) the Company will be obligated and required to include in such registration that number of Registrable Securities requested by the holders thereof to be included in such registration which does not exceed the Underwriters' Maximum Number, and such number of Registrable Securities shall be allocated PRO RATA among such holders requesting such Demand Registration on the basis of the number of Registrable Securities requested to be included therein by each such holder; (ii) if the Underwriters' Maximum Number exceeds the number of Registrable Securities requested by the holders thereof to be included in such registration, then, subject to sec.2(d)(i) hereof, the Company will be entitled to include in such registration that number of securities which other securityholders shall have requested be included in such registration which shall not be greater than such excess, and such number of securities shall be allocated among such securityholders in such proportion as the Company and such securityholders may agree; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such Demand Registration and the number of securities which other securityholders have requested to include in such Demand Registration, then, subject to sec.2(d)(i) hereof, the Company may include in such registration that number of other securities which shall have been requested by the Company to be included in such registration for the account of the Company and which shall not be greater than such excess.

    (f) SELECTION OF UNDERWRITERS. If any Demand Registration or any registration effected pursuant to sec.2 hereof is an underwritten offering, the investment bankers and managing underwriters in such registration will be selected by the holders of a Majority of Registrable Securities requesting such Demand Registration, subject to the approval of the Company (which approval will not be unreasonably withheld or delayed).

    sec.3. PIGGYBACK REGISTRATIONS.

    (a) RIGHTS TO PIGGYBACK.

        (i) Until the third anniversary of a Qualified Pubilc Offering, if (and on each occasion that) the Company proposes to register any of its securities under the Securities Act, either for the Company's own account or for the account of any of its securityholders (including at the request of holders of Registrable Securities pursuant to sec.2 hereof), on a form which would permit registration of Registrable Securities for resale by holders thereof to the public under the Securities Act (each such registration being herein called a PIGGYBACK REGISTRATION), the Company will give written notice to all holders of Registrable Securities of the Company's intention to effect such Piggyback Registration not later than the earlier to occur of
    (A) the tenth day following the receipt by the Company of notice of exercise of any registration rights by any persons, and (B) thirty (30) days prior to the anticipated filing date of such Piggyback Registration.

        (ii) Subject to the provisions contained in paragraph (c) of this sec.3 and in the last sentence of this clause (ii), (A) the Company will be obligated and required to include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive from holders thereof, within thirty (30) days after the date on which the Company shall have given written notice of such Piggyback Registration to all such holders pursuant to sec.3(a)(i) hereof, the written requests of such holders for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. Any holder of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such person from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration. Any registration of Registrable Securities pursuant to this sec.3 shall not be counted as a Demand Registration pursuant to sec.2 hereof. The Company will not be obligated or required to include any Registrable Securities in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable.

        (iii) If any Piggyback Registration is an underwritten primary registration initiated by the Company, all persons whose securities are included in such Piggyback Registration shall be obligated to sell their securities on the same terms and conditions as shall apply to the securities being issued and sold by the Company. If any Piggyback Registration is an underwritten secondary registration initiated by holders of the Company's securities, all persons whose securities are included in such Piggyback Registration shall be obligated to sell theft securities on the same terms and conditions as shall apply to the securities being sold by the holders who initiated the underwritten secondary registration.

    (b) PIGGYBACK REGISTRATION EXPENSES. The Company will pay all Registration Expenses (as defined in sec.8 hereof) of each Piggyback Registration attributable to Registrable Securities or otherwise incurred or sustained in connection with or arising out of the inclusion in each such Piggyback Registration of Registrable Securities.

    (c) PRIORITY ON PIGGYBACK REGISTRATIONS. If a Piggyback Registration is an underwritten registration and the managing underwriters shall give written advice to the Company that, in the reasonable opinion of such managing underwriters, marketing factors require a limitation on the total number of securities to be underwritten (in this clause (c) called the UNDERWRITERS' MAXIMUM NUMBER), then: (i) the Company shall be entitled to include in such registration, to the extent of the Underwriters' Maximum Number, that number of securities which the Company proposes to offer and sell for its own account in such registration or which securityholders initiating such registration shall have requested to be included in such registration, as the case may be, such securities to be allocated among the Company and such securityholders in such proportion as the Company and such securityholders may agree; (ii) if the Underwriters' Maximum Number exceeds the number of securities to be included in such registration by the Company and by securityholders initiating such registration, as the case may be, then the Company will be obligated and required to include in such registration that number of Registrable Securities which shall have been requested by holders thereof to be included in such registration which does not exceed the Underwriters' Maximum Number, and such number of Registrable Securities shall be allocated PRO RATA among such holders on the basis of the number of Registrable Securities requested to be included therein by each such holder; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of securities which the Company proposes to offer and sell for its own account or for the account of the securityholders initiating such registration, as the case may be, and the number of Registrable Securities which the holders thereof shall have requested to include in such registration, then the Company may include in such registration that number of other securities which its other securityholders having rights to include such securities in a Piggyback Registration shall have requested be included in such registration, which shall not be greater than such excess, and the number of securities which such persons shall have requested to include in such registration shall be allocated among such persons making such requests as the Company and such persons may agree.

    (d) SELECTION OF UNDERWRITERS. In any Piggyback Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

    sec.4. FORM S-3. The Company will use its best efforts in good faith to register its Common Stock under the Exchange Act as expeditiously as shall be reasonably possible following the effective date of the first registration of any shares of Common Stock of the Company on Form S-1 or S-2 or any successor form. The Company will thereafter use its best efforts in good faith to satisfy all such requirements as would permit or facilitate the sale and distribution by the Company of its Common Stock on Form S-3. As long as the Company is qualified for the use of Form S-3, all holders of Registrable Securities will have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition), PROVIDED, HOWEVER that the Company will not be required to effect a registration pursuant to this sec.4 more frequently than once every twelve
(12) months.

    The Company will give notice to all holders of Registrable Securities of the receipt of any request for registration pursuant to this sec.4 and will provide a reasonable opportunity for such holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts in good faith to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by any holder thereof. The Company will pay all Registration Expenses (as defined in sec.8 hereof) of each registration of Registrable Securities pursuant to this sec.4.

    sec.5. LOCKUP AGREEMENTS.

    (a) RESTRICTIONS ON PUBLIC SALE BY INVESTOR AND SHAREHOLDERS. The Investor and each Shareholder, if the Company or the managing underwriters so request in connection with an underwritten registration, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the thirty (30) days prior to, and during the one hundred eighty (180) day period commencing on, the effective date of such underwritten registration, except in connection with such underwritten registration; PROVIDED that each executive officer and director of the Company and each holder of more than one percent (1%) of the issued and outstanding shares of Common Stock shall enter into similar agreements. Each Investor and each Shareholder shall, at the Company's request, enter into an agreement with the underwriters containing the substance of this subsection (a), provided that each executive officer and director of the Company and each holder of more than one percent (1%) of the issued and outstanding shares of Common Stock shall enter into a similar agreement with the underwriters.

    (b) RESTRICTIONS ON PUBLIC SALE BY COMPANY. The Company agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh day prior to, and ending on the ninetieth day following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration, except in connection with any such underwritten registration.

    sec.6. REGISTRATION PROCEDURES. If (and on each occasion that) the Company shall, in accordance with the terms of this Agreement, become obligated to effect any registration (whether a Demand Registration, a

Piggyback Registration or a registration pursuant to sec.4 hereof) of any Registrable Securities, the Company will use its best efforts in good faith to effect promptly the registration of such Registrable Securities under the Securities Act and to permit the public offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and, in connection therewith, the Company, as expeditiously as shall be reasonably possible, will:

    (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts in good faith to cause such registration statement to become and remain effective as provided herein;

    (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included in such registration statement as may be necessary or advisable to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or as may be necessary to keep such registration statement effective and current, but for no longer than nine
(9) months subsequent to the effective date of such registration in the case of a registration statement on Form S-1 or Form S-2 and for no longer than ninety
(90) days in the case of a registration statement on Form S-3;

    (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as any such seller may ,reasonably request in order to facilitate the disposition of the Registrable Securities held by such seller;

    (d) enter into such customary agreements (including, if applicable, underwriting agreements) and take all such other action in connection therewith as the holders of a Majority of Registrable Securities being registered reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

    (e) use its best efforts in good faith to register and qualify the Registrable Securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as any seller or underwriter shall reasonably require and do any and all such other acts and things as may be reasonably necessary or advisable to enable such seller or underwriter to consummate the disposition in such jurisdictions of the Registrable Securities held by such seller or underwriter; PROVIDED, that the

Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not then so subject; and

    (f) furnish to each prospective seller a signed counterpart, addressed to the prospective sellers, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public accountants who have audited the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

    sec.7. COOPERATION BY PROSPECTIVE SELLERS, ETC.

    (a) Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require from such seller in connection with any registration statement with respect to such Registrable Securities.

    (b) The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

    (c) The holders of Registrable Securities included in any registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

    (d) At the end of any period during which the Company is obligated to keep any registration statement current and effective as provided by sec.6 hereof (and any extensions thereof required by the preceding paragraph (c) of this sec.7), the holders of Registrable Securities included in such registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such holders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

    sec.8. REGISTRATION EXPENSES.

    (a) All costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to sec.2, sec.3 or (as the case may be) sec.4 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the Blue Sky qualification of Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company (subject to the limitations contained in paragraph (b) of this sec.8), fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts and commissions, but including underwriters' liability insurance if the Company or if the underwriters so require), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other persons retained by the Company (all such costs and expenses being herein called, collectively, the REGISTRATION EXPENSES), will be borne and paid by the Company as provided by the provisions contained in this Agreement. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of liability insurance referred to above, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

    (b) The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any holder of Registrable Securities in connection with any registration of Registrable Securities pursuant to this Agreement.

    (c) To the extent that Registration Expenses incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each holder of Registrable Securities included in such registration will pay all Registration Expenses which are clearly solely attributable to the registration of such holder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

    sec.9. INDEMNIFICATION.

    (a) INDEMNIFICATION BY COMPANY. The Company will indemnify each holder of Registrable Securities requesting or joining in a registration, the officers, directors and partners of each such holder, each person who controls any thereof (within the meaning of the Securities Act) and each underwriter of the securities so registered, against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such holder, officer, director, partner, controlling person, and underwriter for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such holder, officer, director, partner, controlling person, or underwriter and stated to be exclusively and specifically for use therein.

    (b) INDEMNIFICATION BY EACH HOLDER. Each holder of Registrable Securities requesting or joining in a registration, and each underwriter of the securities so registered, will indemnify each other holder, the Company and its officers and directors and each person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities

(or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such holder will reimburse the Company and each other person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that this paragraph
(b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon information furnished to the Company in any instrument duly executed by such holder or underwriter and stated by such holder or underwriter to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto. The maximum liability under this paragraph
(b) of each holder joining in any registration shall be limited to the aggregate amount of all sales proceeds actually received by such holder upon the sale of such holder's Registrable Securities in connection with such registration.

    (c) INDEMNIFICATION PROCEEDINGS. Each party entitled to indemnification pursuant to this sec.9 (the INDEMNIFIED PARTY) shall give notice to the party required to provide indemnification pursuant to this sec.9 (the INDEMNIFYING PARTY) promptly after such indemnified party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; PROVIDED that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably acceptable to the indemnified party, and the indemnified party may participate in such defense at such party's expense; and PROVIDED FURTHER, that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to and are inconsistent with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this sec.9, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this sec.9; and PROVIDED, FURTHER, that the failure by any indemnified party to give notice as provided in this paragraph (c) shall not relieve the indemnifying party of its obligations under this sec.9 except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged (or the indemnification liability of such indemnifying party hereunder would be increased) solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The reimbursement required by this sec.9 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

    sec.10. RULE 144 REQUIREMENTS. From time to time after the earlier to occur of (a) the ninetieth day following the date on which there shall first become effective a registration statement fried by the Company under the Securities Act, or (b) the date on which the Company shall register a class of securities under Section 12 of the Exchange Act, the Company will make every effort in good faith to make publicly available and available to the holders of Registrable Securities, pursuant to Rule 144 of the Commission under the Securities Act, such information as shall be necessary to enable the holders of Registrable Securities to make sales of Registrable Securities pursuant to that Rule. The Company will furnish to any holder of Registrable Securities, upon request made by such holder at any time after the undertaking of the Company in the preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144. The Company will, at the request of any holder of Registrable Securities, upon receipt from such holder of a certificate certifying (i) that such holder currently intends to transfer such Registrable Securities, (ii) that such holder has held such Registrable Securities for a period of not less than two (2) consecutive years within the meaning of Rule 144(d) or any successor rule, and (iii) that such holder has not been an affiliate (as defined in Rule 144) of the Company at any time during the ninety
(90) preceding days, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

    sec.11. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any underwritten registration pursuant to this Agreement unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled, under the provisions contained in this Agreement, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements, PROVIDED, HOWEVER, that no such indemnities or underwriting agreements shall provide for indemnification or contribution obligations of any holder of Registrable Securities to a greater extent than the obligations of such holder set forth in sec.9(b) hereof. Any holder of Registrable Securities to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration in the event that such holder shall disapprove of any of the terms of the related underwriting agreement.

    sec. 12. NO INCONSISTENT AGREEMENTS. The Company will not, at any time after the effective date of this Agreement, enter into, and is not now a party to or otherwise bound by, any agreement or contract (whether written or oral) with respect to any of its securities which is inconsistent in any respect with the registration rights granted by the Company to the holders of Registrable Securities pursuant to this Agreement.

    sec.13. NO OTHER GRANT OF REGISTRATION RIGHTS. The Company will not at any time, without the prior written consent of the holders of a Majority of Registrable Securities, grant to any other persons any rights with respect to the registration of any of securities of the Company which have priority over or are inconsistent with the registration rights granted by the Company to the holders of Registrable Securities pursuant to this Agreement, unless the Company will at the same time extend to the holders of Registrable Securities registration rights similar to those granted to another person.

    sec.14. REGISTRABLE SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of holders of Registrable Securities is required pursuant to this Agreement, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by such holders pursuant to and in compliance with any of the terms of this Agreement.

    sec.15. NOTICES.

    (a) All notices and other communications pursuant to this Agreement shall be in writing, either delivered in person or duly sent by registered mail, postage prepaid, return receipt requested, or by overnight air courier guaranteeing next day delivery, or sent addressed to such party at the address specified below or at such other address as may hereafter be designated in writing by the addressee to the person giving such notice:

if to the Company:                  WaveMark Technologies, Inc.
-----------------                   70 Blanchard Road
                                    Burlington, MA 01803
                                    Attn: Chief Financial Officer

if to the Investor:                 Xionics Document Technologies, Inc.
------------------                  70 Blanchard Road
                                    Burlington, MA 01803
                                    Attn: General Counsel

if to the Shareholders:             at their respective addresses
----------------------              set forth on the signature page hereto

    (b) Any notice or other communication shall be deemed given at the time delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

    sec.16. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the internal substantive laws of the Commonwealth of Massachusetts.

    sec.17. Amendments and Waivers.
            ---------- --- -------

    (a) Except as otherwise provided by paragraph (b) of this sec.17, none of the terms or provisions contained in this Agreement, and none of the agreements, obligations or covenants of the Company contained in this Agreement, may be amended, modified, supplemented, waived or terminated unless (i) the Company shall execute an instrument in writing agreeing or consenting to such amendment, modification, supplement, waiver or termination, and (ii) the Company shall receive, in writing, the consent, approval, or vote of the holders of more than sixty percent (60%) in interest of all Registrable Securities and the consent of the Investor.

    (b) Any action taken pursuant to and in compliance with paragraph (a) of this sec.17 shall be binding upon the Company and upon all holders of Registrable Securities, including all of such holders who shall have failed or refused to give a written consent or approval for such action.

    sec.18. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior understandings or agreements concerning the subject matter hereof.

    sec.19. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for express assignment, subsequent holders of Registrable Securities.

    sec.20. COUNTERPARTS. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and in the month and year first above written.

                            THE COMPANY:
                            --- --------

                            WAVEMARK TECHNOLOGIES, INC.

                            By: /s/ Robert C. Downs
                                ------------------------------------------------

                            Title: President
                                   ---------------------------------------------

                            SHAREHOLDERS:
                            -------------

                            /s/ Robert C. Downs
                            ---------------------------------------
                            Robert C. Downs
                            36 Gould Rd., Bedford MA 01730

                            /s/ Russell M. Blair III
                            ---------------------------------------
                            Russell M. Blair III
                            69 King St., Norfolk, MA 02056


                            ---------------------------------------
                            Donald Levinstone
                            15 Taft Ave., Lexington, MA 02173

                            Russell M. Blair, JR.
                            58 Woodside Ave., Westport, CT 06880


                            ---------------------------------------
                            Thomas Todd
                            345 Waltham St., Lexington, MA 02173

                            INVESTOR:
                            ---------

                            XIONICS DOCUMENT TECHNOLOGIES, INC.


                            By: /s/ Carolyn E. Ramm
                                ------------------------------------------------
                            Name: Carolyn E. Ramm
                            Title: VP & General Counsel

                               SCHEDULES I AND II
                                       TO
                              SHAREHOLDER AGREEMENT
                            DATED AS OF JUNE 20, 1997

SCHEDULE I
----------

                              Common              Class A Preferred        Class B Preferred
Securityholders               Stock               Stock                    Stock
---------------               -----               -----------------        -----------------

First Closing
-------------
Robert C. Downs            1,375,000 shares       0 shares                 150,000 shares
36 Gould Rd.
Bedford, MA 01730

Russell M. Blair III       1,125,000 shares       0 shares                 150,000 shares
69 King St.
Norfolk, MA 02056

Donald Levinstone          150,000 shares         0 shares                 0 shares
15 Taft Ave.
Lexington, MA 02173


Second Closing
--------------
Russell M. Blair, Jr.      0 shares               0 shares                 50,000 shares
58 Woodside Ave.
Westport, CT 06880

Thomas Todd                0 shares               0 shares                 50,000 shares
345 Waltham St.
Lexington, MA 02173


SCHEDULE II
-----------

Investor
--------

Xionics Document           0 shares               250,000 shares           250,000 shares
Technologies, Inc.
70 Blanchard Road
Burlington, MA 01803


                                                                        6/19/97

                                                                      EXHIBIT C



                              SHAREHOLDER AGREEMENT
                              ---------------------

     SHAREHOLDER AGREEMENT, dated as of June 20, 1997, among WaveMark Technologies, Inc., a Delaware corporation (the COMPANY), the persons named in
SCHEDULE I to this Agreement (hereinafter referred to, collectively, as the SECURITYHOLDERS and, singly, as a SECURITYHOLDER), and the person named in
SCHEDULE II to this Agreement (hereinafter referred to as the INVESTOR).

     The Company is a corporation duly organized and existing under the laws of the State of Delaware with an authorized capitalization (upon the filing of the contemplated Certificate of Amendment to Certificate of Incorporation) of (i) 11,000,000 shares of the Company's Common Stock, par value $.001 per share (the COMMON STOCK) and (ii) 900,000 shares of the Company's Preferred Stock, par value $.001 per share, of which (A) 250,000 shares have been designated Class A Redeemable Nonconvertible Preferred Stock (the CLASS A PREFERRED STOCK) and (B) 650,000 shares have been designated Class B Convertible Preferred Stock (the CLASS B PREFERRED STOCK and, together with the Class A Preferred Stock, the PREFERRED STOCK). After giving effect to the closing contemplated by the Securities Purchase Agreement and the Restricted Stock Agreements described below, each Securityholder will own the number of shares of Common Stock and Class B Preferred Stock set forth opposite his name on SCHEDULE I attached hereto, and the Investor will own the number of shares of Class A Preferred Stock and Class B Preferred Stock, set forth opposite its name on SCHEDULE II attached hereto.

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and the Investor have entered into that certain Securities Purchase Agreement, dated as of the date hereof (the SECURITIES PURCHASE AGREEMENT), pursuant to which the Investor has agreed to purchase from the Company shares of Class A Preferred Stock and Class B Preferred Stock;

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and the Securityholders have entered into those certain Restricted Stock Agreements, dated as of the date hereof (the RESTRICTED STOCK AGREEMENTS), pursuant to which the Securityholders have agreed to purchase from the Company shares of Common Stock and/or Class B Preferred Stock;

     WHEREAS, it is a condition precedent to the performance of the agreements and obligations of the Investor under the Securities Purchase Agreement that the Company and each of the Stockholders enter into and become bound by this Agreement;

     WHEREAS, the Securityholders and the Investor wish to enter into an agreement under the terms of which (among other things) the Securityholders will grant to the Investor certain rights of first refusal to purchase capital stock of the Company proposed to be sold by Securityholders and also certain rights to participate in any sale by Securityholders of capital stock of the Company; and

     WHEREAS, the Securityholders and the Investor wish to enter into an agreement providing (among other things) for representation of the Investor upon the Board of Directors of the Company.

     NOW, THEREFORE, in consideration of these premises and of the mutual covenants, agreements and obligations herein set forth, and fully intending to be legally bound hereby, each of the parties hereto hereby agrees as follows:

     SECTION 1. DEFINITIONS. Any terms that are defined in the Securities Purchase Agreement and which are not otherwise defined herein shall have the same meaning herein as in the Securities Purchase Agreement. As used herein, the following terms shall have the following respective meanings:

     (a) AFFILIATE shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any Stockholder.

     (b) FAMILY MEMBER shall mean, as applied to any individual, any spouse, child, parent, brother or sister, or spouse of any thereof, and each trust created for the benefit of one or more of such persons and each custodian of a property of one or more such persons.

     (c) GROUP shall mean:

          (i) IN THE CASE OF ANY STOCKHOLDER WHO IS AN INDIVIDUAL, (A) such Stockholder, (B) such Stockholder's then spouse and the children, grandchildren or parents of such Stockholder, (C) a trust for the benefit of any of the foregoing, (D) any corporation or partnership controlled by such Stockholder, and (E) the heirs, executors, administrators or other legal representatives of any deceased Stockholder;

          (ii) IN THE CASE OF ANY STOCKHOLDER THAT IS A PARTNERSHIP, (A) such partnership and any of its limited or general partners, (B) any corporation or other business organization to which such partnership shall sell all or any substantial part of its assets or with which it shall be merged, and
     (C) any Affiliate of such partnership;

          (iii) IN THE CASE OF ANY STOCKHOLDER THAT IS A CORPORATION OR DIVISION THEREOF, (A) such corporation (including any division thereof), its parent and any of such corporation's or parent's subsidiaries, (B) any corporation or other business organization to which such corporation shall sell all or any substantial part of its assets or with which it shall be merged, and
     (C) any Affiliate of such corporation or division; and

          (iv) IN THE CASE OF ANY STOCKHOLDER THAT IS A TRUST, (A) such trust,
     (B) any corporation or other business organization to which such trust shall sell all or any substantial part of its assets or with which it shall be merged, and (C) any Affiliate of such trust.

     (d) HOLDER shall mean, with respect to any security of the Company, as of any date of determination, the person in whose name such security shall be registered.

     (e) INVESTOR shall mean the person named in SCHEDULE II to this Agreement so long as such person remains bound by this Agreement in accordance with the terms hereof.

     (f) NOTICE OF INTENT TO SELL shall mean the written notice delivered pursuant to Section 3(a) or 3(b) by an Offeree to the Company or its stockholders, evidencing such Offeree's intention to sell shares of Stock to an Offeror and offering such shares of Stock at the purchase price and on the terms specified in such notice.

     (g) OFFER shall have the meaning attributed to it in the recitals to
Section 3 of this Agreement.

     (h) OFFEROR shall have the meaning attributed to it in the recitals to
Section 3 of this Agreement.

     (i) SECURITYHOLDERS shall mean (unless the context otherwise requires), collectively, the several persons who shall from time to time be parties to and be bound by all applicable provisions of this Agreement as SECURITYHOLDERS hereunder, and shall in any event include each person named in SCHEDULE I to this Agreement so long as such person remains bound by this Agreement in accordance with the terms hereof; and SECURITYHOLDER shall mean any one of such persons.

     (j) SELL, as to any shares of Stock, shall mean to sell, transfer by gift, or in any other way directly or indirectly transfer, assign, distribute, encumber or otherwise dispose of, whether voluntarily or involuntarily, by operation of law or otherwise.

     (k) SELLING GROUP shall mean any Group to which a Securityholder proposing to Sell his Stock, who has delivered a Notice of Intention to Sell pursuant to
Section 3 of this Agreement, belongs.

     (l) STOCK shall mean (i) the currently issued and outstanding shares of Common Stock of the Company, (ii) any shares of capital stock of the Company into which such shares are hereafter converted or for which they are hereafter exchanged, (iii) any additional shares of Common Stock hereafter issued and outstanding, and (iv) shares of Common Stock issued or issuable upon conversion of or exchange for or upon exercise of all rights under convertible securities and other options, warrants or securities. For all purposes of this Agreement, each Stockholder shall be deemed to own at any particular time the total number of shares of Common Stock issuable by the Company upon conversion of or exchange for or upon exercise of rights under all convertible securities and all other options, warrants or securities then held by such Stockholder.

     (m) STOCKHOLDERS shall mean, collectively, the Securityholders and the Investor; and STOCKHOLDER shall mean any one of such persons.

     SECTION 2. LIMITATIONS ON SALES OF SHARES--GENERAL. Each Securityholder hereby agrees that such Securityholder shall not, at any time during the term of this Agreement, Sell any Stock EXCEPT:

     (a) by sale in accordance with Section 3 hereof;

     (b) by transfer to another member of the Group to which such Securityholder belongs, so long as the recipient of such Stock shall agree in writing to become a party to, to become bound by and to comply with all applicable provisions of this Agreement as a Securityholder hereunder and to be deemed to be a member of such Group;

     (c) by sale to any Securityholder that is a party to this Agreement as of the date hereof or that becomes a party to this Agreement pursuant to a sale permitted by this Section 2;

     (d) by sale pursuant to the provisions of the Restricted Stock Agreement with the Company to which the Securityholder in question is a party;

     (e) by sale to the Company or to any of its designees pursuant to any agreement under which the Company shall have the right to repurchase such Stock of such Securityholder, including the Restricted Stock Agreements; or

     (f) by sale as part of a Qualified Public Offering of the securities of the Company that results in the termination of this Agreement pursuant to Section 7(b) hereof.

     SECTION 3. PROCEDURES ON SALE OF SHARES TO THIRD PARTY OFFERORS. In the event any Securityholder or Selling Group receives a BONA FIDE written offer from a third party which is not an Affiliate or a Family Member (the OFFEROR) to purchase any or all of such Securityholder's or Selling Group's shares of Stock which such Securityholder or Selling Group wishes to accept (the OFFER), then such Securityholder or Selling Group, as the case may be (in this Section 3 called the OFFEREE), hereby agrees that such Offeree will not Sell any shares of Stock, except in accordance with the following procedures:

     (a) RIGHT OF PARTICIPATION. No Offeree may Sell any shares of the Stock now held or hereafter acquired by him until he shall first have caused the Offeror to offer to purchase the Stock of all of the stockholders of the Company (whether or not such stockholders are Stockholders who are parties to this Agreement) upon the same terms and conditions as the proposed transfer involving the Offeree, including but not limited to the purchase price per share and the proportion of total Stock held by each of them solicited for purchase. The other stockholders shall have not less than forty-five (45) days after receiving a Notice of Intent to Sell with respect to such Offer during which to accept such Offer in part or in full. Each such stockholder who accepts such Offer shall become an Offeree for purposes of this Section 3(a) and of Sections 3(b) and 3(c) below. The Offeree shall be free (subject to the rights of the Company in Section 3(b) below and of the Investor in Section 3(c) below) for a period of four (4) months after the expiration of thirty (30) days after the Company's receipt of the Notice of Intent to Sell required by

Section 3(b) to sell the Stock proposed to be sold on the terms and conditions specified in the Offeree's offer. However, if such Sale is not consummated within said four (4) month period, the Offeree shall not be free to sell any of the Stock without again causing the proposed Offeror to offer to purchase the Stock of the other stockholders as herein provided and otherwise complying with the terms hereof. Each Stockholder's obligations Under this Section 3(a) shall terminate upon the Company's sale of Common Stock in a Qualified Public Offering (as defined in the Company's Certificate of Incorporation, as amended) registered under Section 5. of the Securities Act of 1933.

     (b) RIGHT OF PURCHASE BY COMPANY. A copy of any Notice of Intent to Sell given to the stockholders under subsection (a) above shall also be simultaneously delivered to the Company, offering any shares the Offeree is willing to sell to the Offeror to the Company for purchase by the Company as hereinafter provided. Within thirty (30) days after receipt of the Notice of Intent to Sell, the Company may elect to purchase all of the offered shares and if it does not offer to purchase all of the offered shares or, having offered to purchase the shares, does not purchase all of the offered shares within sixty
(60) days after the expiration of the thirty (30)-day period, the unpurchased shares may for a period of four (4) months, be transferred to the Offeror named in the Notice of Intent to Sell on the same terms as set forth in such Notice, provided that the Offeror shall first become a party to this Agreement and shah be considered a Stockholder to the same extent as his transferor at or prior to such transfer.

     (c) RIGHT OF PURCHASE BY INVESTOR. If the Company (i) fails to accept the shares of Stock specified in the Notice of Intent to Sell, (ii) accepts less than all of the shares of Stock specified in such notice, or (iii) rejects in writing the offer made in such notice, then, upon the earlier to occur of (x) the expiration of the thirty (30)-day acceptance period, (y) such partial acceptance, or (z) the written rejection of such offer, the Offeree shall deliver to the Investor a written Notice of Intent to Sell, which shah be irrevocable for a period of five (5) days after delivery thereof, naming the Offeror, describing the Offer, and offering those shares of Stock not accepted by the Company, to be sold by the Offeree at the purchase price and on the other terms specified in the Offer. The Investor, and any Permitted Transferee designated by the Investor to exercise the rights of the Investor under this
Section 3(b), shall have the right and option, for a period of five (5) days after delivery of the Notice of Intent to Sell, to accept and purchase any or all of the shares of Stock so offered. Such acceptance shall be made in writing to the Company or the Offeree within said 5-day period.

     (d) DELIVERY OF SHARE CERTIFICATES. Sales of shares of Stock under the terms of Sections 3(a), 3(b) and 3(c) of this Agreement shall be made at the offices of the Company (or, in the event of a purchase under Section 3(c), at the offices of the purchaser if the purchaser so requests) on a mutually satisfactory business day within ten (10) business days after the expiration of the appropriate period for acceptance as described in such Section. Delivery of certificates or other instruments evidencing such shares of Stock duly endorsed for transfer or accompanied by valid separate stock powers shall be made on such dates against payment of the purchase price therefor.

     SECTION 4. LEGEND ON STOCK CERTIFICATES. Each stock certificate representing shares of capital stock of the Company held by any Stockholder shall bear the following legend, until such time as the shares of Stock represented thereby are no longer subject to the provisions hereof:

     "The shares represented by this certificate are subject to restrictions on transfer contained in a Shareholder Agreement dated June 20, 1997, a copy of which will be furnished by the Company to the holder of this certificate upon written request and without charge."

     SECTION 5. THE BOARD OF DIRECTORS.

     (a) Each Stockholder absolutely and unconditionally agrees with the Company and with each of the other Stockholders to vote all shares of the capital stock of the Company of any series now or hereafter owned or controlled by such Stockholder, and otherwise to use his or its best efforts as a shareholder or as a director (if such Stockholder serves as such) of the Company, as follows:

          (i) to fix the initial number of directors on the Board of Directors of the Company at not more than seven (7); and

          (ii) to elect a Board of Directors of the Company which shall include at all times, at least one (1) person designated as director(s) of the Company by the Investor (the "Investor Director(s)"), and of which the Investor Director(s) shall, at all times, constitute a minimum of one-seventh of the number of directors at which the size of the Board of Directors is then fixed.

     (b) Each person entitled to designate directors of the Company as provided in paragraph (a) of this Section 5 shall, prior to any election of the Board of Directors of the Company, furnish to each of the Stockholders a written notice identifying such person's director designees. If any such person shall for any reason fail or refuse to give any such written notice, the director then serving on the Board of Directors of the Company and previously designated by such person shall be re-elected by the Stockholders if such director is still eligible to serve as provided in this Agreement.

     (c) No Stockholder shall vote to remove any member of the Board of Directors of the Company designated in accordance with the foregoing provisions of this Section 5, unless the person entitled to designate a director shall so vote or otherwise consent, and, if the designating person shall so vote or otherwise consent, then the non-designating parties shall likewise so vote.

     (d) Any vacancy on the Board of Directors of the Company created by the resignation, removal, incapacity or death of any person designated under the foregoing provisions of this Section 5 shall be filled by another person designated by the original designating party. Each Stockholder shall vote all shares of capital stock of the Company of any class or series owned or controlled by such Stockholder in accordance with each such new designation, and no such vacancy shall be filled in the absence of a new designation by the original designating party.

     (e) Directors shall be entitled to reimbursement by the Company for reasonable out-of-pocket expenses incurred in connection with their performance of duties of directors.

     SECTION 6. CLASS B PREFERRED STOCK -- VOTING ON CERTAIN MATTERS. The Investor hereby covenants and agrees that, beginning on the second anniversary of the Original Issue Date of the initial issuance of Class B Preferred Stock (as defined in the Certificate of Amendment of the Company's Certificate of Incorporation), and to the extent that the Company's amended Certificate of Incorporation then requires the approval of 66 2/3% of all votes cast by holders of Class B Preferred Stock for mergers and acquisitions of the Company or sales or dispositions of all or any substantial or material part of the Company's assets, technology or intellectual property rights, the Investor will not unreasonably refuse, withhold or delay its consent to such mergers, acquisitions, sales, dispositions or licenses.

SECTION 7. DURATION OF AGREEMENT.

     (a) The rights and obligations of each Stockholder under this Agreement shall terminate as to such Stockholder when the Group of which such Stockholder is a member has completed the transfer or other disposition of all shares of Stock owned by such Group in compliance with the terms of this Agreement.

     (b) This Agreement, and all of the rights and obligations of each of the parties under this Agreement, shall terminate upon, and shall be of no further force or effect from and after, any Qualified Public Offering.

     (c) The termination of any rights and obligations hereunder of any party to this Agreement pursuant to paragraphs (a) or (b) of this Section 7 shall not impair or discharge any rights or obligations hereunder of any party to this Agreement which shall have arisen prior to the date of such termination.

     SECTION 8. SEVERABILITY; GOVERNING LAW. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions hereof shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     SECTION 9. BENEFITS of AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and theft respective successors and assigns, legal representatives and heirs.

     SECTION 10. NOTICES. All notices and communications to be given or otherwise made to any party to this Agreement, or to the Group of any such party, shall be deemed to be sufficient and effective when received in a written instrument, delivered in person or duly sent by registered mail, postage prepaid, return receipt requested, addressed to such party at the address specified below or at such other address as may hereafter be designated in writing by the addressee to the person giving such notice:

     if to the Company:            WaveMark Technologies, Inc.
                                   70 Blanchard Road
                                   Burlington, MA 01803
                                   Attention: Chief Financial Officer
     if to the                     at their respective addresses set
     Securityholders:              forth in SCHEDULE I hereto;




     if to the                     Xionics Document Technologies, Inc.
     Investor:                     70 Blanchard Road
                                   Burlington, MA 01803
                                   Attention: General Counsel




     SECTION 11. MODIFICATION. Except as otherwise provided herein, neither this Agreement nor any provision hereof can be modified, changed, discharged or terminated, except by an instrument in writing signed by (i) Securityholders holding or deemed to be holding more than sixty-six and two-thirds percent (66-2/3%) of the total number of all shares of Stock then held or deemed to be held by all Securityholders and (ii) the Investor.

     SECTION 12. CAPTIONS. The captions herein are inserted for convenience only and shall not define, limit, extend or describe the scope of this Agreement nor affect the construction hereof.

     SECTION 13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of any of the parties hereto. In the event that any provision of this Agreement shah be in conflict with any provisions of any stock purchase agreement between the Company and any of the Securityholders, including without limitation the Restricted Stock Agreements dated as of June 20, 1997 between the Company and certain of the Securityholders, the provisions of this Agreement shall prevail; provided, that those terms and provisions of such Restricted Stock Agreements which are in addition to and not in conflict with the terms and provisions of this Agreement shall not be affected thereby and shall be of full force and effect.

     SECTION 14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and in the month and year first above written.

                         THE COMPANY:
                         ------------

                         WAVEMARK TECHNOLOGIES, INC.

                         By: /s/ Robert C. Downs
                            --------------------------------

                         Title: President
                               -----------------------------


                         SECURITYHOLDERS:
                         ----------------
                          /s/ Robert C. Downs
                         ---------------------------
                         Robert C. Downs

                          /s/ Russell M. Blair, Jr.
                         ---------------------------
                         Russell M. Blair, Jr.


                         ---------------------------
                         Donald Levinstone


                         ---------------------------
                         Russell M. Blair, Jr.


                         ---------------------------
                         Thomas Todd



                         INVESTOR:
                         ---------

                         XIONICS DOCUMENT TECHNOLOGIES, INC.

                         By: /s/ Carolyn E. Ramm
                            --------------------------------
                         Name: Carolyn E. Ramm
                         Title: VP & General Counsel

                                    EXHIBIT D

                                                                         6/11/97


                  COOPERATIVE DEVELOPMENT AND LICENSE AGREEMENT



This Agreement is made and entered into this 20th day of June, 1997, by and between Xionics Document Technologies, Inc., of 70 Blanchard Road, Burlington, MA 01803 ("Xionics") and WaveMark Technologies, Inc., of 70 Blanchard Road, Burlington, MA 01803 ("WaveMark").

WHEREAS, Xionics owns a modular page printer and operating architecture known as IPS-PRINT(TM) which provides compatibility with popular page description language interpreters such as PostScript(TM) and PCL(TM) and markets software products based on such architecture to Original Equipment Manufacturers of printers' and other peripheral devices;

WHEREAS, WaveMark intends to develop or is in the process of developing certain computer hardware and software which is useful in controlling high-performance color laser and/or inkjet printers;

WHEREAS, Xionics and WaveMark wish to form a relationship whereby WaveMark will, with Xionics' cooperation and assistance, integrate Xionics' IPS-PRINT software described above with WaveMark's hardware and software in order to create controllers for high-performance color printers that have the capacity to accept, interpret and output files in the IPS-PRINT PostScript- and PCL-compatible page description languages; and

WHEREAS, Xionics and WaveMark further wish to engage in joint and cooperative marketing of their respective products addressing the high-performance color printer market to Original Equipment Manufacturers of such printers, all on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and promises contained herein, the parties agree as follows:

1.     DEFINITIONS

1.01   As used in this Agreement:

       (a) "Agreement" means this Cooperative Development and License Agreement and all of its exhibits and other attachments.

       (b) "ASIC" means an application-specific integrated circuit containing proprietary logic of Xionics or WaveMark.

       (c) "Confidential Information" means any and all information, data, know-how, and documentation belonging to either party which is, and is prominently marked as, confidential or proprietary (or, if disclosed verbally or visually, identified as confidential at the time of disclosure and summarized in writing within thirty (30) days after disclosure), including without limitation the Xionics Programs; the Related Materials; the WaveMark Core Technology; the Xionics Technology; the terms and conditions of this Agreement (provided, however, that should WaveMark be required, in the reasonable opinion of its counsel, to disclose or file this Agreement in a Registration Statement filed with the

             Securities and Exchange Commission in connection with a public offering or its securities, WaveMark may do so as long as WaveMark makes reasonable efforts to obtain confidential treatment for the financial terms hereof and other sensitive provisions identified by Xionics at the time); and any and all other information regarding product development, software, algorithms, business plans, marketing plans, distribution plans, customer lists, financial statements and financial projections, which either party learns or receives from the other, excluding any information which the receiving party can document is generally known in the computer industry, or which becomes known to the receiving party other than through a breach of an obligation of confidence, or which is provided to the receiving party by a third party under no obligation of confidence with respect to such Confidential Information, or which is independently developed or discovered by the receiving party without use of or reference to the Confidential Information of the other.

       (d) "Controller Products" means those designs and implementations of printer controllers, including in particular high-performance color printer controllers, incorporating Xionics Programs, which are to be prepared by WaveMark hereunder, including any and all Semiconductor Devices and other hardware and/or firmware components thereof, any related custom or customized software, and any needed portation to OEM Devices.

       (e) "Derivative Works" means revisions, improvements, alterations, adaptations, modifications, translations, abridgments, expansions or other form of Xionics Programs, regardless of by whom prepared.

       (f) "Effective Date" means the date on which this Agreement and the Securities Agreement become fully executed by both parties; if such agreements are not executed on the same date, the later of the dates on which they are executed will be the Effective Date.

       (g) "Hardware Accelerator" means an ASIC, Programmable Logic Device or DSP containing proprietary logic of Xionics or WaveMark, used in the context of an embedded controller.

       (h) "Included Jurisdictions" means the United States, Canada, Japan, and the member states of the European Union.

       (i) "Licensed Original Equipment Manufacturer" or "Licensed OEM" means an OEM which receives from Xionics the right to use and modify the source code of Xionics Programs in order to integrate them with its OEM Devices.

       (j) "Original Equipment Manufacturer" or "OEM" means any legal entity, person or organization which is in the business of manufacturing and selling OEM Devices under its own label or that of a second-tier OEM customer of that OEM.

       (k) "OEM Device" means a laser or inkjet printer, and especially a high-performance color printer as further defined in Exhibit B hereto, which is manufactured by or for an OEM, or for a second-tier OEM customer of that OEM. Peripheral devices other than single-function printers may be considered OEM Devices for purposes of this Agreement if Xionics so agrees in advance on a case-by-case basis.

       (l) "OEM Project" means the development, customization, or modification of any specific Controller Products for individual OEMs, or the performance of specific engineering services related to the implementation of Controller Products in OEM Devices for individual OEMs.

       (m) "Related Materials" means any and all documentation or information, whether in writing or otherwise, disclosed to either party by the other which explains or otherwise facilitates use of the Xionics Technology or the WaveMark Core Technology.

       (n) "Securities Agreement" means that Securities Purchase Agreement which the parties have entered into simultaneously with the execution of this Agreement.

       (o) "Specification" means the marketing specification for any particular Controller Product prepared by WaveMark on its own or in consultation with Xionics or an OEM, as well as technical and/or engineering specifications for Controller Products on an as-needed basis as determined by WaveMark.

       (p) "Third-Party Vendors" means the owners and/or suppliers of software or technology which may be incorporated in the Xionics Programs but which is not the property of Xionics, as noted in Exhibit A hereto.

       (q) "Turnkey Controllers" means Controller Products that consist of finished printed circuit boards, incorporating a WaveMark controller design and Xionics Programs, to be sold to OEMs in production quantities for inclusion in OEM Devices.

       (r) "WaveMark Core Technology" means technology, know-how, methods, processes and other information which is developed by WaveMark which is not a Derivative Work of, and which does not otherwise infringe, Xionics copyright in the Xionics Programs or Xionics Technology, and which also does not infringe Xionics patents or misappropriate Xionics trade secrets.

       (s) "Xionics Programs" means, individually or collectively, software programs (including the Xionics Source Programs) owned by Xionics or which Xionics has the ability to license emulating popular page description language interpreters such as the PostScript and PCL page description languages which may be useful to WaveMark in order to facilitate development of Controller Products hereunder, including those currently available deliverables described in Exhibit A hereto, together with any and all updates, emulations of additional page description languages, enhancements, maintenance releases, patches, and bug fixes thereto which Xionics makes generally available to its customers from time to time and also including all successor versions thereof which Xionics makes generally available to its customers (such as PostScript Level 3 and Color PCL 6); excluding, however, software programs developed or sold by Xionics which are not emulations of popular page description language interpreters.

       (t) "Xionics Proprietary Rights" means all patents, copyrights, trade secrets and all other rights in Xionics Programs and Derivative Works thereof owned by or licensed to Xionics whether or not such rights are protected under patent or copyright laws; and "WaveMark Proprietary Rights" means the same with respect to the WaveMark Core Technology.

       (u) "Xionics Source Programs" means the Xionics Programs in human readable form such as the C language source code form, or successor versions thereof.

       (v) "Xionics Technology" means any technology, know-how, software, development tools, Xionics test tooling (excluding third-party test programs such as the Genoa test suites), methods, processes or other information developed by and/or belonging to Xionics, including without limitation the Xionics "Maplewood" controller design and Xionics device drivers for use with Xionics Programs incorporated in Controller Products, which may be useful to WaveMark in order to facilitate development of Controller Products hereunder.

2.     COOPERATIVE DEVELOPMENT

2.01 WaveMark agrees to develop Controller Products incorporating the Xionics Programs, as follows:

       (a) After execution of this Agreement, if an OEM requests development of a reference controller for high-performance color printers for which the Xionics "Maplewood" controller design would be a useful basis, WaveMark shall commence development of a reference controller for high-performance color printers, based on the Xionics "Maplewood" controller design and incorporating a PowerPC 403 processor core. The parties shall mutually develop the Specification (including the development schedule) for such controller in consultation with the initial prospective OEM purchaser thereof.

       (b) WaveMark shall develop additional reference controllers for high-performance color printers when and as its resources allow. It shall develop the Specifications for such designs in cooperation with Xionics, taking into account customer and market requirements identified by Xionics. WaveMark shall adopt a processor core of Xionics' choice for its first reference controller design following the "Maplewood"-based design described in subparagraph (a) above; provided, that if Xionics alters its choice of processor during or after completion of such reference design, such that the design based on Xionics' initial choice is unmarketable in the reasonable judgment of either Xionics or WaveMark, Xionics shall compensate WaveMark at WaveMark's time-and-materials rate of $800 per day per engineer for its work that would not otherwise have had to be done (e.g., work necessary to update the controller design to accommodate the revised choice of processor).

       (c) WaveMark may develop implementations of Controller Products consisting of software developers' kits and/or Hardware Accelerator solutions, provided that it notifies Xionics of its intent to do so, seeks Xionics' input as to the Specifications for such implementations, and performs such development within the scope of the licenses granted in Section 4. below.

       (d) WaveMark agrees to perform OEM Projects, including but not limited to the design and development of customer-specific Controller Products to Specifications provided by OEMs, from time to time. Xionics shall have the right to designate the first three (3) OEM Projects which WaveMark will perform (the project described in Section 2.01 (a) above being the first of such three (3) OEM Projects); provided that such OEMs must appear on the list of strategic customers and prospects attached hereto as Exhibit C and further provided that WaveMark shall not be required to accept an OEM Project that, as proposed, and without taking into account potential royalty revenue from such Project, would cause WaveMark to incur a financial loss on the project or which fails to include a reasonable progress or milestone payment. It is anticipated that the three OEM Projects to be designated by Xionics will be the first three qualified opportunities in the high-performance color printer market of which Xionics becomes aware after (or of which Xionics is already aware at the time of) execution of this Agreement, other than projects where the OEM has a requirement for another controller designer. Subsequently, each party MAY PROPOSE additional OEM Projects to the other and they will determine ON A case-by-case basis which of such proposed opportunities they will jointly pursue.

       (e) If, during the term of this Agreement, Xionics releases an integrated circuit incorporating a processor core and/or Hardware Accelerator which is useful for processing needs of high-performance color printers, WaveMark agrees to use reasonable efforts to incorporate the same into Controller Products where the applicable OEM Device's price/performance will be enhanced by such use.

2.02 Xionics agrees to cooperate with WaveMark in the development of the Controller Products. Such cooperation shall include, but is not limited to, providing customer and market requirements, writing and/or reviewing Specifications, facilitating WaveMark's licensing of needed software and technology from Third-Party Vendors, supplying engineering assistance and technical support as provided in more detail in Section 9. below, and testing and certifying WaveMark's implementations of Xionics Programs for OEMs as provided in Section 2.03 below. Each party shall appoint technical and marketing liaisons, who shall meet periodically, but no less often than once per quarter, to review the progress of WaveMark's development efforts and identify potential joint business opportunities.

2.03 WaveMark agrees that it shall use its best efforts not to permit any OEM to ship Controller Products containing Xionics Programs with any OEM Devices unless such OEM Device has first obtained certification from Xionics or from WaveMark in accordance with Xionics certification requirements, of the quality of the output from each such OEM Device at each resolution, as detailed in Exhibit A. Xionics will cooperate with WaveMark to perform certification testing. If Xionics shall perform the testing, Xionics will charge the OEM at its then-current time-and-materials day rate for certification testing of each OEM Device. If any OEM Device does not successfully pass the range of Xionics compatibility tests and probes, then WaveMark shall use its best efforts not to permit such OEM to ship such OEM Devices until corrections have been made and the corrected OEM Device has been resubmitted for certification testing prior to the OEM's first customer shipment of such OEM Device.

3.     COOPERATIVE MARKETING

3.01 Each party shall have freedom of action to pursue business opportunities independently of the other. However, it is the parties' intention to work together to promote one another's products and services for their mutual benefit and, to that end, Xionics will use all reasonable efforts to supply WaveMark with enough high-quality business opportunities to keep it fully occupied during the first year of this Agreement.

3.02 Subject to Section 3.01 above, the parties will jointly. market and sell Controller Products for high-performance color printers and the Xionics Programs to OEMs during the term of this Agreement. Xionics and WaveMark will mutually inform one another, through their respective marketing liaisons, of appropriate leads for sales of such Controller Products, OEM Projects, and Xionics Programs discovered through their respective sales and marketing efforts. The parties may also mutually agree to jointly market and sell Controller Products which are not directed at high-performance color printers on a case-by-case basis. The parties will mutually develop and abide by a set of "rules of engagement" for their sales activity, which will include notice to one another of sales calls to pursue identified leads and, to the extent practicable, arranging such sales calls and visits to include representatives of both parties.


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



3.03 Except in the ease of Turnkey Controllers manufactured by Xionics pursuant to Section 10. below, all orders for Controller Products will be taken and fulfilled by WaveMark and all licenses of WaveMark controller designs will be granted to OEMs directly by WaveMark, unless otherwise agreed upon by the parties on a case-by-case basis.

4.     LICENSE GRANTS

4.01 Subject to all of the terms and conditions of this Agreement, Xionics hereby grants to WaveMark a non-transferable, nonexclusive, fully-paid, worldwide license to (a) use, modify and create Derivative Works of the Xionics Source Programs, only in connection with the design and development of the Controller Products, and for no other purpose whatsoever, and Co) use the Xionics Technology (other than the "Maplewood" controller design and Xionics device drivers, which are separately licensed under Section 4.02 below) solely in connection with its exercise of the license rights granted in this Section 4.

4.02 Subject to all of the terms and conditions of this Agreement, Xionics hereby grants to WaveMark a non-transferable, nonexclusive, worldwide license to
(a) use, reproduce, market, distribute and sublicense copies of the Xionics Programs and Derivative Works thereof, IN OBJECT CODE FORM ONLY, to OEMs, only as incorporated into Controller Products intended for inclusion in OEM Devices, and for no other purpose whatsoever; (b) use, modify and create Derivative Works of the Xionics "Maplewood" controller design described in Exhibit A hereto, as it exists as of the Effective Date or as subsequently modified by Xionics, only in connection with the design and development of the Controller Products, and for no other purpose whatsoever; (c) make, have made, market, sell and distribute Controller Products based on or which include the Xionics "Maplewood" controller design to OEMs for incorporation in OEM Devices, and for no other purpose whatsoever; and (d) use, modify and create Derivative Works of Xionics device drivers to the extent necessary to make such device drivers work with Controller Products incorporating Xionics Programs as required by an OEM.

4.03 The licenses granted in Sections 4.01 and 4.02 above are expressly conditioned as follows:

       (a) WaveMark has no right to, and agrees not to, modify any deliverables supplied by Xionics hereunder other than the Xionics Source Programs; the "Maplewood" controller design; and Xionics development tools and device drivers on an as-needed basis.

       (b) Except as provided in Section 4.04 below, WaveMark has no right to, and agrees not to, modify the Xionics Source Programs to create major enhancements, new generations or versions thereof. To the extent that Xionics licenses another controller designer to do any of the things proscribed above, it shall also license WaveMark to do so at the same time.

       (c) WaveMark has no right to, and agrees not to, permit or assist OEMs, or any customers of OEMs, to reproduce or distribute the Xionics Programs, or any of them, except in connection with the Controller Products as incorporated in OEM Devices. In addition, WaveMark has no right to, and agrees not to, permit or assist any OEM which is not a Licensed OEM to modify the Xionics Programs, nor to sublicense, disclose or deliver any Xionics Source Programs to any OEM which is not a Licensed OEM. The preceding sentence is not intended to preclude WaveMark from modifying Xionics Programs on behalf of, or to specifications provided by, OEMs which are not Licensed OEMs. Xionics agrees to promptly verify whether an OEM is a Licensed OEM on request from WaveMark.

       (d) WaveMark has no right to, and agrees not to, combine any module or portion of any Xionics Program with any non-Xionics page description language program; modify any module or portion of any Xionics Program to enable the same to work with a non-Xionics page description language program, or any module or portion thereof; or sublicense or distribute any module or portion of a Xionics Program in combination with, as an enhancement to, or for use with, a non-Xionics page description language program, or any module or portion thereof. To the extent that Xionics licenses another controller designer to do any of the things proscribed above, it shall also license WaveMark to do so at the same time.

       (e) WaveMark may sublicense object code of Xionics Programs, other than as embedded in Turnkey Controllers, only pursuant to a written agreement with its OEM containing, at a minimum, terms and conditions no less restrictive than those set forth in Exhibit D.

       (f) WaveMark acknowledges that the Xionics Source Programs are trade secrets of Xionics and/or the Third-Party Vendor thereof, as the ease may be. WaveMark shall not, under any circumstances, disassemble or reverse engineer any executable versions of the Xionics Programs, or disclose the Xionics Programs to any third party except as expressly permitted in Section 8. below.

4.04 Xionics will use reasonable efforts to maintain compatibility between the Xionics Programs and the applicable DE FACTO industry standards for page description languages (currently PostScript from Adobe Systems Incorporated and PCL from Hewlett-Packard Company), but will be able to determine, in its reasonable judgment, whether to emulate specific releases of PostScript and PCL, or specific features or functions of those releases. In the event that WaveMark wishes to implement emulations of features, functions or releases of PostScript or PCL not previously implemented by Xionics, the following provisions shall apply.

       (a) In the event WaveMark wishes to implement a major technological improvement to the Xionics Programs (e.g., contone PCL5C), it shall notify Xionics and Xionics shall promptly make a reasonable determination:

                   (i) to implement the improvement itself within a reasonable time frame, in which case WaveMark shall refrain from implementing the improvement but shall receive it pursuant to the licenses granted in Sections 4.01 and 4.02 above when Xionics has completed it;

                   (ii) to permit WaveMark to make the improvement at Xionics' expense (for an amount to be negotiated in good faith), in
                   which ease   WaveMark shall have licenses to the improvement
                   under Sections 4.01 and 4.02 above; and Xionics shall own the improvement as a Derivative Work of the Xionics Programs and shall be free to use the improvement except that it shall refrain from licensing the improvement to companies competing directly with WaveMark in the design of printer controllers unless and until a reasonable royalty for such licensing has been negotiated with WaveMark;

                   (iii) to permit WaveMark to make the improvement at WaveMark's expense, in which case WaveMark shall have
                   licenses to the      improvement under Sections 4.01 and 4.02
                   above; and Xionics shall own the improvement as a Derivative Work of the Xionics Programs but shall refrain from using or licensing it unless and until a reasonable royalty for the same has been negotiated with WaveMark; or

                   (iv) not to permit WaveMark to make the improvement at that time, in which case WaveMark shall refrain from making the improvement.

       (b) In the event WaveMark wishes to implement a feature or function other than a major technological improvement it shall be free to do so, provided that the resulting implementation becomes the property of Xionics and is delivered to Xionics under Section 6.01 below. If WaveMark desires another outcome it shall notify Xionics of its intention to implement the feature or function and the process described in Section 4.04(a) above shall be followed as though the desired feature or function were a major technological improvement.

       (c) In the event Xionics and WaveMark disagree as to what constitutes a "major technological improvement," their senior management shall negotiate in good faith to attempt to resolve the difference and, if unsuccessful after a reasonable period of time, shall submit the matter to mediation at their shared expense.

4.05 Products and technology of Third-Party Vendors (including without limitation patent rights) which are incorporated in or used in connection with the Controller Products and which are identified in Exhibit A must be licensed separately from the Third-Party Vendors thereof by WaveMark, except to the extent that the parties agree to the contrary on a case-by-case basis; provided, that any intellectual property of Third-Party Vendors which resides within the Xionics Programs themselves shall be deemed to be sublicensed to WaveMark hereunder subject to the parties' royalty payment obligations set forth in
Section 5. below.

4.06 Subject to all of the terms and conditions of this Agreement, WaveMark hereby grants to Xionics a non-transferable, nonexclusive, worldwide license to use, reproduce, and distribute to OEMs, solely for inclusion in Xionics- or OEM-developed controllers for printers or other peripheral devices which contain Xionics Programs, any WaveMark Core Technology which interacts with Xionics Programs to improve their performance (for example, WaveMark Hardware Accelerators). Such license is expressly conditioned as follows: (a) Xionics shall pay the royalties set forth in Section 5.02(e) below. (b) Xionics shall not, under any circumstances, disassemble or reverse engineer any executable versions of the WaveMark Core Technology, or disclose the WaveMark Core Technology to any third party except as expressly permitted in Section 8. below.
(c) Xionics shall not sell or license WaveMark Core Technology or products based thereon to companies that compete directly with WaveMark in the design of printer controllers without WaveMark's prior consent.

4.07 If in the future Xionics releases new software products, other than emulations of then-current DE FACTO industry-standard page description languages, Xionics shall promptly notify WaveMark of the same and the parties shall negotiate in good faith to establish terms and conditions for the licensing of such new software products to WaveMark, which terms and conditions may differ from those applicable to the Xionics Programs as set forth herein.

5.     PRICE AND PAYMENT

5.01 Each OEM which licenses Xionics Programs as incorporated in Controller Products, whether directly from Xionics or through an object code sublicense granted by WaveMark, shall be required to pay a royalty on each unit of each OEM Device shipped (including devices of OEM customers of the OEM).

Such royalty shall be based on Xionics' standard pricing (giving effect to its discount policies) in effect from time to time. If WaveMark has quoted an OEM a price for Xionics Programs based on Xionics' standard pricing (giving effect to its discount policies) then in effect, Xionics shall not offer to license such Xionics Programs to such OEM at a lower price.

5.02 In consideration of the licenses and other rights and benefits granted herein, for each Controller Product incorporating a Xionics Program or Programs that is sold during the term of this Agreement (and for as long thereafter as WaveMark continues to have the right to sell such Controller Products), the parties shall pay royalties to one another as follows:

       (a) Xionics shall pay WaveMark twenty-five percent (25%) of: (i) all royalties (including prepaid royalties) it collects from OEMs for Xionics Programs incorporated in Controller Products, for Xionics device drivers sold in conjunction with Controller Products incorporating Xionics Programs, and for software and technology of Third-Party Vendors licensed by Xionics to OEMs, (ii) less whatever royalties Xionics may be obligated to pay to Third-Party Vendors on such Xionics Programs, device drivers and software and technology; provided, that Xionics shall not be required to charge royalties for its device drivers. Xionics shall also pay WaveMark twenty-five percent (25%), as calculated above, of all royalties it collects from OEMs for Xionics Programs sold in conjunction with WaveMark Core Technology as permitted in Section 4.06 above.

       (b) WaveMark shall pay Xionics seventy-five percent (75%) of all royalties (including prepaid royalties) it collects from OEMs for Xionics Programs incorporated in Controller Products.

       (c) In the event that Xionics directly or indirectly manufactures Controller Products for OEMs pursuant to its right to do so under
             Section 10. below, Xionics will include a design royalty for WaveMark in the bill-of-materials cost of each Controller Product to be manufactured, in an amount determined by reference to WaveMark's then current standard price list, and will remit seventy-five percent (75%) of the aggregate design royalty due to WaveMark on account of each shipment of Controller Products within thirty (30) days after the end of the calendar quarter in which it receives payment for that shipment of Controller Products, retaining twenty-five percent (25%) of such amount as a commission on the sale of those Controller Products; provided, that in the case of Controller Products based on the Xionics "Maplewood" controller design, Xionics shall remit sixty-six and two-thirds percent (66 2/3%) of the design royalty to WaveMark and retain thirty-three and one-third percent (33 1/3%) of that amount as its commission.

       (d)   WaveMark shall pay Xionics thirty-three and one-third percent
             (33 1/3%) of all design royalties (including prepaid royalties) it collects from OEMs and/or controller manufacturers for WaveMark controller designs based on the Xionics "Maplewood" controller design.

       (e) Xionics shall pay WaveMark a royalty, at a rate to be determined on a case-by-case basis, for each OEM Device incorporating WaveMark Core Technology in conjunction with Xionics Programs, as permitted in Section 4.06 above; and Xionics agrees to use its best efforts not to permit any OEM to ship an OEM Device incorporating WaveMark Core Technology unless and until a royalty rate has been established for that OEM Device under this subparagraph (e).


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



5.03 Each party shall be entitled to withhold all royalties owing to Third-Party Vendors by that party on account of the inclusion of Third-Party Vendors' products in the Xionics Programs, and all taxes, duties and like charges for which it is responsible (other than taxes on the net income of the reporting party) that are applicable to the Xionics Programs and/or the Controller Products in question, from royalties payable to the other party under
Section 5.02 above.

5.04 WaveMark agrees to use its best efforts to secure licenses of software of Third-Party Vendors which may be incorporated in the Controller Products but are not part of the Xionics Programs (for example, fonts or the pSOS operating system) directly from the Third-Party Vendors thereof. If WaveMark determines that it is unable to do so on reasonable terms, Xionics will sublicense the applicable software of Third-Party Vendors to WaveMark, if and to the extent that it has the right to do so, but WaveMark will remain responsible for payment of any applicable royalties to Xionics for the account of the Third-Party Vendor.

5.05 Each party shall submit to the other quarterly reports of royalties received from their respective OEMs on account of sales of OEM Devices containing Controller Products during each calendar quarter, substantially in the form attached hereto as Exhibit E. A report shall be due within thirty (30) days after the end of each calendar quarter during the term of this Agreement. Each report shall set forth the number of copies of each of the Xionics Programs distributed, shipped, sublicensed, transferred, or otherwise disposed of by OEMs in conjunction with OEM Devices containing Controller Products reported by OEMs during that quarter, and shall be certified accurate and complete by an authorized representative of the reporting party. Each such report shall be accompanied by payment of any amounts shown to be due to the other party thereby which have not been paid in advance. Similar reports of royalties received for other royalty-bearing products hereunder shall also be submitted on a quarterly basis based on underlying reports received from OEMs in that quarter (or, in the case of Turnkey Controllers, shipping documents evidencing the number of units shipped to OEMs during that quarter).

5.06 Notwithstanding Section 5.05 above, each party shall remit to the other party its share of royalty prepayments collected from OEMs within five (5) business days after receipt of such royalty prepayments.

5.07 Either party may, at its own expense, either conduct its own audit or have a third party, under suitable nondisclosure obligations, audit the records and supporting documentation of the other relating to sales and distribution of the Controller Products and Xionics Programs to determine whether the reporting party has correctly calculated, reported and paid all of the royalties due to the auditing party hereunder. Audits will be conducted not more than once annually, unless the auditing party has reason to believe incorrect reporting has taken place, during normal business hours and at the place where such information is normally kept. If any such audit discloses an underpayment of royalties, the reporting party shall immediately pay the auditing party the additional royalties due, together with a finance charge of one and one half percent (1 1/2%) per month or the highest rate allowed by law, whichever is less. If an audit discloses an underpayment of royalties of five percent (5%) or more of the total due, then the reporting party shall also reimburse the auditing party for all reasonable expenses incurred by the auditing party in the audit.

5.08 Each party agrees to reasonably cooperate with the other party to enforce the payment, reporting requirements and audit rights it may have with regard to OEMs to reasonably cause OEMs to make timely payment of their royalties, subject to a party's right to exercise reasonable discretion to maintain customer relations.


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



6. OWNERSHIP

6.01 All right, title and interest in and to the Xionics Programs, the Xionics Technology, and any and all Derivative Works thereof and Related Materials relating thereto, whether prepared by Xionics or WaveMark, shall belong exclusively to Xionics, subject to the licenses granted to WaveMark in Sections 4.01, 4.02 and 4.03 above; provided, however, that if, prior to WaveMark creating a Derivative Work, WaveMark and Xionics shall so agree, Xionics will pay WaveMark a development fee for preparation of the Derivative Work. Such development fee shall be addition to any amounts that may become due to WaveMark under Section 4.04(b). It shall be negotiated on a case-by-case basis, and will reflect factors including the amount of effort required to prepare the Derivative Work, the return WaveMark expects to realize from the Derivative Work, and the usefulness of the Derivative Work to Xionics.

6.02 All right, title and interest in and to the WaveMark Core Technology shall belong exclusively to WaveMark, subject to the license granted in
Section 4.06 above.

6.03 WaveMark agrees and acknowledges that the right to apply for patents, copyrights and other protections on the Xionics Programs, the Xionics Technology, and any and all Derivative Works thereof, whether prepared by Xionics or WaveMark, shall belong exclusively to Xionics. WaveMark agrees to assist and cooperate with Xionics, at Xionics' expense, to obtain and enforce patents, copyrights, and any other available legal protections for the Xionics Programs, the Xionics Technology, and any and all Derivative Works thereof, in any country.

7.     NONCOMPETITION; NONSOLICITATION

7.01 Xionics agrees that, for a period of two (2) years from the Effective Date, WaveMark it shall not directly compete with WaveMark in the business of designing or developing high-performance color printer controllers.

7.02 WaveMark agrees that, for a period of two (2) years from the Effective Date, it shall not directly compete with Xionics in any of Xionics' businesses existing as of the Effective Date, including without limitation the businesses of developing and marketing page description language software and technology, and of developing and marketing systems architecture and special-purpose Hardware Accelerators for the control of multiple-function peripheral devices;. provided, that nothing contained herein shall be deemed to restrict WaveMark from selling high performance color printer controllers with only the functionality of a controller used in a device which is only a printer to a manufacturer of a multiple function peripheral device.

7.03 For so long as this Agreement remains in effect, and for twelve (12) months after any expiration or termination hereof, each party agrees that it will not hire, nor directly or indirectly solicit for hire, any person who is then or has within the preceding twelve (12) months been employed by the other party (except for persons who have been involuntarily dismissed from their employment with the other party).

8.     CONFIDENTIALITY

8.01 Each party agrees to maintain all Confidential Information of the other disclosed hereunder in strict confidence using at least as great a degree of care as that used to maintain the confidentiality of its own most valuable confidential information, but in no event less than a reasonable degree of care. WaveMark shall use Xionics' Confidential Information only for the purposes of designing, marketing and distributing high performance color printer controllers or as permitted under this Agreement. Xionics shall use WaveMark's Confidential Information only for the purposes of marketing and distributing WaveMark's high performance color printer controllers or as permitted under this Agreement. Each party agrees that it shall disclose such Confidential Information of the other only to its employees, consultants and contract manufacturers who have a bona fide need to know such information in order to carry out the terms and purposes of this Agreement and who are under a written obligation of confidence to that party sufficient to enable it to protect the Confidential Information as required herein.

9.     MAINTENANCE AND SUPPORT

9.01 Xionics shall provide maintenance and engineering support services to WaveMark on the terms and conditions attached hereto as Exhibit F and G, respectively; provided, that such maintenance and engineering support services shall be provided to WaveMark free of charge for one (1) year following the Effective Date. Thereafter WaveMark may continue to receive maintenance services at no charge if, in the foregoing contract year, Xionics has obtained revenues through the WaveMark relationship of at least three times its then-current standard maintenance pricing. Otherwise WaveMark may continue to receive maintenance services, and in any event may continue to receive engineering support services, on terms and conditions to be mutually agreed upon by the parties.

10.    MANUFACTURING OF TURNKEY CONTROLLERS

10.01 Xionics shall have the right of first refusal to manufacture Turnkey Controllers for or on behalf of OEMs who desire to purchase such Turnkey Controllers through WaveMark. Upon agreeing with an OEM to supply Turnkey Controllers to that OEM, WaveMark shall promptly notify Xionics of such agreement and the OEM's requirements as to controller cost and delivery schedules. At its option, to be exercised within ten (10) days after such notice, Xionics shall then work with its contract manufacturer(s) to prepare a responsive quotation with reasonable promptness. If that quotation meets or exceeds the OEM's requirements (or, if WaveMark has obtained a separate manufacturing quotation of its own, if Xionics' quotation meets or exceeds that quotation), WaveMark shall contract with Xionics for the manufacture of those Turnkey Controllers on Xionics' then-current standard manufacturing terms and conditions; provided that such terms and conditions, taken as a whole, are not worse for WaveMark or WaveMark's customer than WaveMark could obtain in such separate manufacturing quotation.

11.    TRADEMARK AND COPYRIGHT USAGE; PUBLICITY

11.01 Each party agrees to affix the copyright notice of the other, in a form prescribed by the copyright holder, to all tangible materials containing the programs or other copyrighted materials of the other party, and all copies thereof, including without limitation the Xionics Programs and the Controller Products.

11.02 Xionics hereby grants to WaveMark a non-transferable, nonexclusive, worldwide right, license and privilege to use Xionics' trade names and trademarks in association with the Xionics Programs as incorporated in the Controller Products, provided that such usage is in accordance with Xionics' trademark usage guidelines as published by Xionics from time to time.

11.03 Both parties shall have the right to announce the existence of this Agreement at any time. Upon WaveMark's OEM's initial announcements of each OEM Device incorporating Controller Products, Xionics shall have the right to state publicly that WaveMark has incorporated Xionics Programs in the Controller Products included in that Device, to the extent that an OEM has consented thereto. WaveMark will use all reasonable efforts to obtain for Xionics the right to refer to each such OEM Device by the OEM's name for it; and to use or reference trademarks and trade names of the OEM in press releases and promotional materials.

12.    TERM AND TERMINATION

12.01 This Agreement shall remain in effect for an initial term of four (4) years, and thereafter until either party terminates the Agreement by giving not less than ninety (90) days' written notice to. the other.

12.02 If either party fails to comply with a material term or condition of this Agreement, the complying party shall give the defaulting party written notice of such failure. The defaulting party shall have thirty (30) days after the receipt of notice to cure any indicated failure. If the failure is not cured within that time, this Agreement may be terminated, without further delay, by the party not in default sending written notice to the defaulting party.

12.03 Xionics may terminate this Agreement immediately by sending written notice to WaveMark if: (a) a receiver is appointed to take possession of all or substantially all of the assets of WaveMark; (b) WaveMark makes a general assignment for the benefit of creditors; (c) WaveMark takes or suffers any action under any insolvency or bankruptcy act; (d) WaveMark breaches any provision regarding confidentiality or attempts to convey any interest in any property licensed or supplied hereunder in contravention of the terms of this Agreement; or (e) WaveMark fails to comply with a material term or condition of the Securities Agreement, and has not cured such event within thirty (30) days after receipt of notice of such event from Xionics.

12.04 WaveMark may terminate this Agreement immediately by sending written notice to Xionics if: (a) a receiver is appointed to take possession of all or substantially all of the assets of Xionics; (b) Xionics makes a general assignment for the benefit of creditors; (c) Xionics takes or suffers any action under any insolvency or bankruptcy act; (d) Xionics breaches any provision regarding confidentiality or attempts to convey any interest in any property licensed or supplied hereunder in contravention of the terms of this Agreement; or (e) Xionics fails to comply with a material term or condition of the Securities Agreement, and has not cured such event within thirty (30) days after receipt of notice of such event from WaveMark.

12.05 Upon any expiration or termination of this Agreement under this Section 12., each party shall promptly either return to the other or provide written certification that it has destroyed all copies of all Confidential Information received from the other, in part or in whole, and in all forms of media; provided, that WaveMark shall be permitted to retain one (1) copy of the Xionics Programs and Related Materials for support purposes only. Expiration or termination of this Agreement for any reason shall not affect the rights of OEMs under sublicenses granted prior to such expiration or termination, or the rights of Xionics, WaveMark or OEMs to continue manufacturing Controller Products incorporating the Xionics Programs that were designed prior to such expiration or termination, so long as the applicable royalties continue to be collected from the OEMs and paid by each party to the other as required in Section 5. above.

12.06 Sections 1, 5, 6, 8, 12, 13, 14, 15 and 18 shall survive termination of this Agreement.

13.    REPRESENTATIONS AND WARRANTIES

13.01 Each party represents and warrants that it has the right to enter into this Agreement; and that its entry into this Agreement and the performance of its obligations hereunder is in no way inconsistent with or in violation of any obligation it may have to any third party.

13.02 WaveMark further represents and warrants (i) that it is the sole and exclusive owner of the WaveMark Core Technology; (ii) that it has sufficient rights in and to the software and technology of Third-Party Vendors which may be incorporated in or used in conjunction with the hardware and software designs, products and technology, including Derivative Works of the Xionics Programs, created or developed by

WaveMark or any of its employees or consultants in connection with the development of Controller Products incorporating the Xionics Programs (excluding any representation or warranty regarding rights in-software and technology of Third-Party Vendors in the Xionics Programs); and (iii) that the Controller Products, the WaveMark Core Technology, and any Derivative Works of any of them created by WaveMark do not infringe any patents, copyrights, trademarks, trade secrets, mask works, or any other intellectual property rights of any kind existing under the laws of any Included Jurisdiction at any time; provided that WaveMark makes no representations or warranties, whatsoever, relating to the Xionics Programs or Xionics Technology.

13.03 Xionics further represents and warrants (i) that it is the sole and exclusive owner of the Xionics Programs; (ii) that the Xionics Programs, as delivered to WaveMark, will substantially conform to their applicable specifications and will be substantially free of errors for a period of ninety
(90) days after delivery to WaveMark; (iii) that Xionics has sufficient rights in and to the software and technology of Third-Party Vendors which may be incorporated in or used in conjunction with the Xionics Programs, the Xionics Technology and the Related Materials to grant the licenses set forth herein; and
(iv) that the Xionics Programs, the Xionics Technology, and the Related Materials, as delivered to WaveMark, do not infringe any patents, copyrights, trademarks, trade secrets, mask works, or any other intellectual property rights of any kind existing under the laws of any Included Jurisdiction at any time.

13.04 WaveMark further represents and warrants (i) that the Controller Products will be developed in a good and workmanlike manner, by qualified employees or consultants of WaveMark; (ii) that WaveMark has or will secure valid licenses to any patents or copyrights of third parties to be used in the Controller Products, except to the extent valid sublicenses under such patents or copyrights are available to it through Xionics; and (iii) that the Controller Products, when complete, will conform to the applicable specifications therefor and will be substantially free of errors in design or workmanship as contemplated by the warranty to be provided under Section 13.06 below.

13.05 WaveMark further represents and warrants that it will comply with any and all applicable government regulations, and will maintain adequate insurance for its operations. WaveMark further represents and warrants that it will use best efforts to comply with the terms and conditions of all agreements it enters into with OEMs for the performance of OEM Projects and the sublicensing of Xionics Programs.

13.06 WaveMark and Xionics agree that each of them shall extend a warranty in the form of Exhibit H attached hereto to their respective OEMs. Xionics' warranty shall cover the design and function of the Xionics Programs, and WaveMark's warranty shall cover the design and function of the Controller Products. The parties' warranties on hardware or firmware components shall be coextensive and shall remain in effect for a period of one (1) year from the date of delivery of final deliverables to an OEM, unless a different term is agreed to on a case-by-case basis. WaveMark acknowledges that Xionics' standard source code warranty has a duration of ninety (90) days. Xionics acknowledges that WaveMark's standard controller design warranty, and any software warranties it might give, have a duration of ninety (90) days. In addition, each party shall provide, or cause its contract manufacturer to provide, a hardware warranty of not less than one (1) year from the date of shipment for any Turnkey Controllers which it is responsible for manufacturing.

13.07 Except as expressly set forth in this Section 13., neither party makes any warranty to the other. ANY AND ALL OTHER WARRANTIES, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY DISCLAIMED BY AGREEMENT OF THE PARTIES.

14.    INDEMNIFICATION

14.01 WaveMark will indemnify and defend Xionics and hold it harmless from all damages, liabilities, costs, expenses (other than internal staff expenses), and reasonable attorneys' fees incurred by Xionics as a result of any breach of the representations and warranties set forth in Section 13. above, including without limitation any claim, suit, or judgment against Xionics in which it is claimed or determined that a Controller Product or the WaveMark Core Technology infringes any patent, copyright or trade secret of a third party; provided that Xionics promptly notifies WaveMark in writing of any such matter, gives WaveMark the exclusive right to defend or settle the matter at Wavemark's expense and cooperates with WaveMark in its defense. Xionics may at any time assume control of or participate in the defense of such matter, at its own expense, with counsel of its own choosing. WaveMark will have no liability TO DEFEND or satisfy any claim or suit based on Xionics' combination of the WaveMark Core Technology with any other program or data, or based on Xionics Programs, Xionics Technology, or Xionics' modification of the same, to the extent that the claimed infringement would not have arisen but for such combination or modification.

14.02 Xionics will indemnify and defend WaveMark and hold it harmless from all damages, liabilities, costs, expenses (other than internal staff expenses), and reasonable attorneys' fees incurred by WaveMark as a result of any breach of the representations and warranties set forth in Section 13. above, including without limitation any claim, suit, or judgment against WaveMark in which it is claimed or determined that a Xionics Program or the Xionics Technology infringes any patent, copyright or trade secret of a third party; provided that WaveMark promptly notifies Xionics in writing of any such matter, gives Xionics the exclusive right to defend or settle the matter at Xionics' expense and cooperates with Xionics in its defense. WaveMark may at any time assume control of or participate in the defense of such matter, at its own expense, with counsel of its own choosing. Xionics will have no liability to defend or satisfy any claim or suit based on WaveMark's combination of the Xionics Programs or Xionics Technology with any other program or data, or based on WaveMark's modification of the same, to the extent that the claimed infringement would not have arisen but for such combination or modification.

15.    LIMITATION OF LIABILITY

15.01 Neither party shall be liable to the other for any incidental, consequential, indirect or special damages, or for any damages whatever including but not limited to lost profits, loss of use, etc., arising out of or in any way connected with this Agreement, regardless of whether it has been advised of the possibility of such damages.

16.    SUBLEASE OF PREMISES

16.01 Xionics shall use reasonable efforts to sublet suitable premises within its facility at 70 Blanchard Road, Burlington, Massachusetts, to WaveMark, on mutually agreeable terms and conditions; provided that Xionics shall not be required to offer any premises to WaveMark for subleasing hereunder unless they are self-contained and isolated from Xionics' own premises, or capable of being made so at reasonable expense which shall be borne by WaveMark.

17.    RIGHT OF FIRST REFUSAL

17.01 In the event a bona fide offer is made by any third party to acquire all or substantially all of the assets or capital stock of WaveMark which WaveMark desires to accept, WaveMark shall afford Xionics the opportunity to make an offer to acquire the same assets or capital stock and, if Xionics makes such an offer, WaveMark shall accept it, subject to the approval of its Board of Directors and stockholders, provided that its terms and conditions, taken as a whole, are at least as favorable to WaveMark's stockholders as those of the third-party offer. Upon closing of an initial public offering of capital stock of WaveMark or the expiration of three
(3) years from the Effective Date, whichever occurs first, this Section 17. shall be void and of no further force and effect.

18.    GENERAL

18.01 This Agreement may be modified, changed or amended only in a writing signed by both parties. No employee of either party other than an authorized officer of that party shall have any actual or apparent authority to modify the terms of this Agreement.

18.02 The delay or failure of either party to exercise any right provided herein shall in no way affect its rights at a later time to enforce that right or any other rights under this Agreement. No waiver shall be effective unless in writing signed by the waiving party.

18.03 Except as otherwise provided to the contrary herein, all remedies are cumulative and any specific remedies set forth in this Agreement are supplemental to any other rights or remedies provided at law, in equity, or elsewhere in this Agreement.

18.04 If any provision of this Agreement is declared invalid by any lawful tribunal, then it shall be adjusted to conform to legal requirement of that tribunal and that modification shall automatically become a part of this Agreement; or, if no adjustment can be made, the provision shall be deleted as though never included in this Agreement and the remaining provisions of this Agreement shall remain in full force and effect.

18.05 WaveMark and Xionics are independent contractors, and neither party shall be, nor represent itself to be, the joint venturer, franchisor, franchisee, partner, broker, employee, servant, agent or representative of the other party for any purpose. Neither party shall be responsible for the acts or omissions of the other party, and neither party shall have the authority to make any representations or incur any obligations on behalf of the other party.

18.06 Neither this Agreement nor individual transactions or rights under it shall be assigned nor shall any obligation be delegated by either party without the prior written consent of the other; except that either party may freely assign its rights under this Agreement to its successor in interest in the event of a merger or other combination with, or a sale of all or substantially all of its assets to, any third party other than a competitor of the assigning party listed on Exhibit I.

18.07 Neither party will be liable for any failure or delay in performance due, in whole or in part, to any cause beyond that party's reasonable control.

18.08 Neither party shall export, either directly or indirectly, software or technology belonging to the other in violation of the Export Administration Regulations of the U.S. Department of Commerce. This Section 18.08 shall survive any termination or expiration of this Agreement indefinitely.

18.09 Except as otherwise specifically provided herein, each notice required or permitted under this Agreement shall be in writing and signed by a duly authorized representative of the party initiating the notice, and shall be delivered by hand or sent by registered or certified mail, return receipt requested, postage pre-paid, to the following address unless changed by written notice:

                To WaveMark:        WaveMark Technologies, Inc.
                                    70 Blanchard Road
                                    Burlington, MA 01803
                                    Attn: President

                To Xionics:         Xionics Document Technologies, Inc.
                                    70 Blanchard Road
                                    Burlington, MA 01803
                                    Attn: General Counsel

Each notice shall be effective upon initial receipt by the addressee regardless of whether notice is rejected.

18.10 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, excluding its conflict of laws rules. Each party consents to the jurisdiction of the state and federal courts sitting within Massachusetts in any matter arising out of this Agreement.

18.11 The following Exhibits, attached hereto, are incorporated herein and made a part of this Agreement:

                Exhibit A           Description of Xionics Programs
                Exhibit B           Definition of High-Performance Color Printer
                Exhibit C           List of Strategic Customers and Prospects
                Exhibit D           Minimum Terms and Conditions for Object Code
                                    Sublicense
                Exhibit E           Required Form of Royalty Report
                Exhibit F           Xionics Maintenance Agreement
                Exhibit G           Xionics Engineering Support Agreement
                Exhibit H           Form of Warranty
                Exhibit I           Lists of WaveMark and Xionics Competitors

18.12 This Agreement and its Exhibits are the complete and exclusive statement of the agreement between the parties and supersede all prior oral and written agreements, communications, representations, statements, negotiations and undertakings relating to the subject matter hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

XIONICS DOCUMENT TECHNOLOGIES              WAVEMARK TECHNOLOGIES, INC.
INC.

By: /s/ Carolyn E. Ramm                   By: /s/ Robert Downs
   ------------------------------            ------------------------------


Name: Carolyn E. Ramm                     Name: Robert Downs
     ----------------------------              ----------------------------


Title: VP & General Counsel               Title: President
      ---------------------------               ---------------------------


Date: 6/23/97                             Date: 6/23/97
     ----------------------------              ----------------------------
                                       17

                                    Exhibit A
                To Cooperative Development And License Agreement
   Between Xionics Document Technologies, Inc. And Wavemark Technologies, Inc.


1. STANDARD SOURCE CODE SOFTWARE DELIVERABLES

*  DELIVERY AND EMULATION ENVIRONMENT

   All XIONICS IPS/2000 deliverables are fully specified in this Exhibit A. Standard source code will be delivered on SUN tapes unless otherwise specified. The following outlines the hardware and software that comprise the XIONICS CORE Development Environment. Changes to this Environment, required for certain product deliverables, are identified in the appropriate product deliverable description.

   Sun Microsystems' Workstations:
   o Sun SPARC or equivalent
   o 16 MB RAM minimum
   o 1 GB minimum disk storage
   o SunOS 4.1 compatible Boot PROM

   Printers:
   o HP LaserJet 4MP, 4M Plus, 5Si, 5L
   o HP Laser Jet 5
   o HP Laser Jet 6
   o HP Color Laser Jet
   o HP DeskJet 1600C(M)
   o HP DeskJet 1200C(M)
   o Optra C
   o Parallel interface on the SPARC
   o X.11 driver is included with Source Code

   Software:
   o SunOS version 4.1
   o GNU C compiler version 2.70

   XIONICS will deliver to LICENSEE the Programs contained in IPS/2000
   Release 2.0, including the following. Any additional programs that may be included in IPS/2000 Release 2.0 must be licensed separately from XIONICS or the applicable vendor.

*  IPS-PRINT PS2 - POSTSCRIPT LEVEL 2 COMPATIBLE LANGUAGE INTERPRETER

   This module contains Source code (C Source capable of running in the XIONICS Core Development environment) for the black and white, color and contone versions of IPS-PRINT PS2 (PostScript Level 2 Compatible Language Interpreter).

   TARGETS:
   The black and white version is compatible with the Adobe PostScript Language, Version 2014.108 as implemented in the Hewlett Packard LaserJet 5M.

   The color version is compatible with the Adobe PostScript Language Version 2015 as implemented in the Tektronix Phaser 550.

   The contone version is compatible with the Adobe PostScript Language Version 2013 as implemented in the Tektronix II SDX.

   The Kanji version is compatible with the Adobe PostScript Language Version 2011 as implemented in the Oki Microline 800 PSIILT for Type 1 format fonts.

Any differences or anomalies between the compatibility targets and the Source Code will be specifically explained in documentation accompanying the Source Code deliverable. Targets may change reflecting developments in the market place.

Caching of patterns in display list form is not implemented. Patterns are executed as bitmaps or executable PostScript.

Xionics Color PS2 Core Source Code includes a CIE rendering dictionary provided "as is" for reference only. LICENSEE is not licensed to ship this dictionary and XIONICS does not support it. LICENSEE must create and tune LICENSEE's default dictionary for LICENSEE'S particular printer technology and port. The core reference table will not provide adequate results for CIE tests and XIONICS will not accept as "bugs" any color differences.

The Xionics PS2 Source Code deliverable package includes:

SOFTBAND
Softband is a high-performance software-only display list/banding architecture for PostScript printers that may be configured to behave as a full-frame buffer; or, configured for a reduced memory (RAM) implementation. Using SoftBand, the Xionics interpreter converts page description commands into a display list. The display list is then divided into a number of bands which are then sent to the print engine. In reduced memory configurations, under certain conditions, depending on the board design and CPU selection, a PostScript job may generate a complexity error. SoftBand reduces printer complexity errors through a proprietary bitmap rendering and memory management including compression techniques. The low memory target for Xionics PS2 (black & white) at 600 dpi is 2 MB. Raster images will run as well as compression allows.

ENHANCED COLOR SCREENING (ECS)
Provided as a configurable option, the XIONICS color screening technique consists of a series of mathematical algorithms which assign unique parameters to angles, sizes, and spot functions for creating color halftone images. The screening eliminates moire patterns. The screening technology also includes a color transfer function for matching color output to a particular print engine. Use of the XIONICS Enhanced Color Screening option will produce output which will appear different from the target.

SUPER MULTIGRAY
Super MultiGray is capable of providing up to 125 levels of gray at 600 dpi. Super MultiGray provides halftone output which is comparable to the LJ4M+ type 9 half-tone dictionary.

XIONICS PS2-J DOUBLE-BYTE KANJI POSTSCRIPT COMPATIBLE LANGUAGE INTERPRETER This module contains Source Code (C Source Code capable of running in the XIONICS Core Development environment) for the Xionics PS2-J/PLI (Kanji PostScript Compatible Language Interpreter). The black and


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



white and color versions are compatible with the Adobe Version 2011 as implemented in the Oki Microline 800 PSII LT. (There is no separate color Kanji compatibility target.) The Xionics PS2-J/PLI (Kanji) Source code supports PostScript Level 2 language features as identified in the Xionics PS2/PLI product description plus: Composite Font Extensions and Disk Management Capabilities providing support for Kanji font sets and vertical writing. Xionics PS2-J/PLI includes support for Bitstream Ryobi resident fonts and Adobe Morisawa, NIS and TypeBank downloaded fonts.

QUALITY
IPS-PR1NT PS2 Source Code passes the Genoa Application Test Suite (ATS) and Functional Test Suite (FTS). This release has also been tested using the Genoa Command Emulation Test (CET) suite. Genoa's CET is used in conjunction with XIONICS tests to test the IPS-PRINT core Software for each release. The Genoa Command Evaluation Tests (CET) are run and reviewed for software crashes and noticeable visual anomalies only. The CET is a hand coded language probe developed as an engineering tool designed to stress the technology beyond the capabilities of commercially available software. No emulation software is capable of successfully passing 100% of the CET test suite. Genoa's CET is not used to test PS2 ports. Testing results are provided with Source Code documentation.

*  IPS-P IN SIX- PCL 6 (PCL5E + PCL XL) COMPATIBLE LANGUAGE INTERPRETER

This module contains Source Code (C Source Code capable of running in the XIONICS IPS-PRINT Core Development environment) for the IPS-PR1NT SIX (PCL 6 compatible) interpreter.

The IPS-PRINT SIX monochrome interpreter code is compatible with the Hewlett-Packard PCL 6 (PCL 5E+XL) printer control language as defined in the HP PCL XL Feature Reference Manual (revision 1.0, BLD 4600) and implemented in the Hewlett-Packard LaserJet 5 printer. IPS-PRINT PCL SIX may, however, emulate any resolved problems in PCL 6 (PCL 5E+XL) as implemented in the LaserJet 6P. IPS-PRINT SIX IS A MONOCHROME INTERPRETER. HENCE EVEN THOUGH XIONICS' COLORPAGE EMULATION OF PCL5C IS INCLUDED IN THE STANDARD PCl5E SOURCE CODE DELIVERABLES, OEMs SHOULD NOT EXPECT TO IMPLEMENT IT AS PART OF A PCL SIX IMPLEMENTATION.

The low memory target for the IPS-PRINT SIX interpreter is 2 MB at 600 dpi and emulates the Hewlett-Packard LaserJet 6P for memory usage. For low memory, the XIONICS software implements numerous functions comparable to HP's MET technology including its patented SoftBand technology. SoftBand is a high-performance software-only display list/banding architecture for printers that may be configured to behave as a full-frame buffer; or, configured for a reduced memory
(RAM) implementation. Using SoftBand, the IPS-PRINT interpreter converts page description commands into a display list. The display list is then divided into a number of bands which are then sent to the print engine. In reduced memory configurations, under certain conditions, depending on the board design and CPU selection, a PCL job may generate a complexity error. SoftBand reduces printer complexity errors through a proprietary bitmap rendering and memory management including compression techniques and complexity metrics. (Actual low memory behavior depends on many factors, such as driver settings, engine speed and controller performance. XIONICS tests the IPS-PRINT SIX interpreter on a SUN workstation simulating the LaserJet 6P environment.)

There is no support for HP Macro font cartridges (custom cartridges that contain PCL5E macro definitions for customer-provided forms) and flash in the standard product.

The PCL 6 (PCL 5E+XL) language is basically resolution independent including support for non-square resolutions.

Xionics tests IPS-PRINT SIX on printers with standard resolutions of 300 dpi and 600 dpi only. There will be issues that will have to be considered by the OEM in implementing PCL 6 (PCL 5E+XL) on a non-standard resolution including driver implications.

QUALITY
IPS-PRINT SIX Source Code passes the Genoa Application Test Suite (ATS) and Functional Test Suite (FTS). The Genoa Command Evaluation Tests (CET) are run and reviewed for software crashes and noticeable visual anomalies only. The CET is a hand coded language probe developed as an engineering tool designed to stress the technology beyond the capabilities of commercially available software. Genoa's CET is used in conjunction with XIONICS tests to exhaustively test the IPS-PRINT SIX core Software for each release. No emulation software is capable of successfully passing 100% of the CET test suite. Genoa's CET is not used to test PCL 6 (XL) ports. Testing results are provided with Source Code documentation.

IPS-PRINT SIX incorporates the IPS-PRINT PCL FIVE-E PCL5E Compatible Language Interpreter, described as follows:

* IPS-PRINT- PCL FIVE-E AND COLORPAGE - PCL 5E AND 5C COMPATIBLE LANGUAGE INTERPRETER

   This module contains Source Code (C Source Code capable of running in the XIONICS IPS-PRINT-PRINT Core Development environment) for the IPS-PRINT FIVE-E (PCL 5E compatible) and ColorPage (PCL 5C compatible) interpreters.

   The IPS-PR1NT PCL FIVE-E monochrome interpreter code is compatible with the Hewlett-Packard PCL 5E printer control language as defined in the HP PCL5 Printer Language Technical Reference Manual (manual part no. 5961-0509) and implemented in the Hewlett-Packard LaserJet 4P and 4+ laser printers. The LJ4P is the target for the graphics model, anchor comer and all other relevant features except any LJ4P bugs addressed in the L J4+.

   The low memory target for the IPS-PRINT FIVE-E interpreter is 1 MB at 600 dpi and emulates the Hewlett-Packard Laser Jet 5L for memory usage and font selection only. For low memory, the XIONICS software implements numerous functions comparable to HP's MET technology including its patented SoftBand technology. SoftBand is a high-performance software-only display list/banding architecture for printers that may be configured to behave as a full-frame buffer; or, configured for a reduced memory (RAM) implementation. Using SoftBand, the IPS-PRINT interpreter converts page description commands into a display list. The display list is then divided into a number of bands which are then sent to the print engine. In reduced memory configurations, under certain conditions, depending on the board design and CPU selection, a PCLjob may generate a complexity error. SoftBand reduces printer complexity errors through a proprietary bitmap rendering and memory management including compression techniques and complexity metrics. (Actual low memory behavior depends on many factors, such as driver settings, engine speed and controller performance. XIONICS has tested the IPS-PRINT PCL FIVE-E interpreter on a SUN workstation simulating the 5L environment and has achieved overall fewer complexity problems than the standard LJ5L printer.)

   ColorPage is a one bit, sequential, four color plane implementation of the PCL 5C interpreter as defined in the Hewlett Packard PCL 5 Technical Reference Manual (manual part no. 5961-0509) and the Hewlett Packard Color Technical Reference Manual (manual part no. 5961-0635). The ColorPage interpreter code is compatible with the Hewlett-Packard PCL 5C printer control language as implemented in the Color LaserJet (primary) and 1600C (secondary). There are some features specific to the HP color printers that are NOT fully supported in ColorPage(level of support is detailed in the Source Code documentation):

                     o   Device independent color (Color Laser Jet)
                     o   Arbitrary clipping path (1600c)
                     o   CMYK color raster transfer (1600c)

   Unlike the HP color printers which only print color images at 300 dpi, ColorPage supports both 300 and 600 dpi resolution for color imaging. For this reason, XIONICS used the Lexmark Optra C (non-contone) for 600 dpi only testing. The printer were used to generate test output from the Genoa ATS and FTS suites. Visual differences arising from the features not emulated in ColorPage were studied and documented.

   For low memory, the ColorPage software implements numerous functions equivalent to the FIVE-E. The low memory target for ColorPage is 6MB at 600 dpi.

   There is no support for HP Macro font cartridges (custom cartridges that contain PCL5E macro definitions for customer-provided forms) in the standard product.

   IPS-PRINT FIVE-E and ColorPage will operate on printers with standard resolutions of 300 dpi and 600 dpi. While the PCL language does not inherently support other resolutions including non-square resolutions, XIONICS has made every effort to keep its PCL interpreters resolution independent. There will be issues that will have to be considered by the OEM in implementing PCL on a non-standard resolution such as rescaling rasters, bitmap fonts, built-in and user-defined fill patterns. XIONICS offers and maintains a 400 dpi fixed resolution monochrome configuration which is available upon specific request.

   QUALITY
   IPS-PRINT FIVE-E Source Code passes the Genoa Application Test Suite (ATS) and Functional Test Suite (FTS). The Genoa Command Evaluation Tests (CET) are run and reviewed for software crashes and noticeable visual anomalies only. The CET is a hand coded language probe developed as an engineering tool designed to stress the technology beyond the capabilities of commercially available software. Genoa's CET is used in conjunction with XIONICS tests to exhaustively test the IPS-PRINT FIVE-E core Software for each release. No emulation software is capable of successfully passing 100% of the CET test suite. Genoa's CET is not used to test PCL 5E ports. Testing results are provided with Source Code documentation.

   ColorPage is tested using the PCL 5C Genoa Application Test Suite (ATS) and Functional Test Suite (FTS). Genoa used the HP Color LaserJet when modeling these tests. The Command Evaluation Tests (CET) are run and reviewed for crashes and noticeable visual anomalies only. The CET is a hand coded language probe developed as an engineering tool designed to stress the technology beyond the capabilities of commercially available software. Genoa's CET is used in conjunction with XIONICS tests to exhaustively test the IPS-PRINT ColorPage core Software for each release. No emulation software is capable of successfully passing 100% of the CET test suite. Genoa's CET is not used to test PCL 5C ports. The test suites are run through the ColorPage emulation and output at both 300 DPI and 600 DPI. In addition, XIONICS has developed a test suite specifically for exercising 600 dpi resolution. Test results are provided with Source Code documentation.

*  IPS Architecture and Page Description Interface (PDI)

   IPS-PRiNT software includes source code (C source capable of running in the Xionics Core Development environment) for the IPS Architecture components:
   XIONICS-supplied Hardware Services, Systems Programming Interface (SPI), System and Control Services, and Applications 'Programming Interface (API). Hardware services are required to provide the basic operating system services and device drivers.

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



   Hardware Services supplied are Tasking Services subsystem and an interface for the ISI(TM) pSOS operating system.

   The SPI provides functions for calling the various hardware dependent and real-time software modules. The SPI is a standard interface that separates all calls, control and data that comprise the hardware services from the rest of the system. The System and Control Services are a set of process and control functions for imaging applications. IPS Control Services provide detailed sequencing, system policy and administrative services to the system and include: state manager, sniffer, control panel and PJL. System services supplies functions that are common to printer description languages including print queue manager, options manager, output drivers, memory manager, time and timers, and file system.

   The IPS API is a set of functions that provides an interface between the Print interpreter and the System and control Services.

   IPS-PRINT software also includes source code for the IPS Page Description Interface (PDI). The PDI is a library of modules which provide the imaging functions for the Print interpreters.

*  IPS-PRINT PJL

   This module within the Control Services component of the IPS Architecture contains Source Code (C Source Code capable of running in the XIONICS IPS-PRINT Core Development environment) for the PJL (Printer Job Language) emulation as defined in Hewlett-Packard Printer Job Language Reference Manual (manual part number 5010-3999 and implemented in the Hewlett-Packard LaserJet 5Si. Many of the PJL commands and environment variables are implementation specific and as such are not fully supported in the Sun Source Code. These differences are identified in the IPS-PRINT documentation and release notes.

*  COMMONSENSE (IPS-PRINT EMULATION SENSING/SWITCHING)

   IPS-PRINT CommonSense evaluates the data stream generated by the printer driver and switches between PostScript Level 2 and PCL. When the PostScript interpreter is running, the input stream is evaluated after a set of defined events. These events include, for example, CTRL-D, time-out and front panel reset. Likewise, when the PCL interpreter is running, the input stream is evaluated after a set of defined events; including, for example, ESC E, implicit or explicit form-feed, front panel reset.

*  PS-PRINT PRINTER EXPANSION PORT (PEP)

   The Printer Expansion Port Module contains Source Code (C Source Code capable of running in the XIONICS Core Development environment) that provides a standard mechanical, electrical and protocol interface between an optional expansion card and the printer. This interface is defined by the Printer Expansion Port Specification as published by Digital Products, Inc. A variety of expansion card designs are possible. The initial implementation is a network interface card supporting 10Base2 and 10BaseT networks with Novell NetWare, EtherTalk and TCP/IP protocols. The Printer Expansion Port Module is integrated into the IPS-PRINT Supervisor and may be implemented in any printer operating environment. A porting guide is provided for this purpose.

   2.    FONT RENDERERS AND FONT SETS

   Fonts are delivered solely for development purposes only and may not be sub-licensed or shipped by LICENSEE until LICENSEE has obtained a license from the appropriate font vender.

   A.    TRUETYPE RENDERER

   This module contains the TrueType Font Renderer that processes fully hinted, resident or downloaded TrueType fonts.

   B. BITSTREAM TRUEDOC FONT RENDERER AND POSTSCRIPT FONT SET MADE UP OF THE FOLLOWING 35 FONTS:

   The list contains the names which should be used in marketing materials. The names in parenthesis are Bitstream's generic names which appear in the header portion of the TrueDoe font files. The names in parenthesis are not for publication.


   1.    Dutch 801 Roman
   2.    Dutch 801 Bold
   3.    Dutch 801 Italic
   4.    Dutch 801 Bold Italic
   5.    Swiss 721 Roman
   6.    Swiss 721 Oblique
   7.    Swiss 721 Bold
   8.    Swiss 721 Bold Oblique
   9.    Courier Roman (Monospace 850 Courier)
   10.   Courier Italic (Monospace 850 Courier Bold)
   11.   Courier Bold (Monospace 850 Courier Oblique)
   12.   Courier Bold Italic (Monospace 850 Courier Bold Oblique)
   13.   Symbol Set (Pi Font)
   14.   Century Schoolbook Roman (Century 702 Century Schoolbook)
   15.   Century Schoolbook Italic (Century 702 Century Schoolbook Italic)
   16.   Century Schoolbook Bold (Century 702 Century Schoolbook Bold)
   17.   Century Schoolbook Bold Italic (Century 702 Century Schoolbook Bold
         Italic)
   18.   ITC Bookman Demibold (Revival 711 ITC Bookman Demi)
   19.   ITC Bookman Demibold Italic (Revival 711 ITC Bookman Demi Italic)
   20.   ITC Bookman Light (Revival 711 ITC Bookman Demi Light)
   21.   ITC Bookman Light Italic (Revival 711 ITC Bookman Demi Light Italic)
   22.   Swiss 721 Narrow Roman
   23.   Swiss 721 Narrow Oblique
   24.   Swiss 721 Narrow Bold
   25.   Swiss 721 Narrow Bold Oblique
   26.   ITC Avant Garde Gothic Book (Geometric 711 ITC Avant Garde Gothic Book)
   27. ITC Avant Garde Gothic Book Oblique (Geometric 711 ITC Avant Garde Gothic Book Oblique)
   28. ITC Avant Garde Gothic Demibold (Geometric 711 ITC Avant Garde Gothic Book Demi)
   29. ITC Avant Garde Gothic Demibold Oblique (Geometric 711 ITC Avant Garde Gothic Book Demi Oblique)
   30.   ITC Zapf Chancery Medium (Chancery 801 ITC Zapf Chancery Medium Italic)
   31.   ITC Zapf Dingbats
   32.   Zapf Calligraphic 801 Roman
   33.   Zapf Calligraphic 801 Italic
   34.   Zapf Calligraphic 801 Bold
   35.   Zapf Calligraphic 801 Bold Italic

   C. BITSTREAM TRUEDOC FONT RENDERER AND LASERJET 5L PCL 5E FONT SET MADE UP OF THE following 26 FONTS:

   The list contains the names which should be used in marketing materials. The names in parenthesis are Bitstream's generic names which appear in the header portion of the TrueDoc font files. The names in parenthesis are not for publication.


   1.    Dutch 801 SWC (CG Times)
   2.    Dutch 801 Italic SWC (CG Times Italic)
   3.    Dutch 801 Bold SWC (CG Times Bold)
   4.    Dutch 801 Bold Italic SWC (CG Times Bold Italic)
   5.    Swiss 742 SWC (Univers)
   6.    Swiss 742 Italic SWC (Univers Italic)
   7.    Swiss 742 Bold SWC (Univers Bold)
   8.    Swiss 742 Bold Italic SWC (Univers Bold Italic )
   9.    Swiss 742 Condensed SWC (Univers Medium Condensed)
   10.   Swiss 742 Condensed Italic SWC (Univers Condensed Italic)
   11.   Swiss 742 Bold Condensed SWC (Univers Bold Condensed)
   12.   Swiss 742 Bold Condensed Italic SWC (Univers Bold Condensed Italic)
   13.   Fixed Pitch 810 Courier Roman SWC (Courier Medium)
   14.   Fixed Pitch 810 Courier Italic SWC (Courier Italic)
   15.   Fixed Pitch 810 Courier Bold SWC (Courier Bold)
   16.   Fixed Pitch 810 Courier Bold Italic SWC (Courier Bold Italic)
   17.   Fixed Pitch 810 Letter Gothic 12 pitch/text SWC (Letter Gothic Regular)
   18. Fixed Pitch 850 Letter Gothic Italic 12 pitch/text SWC (Letter Gothic Italic)
   19.   Fixed Pitch 850 Letter Gothic Bold 12 pitch/text SWC (Letter Gothic
         Bold) 20. Flareserif 821 SWC (Albertus)
   21.   Flareserif 821 Extra Bold SWC (Albertus Extra Bold)
   22.   Incised 901 SWC (Antique Oliver Medium)
   23.   Incised 901 Italic SWC (Antique Olive Italic)
   24.   Incised 901 Bold SWC (Antique Olive Bold)
   25.   Ribbon 131 SWC (Coronet)
   26.   Wingbats SWM (Wingdings)


   D. BITSTREAM TRUEDOC FONT RENDERER AND LASER JET 4 PCL 5E FONT SET MADE UP OF THE FOLLOWING 45 FONTS:

   The list contains the names which should be used in marketing materials. The names in parenthesis are Bitstream's generic names which appear in the header portion of the TrueDoc font files. The names in parenthesis are not for publication.

   1.    Dutch 801 SWC (CG Times)
   2.    Dutch 801 Italic SWC (CG Times Italic)
   3.    Dutch 801 Bold SWC (CG Times Bold)
   4.    Dutch 801 Bold Italic SWC (CG Times Bold Italic)
   5.    Swiss 742 SWC (Univers)

   6.    Swiss 742 Italic SWC (Univers Italic)
   7.    Swiss 742 Bold SWC (Univers Bold)
   8.    Swiss 742 Bold Italic SWC (Univers Bold Italic )
   9.    Swiss 742 Condensed SWC (Univers Medium Condensed)
   10.   Swiss 742 Condensed Italic SWC (Univers Condensed Italic)
   11.   Swiss 742 Bold Condensed SWC (Univers Bold Condensed)
   12.   Swiss 742 Bold Condensed Italic SWC (Univers Bold Condensed Italic)
   13.   Fixed Pitch 8l0 Courier Roman SWC (Courier Medium)
   14.   Fixed Pitch 8l0 Courier Italic SWC (Courier Italic)
   15.   Fixed Pitch 810 Courier Bold SWC (Courier Bold)
   16.   Fixed Pitch 810 Courier Bold Italic SWC (Courier Bold Italic)
   17.   Fixed Pitch 850 Letter Gothic 12 pitch/text SWC (Letter Gothic Regular)
   18. Fixed Pitch 850 Letter Gothic Italic 12 pitch/text SWC (Letter Gothic Italic)
   19.   Fixed Pitch 850 Letter Gothic Bold 12 pitch/text SWC (Letter Gothic
         Bold)
   20.   Flareserif 821 SWC (Albertus)
   21.   Flareserif 821 Extra Bold SWC (Albertus Extra Bold)
   22.   Incised 901 SWC (Antique Oliver Medium)
   23.   Incised 901 Italic SWC (Antique Olive Italic)
   24.   Incised 901 Bold SWC (Antique Olive Bold)
   25.   Clarendon 701 Clarendon Condensed SWC (Clarendon Condensed)
   26.   Ribbon 131 SWC (Coronet)
   27.   Aldine 430 Original Garamond SWC (Garamond)
   28.   Aldine 430 Original Garamond Italic SWC (Garamond Italic)
   29.   Aldine 430 Original Garamond Bold SWC (Garamond Bold)
   30.   Aldine 430 Original Garamond Bold Italic (Garamond Bold Italic)
   31.   Audrey Two SWC (Marigold)
   32.   Zapf Humanist 601 SWC (CG Omega)
   33.   Zapf Humanist 601 Italic SWC (CG Omega Italic)
   34.   Zapf Humanist 601 Bold SWC (CG Omega Bold)
   35.   Zapf Humanist 601 Bold Italic SWC (CG Omega Bold Italic)
   36.   Swiss 721 SWM (Arial)
   37.   Swiss 721 Bold SWM (Arial Bold)
   38.   Swiss 721 Italic SWM (Arial Italic)
   39.   Swiss 721 Bold Italic SWM (Arial Bold Italic)
   40.   Dutch 801 Roman SWM (Times New Roman)
   41.   Dutch 801 Roman Italic SWM (Times New Roman Italic)
   42.   Dutch 801 Roman Bold SWM (Times New Roman Bold)
   43.   Dutch 801 Roman Bold Italic SWM (Times New Roman Bold Italic)
   44.   Symbol SWM (Symbol)
   45.   Wingbats SWM (Wingdings)


   E. AGFA MICROTYPE FONT RENDERER AND POSTSCRIPT FONT SET MADE UP OF THE FOLLOWING 35 FONTS:

   1.    Times Roman
   2.    Times Bold
   3.    Times Italic
   4.    Times Bold Italic
   5.    Helvetica Roman
   6.    Helvetica Oblique

   7.    Helvetica Bold
   8.    Helvetica Bold Oblique
   9.    Courier
   10.   Courier Bold
   11.   Courier Oblique
   12.   Courier Bold Oblique
   13.   Symbol
   14.   New Century Schoolbook Roman
   15.   New Century Schoolbook Italic
   16.   New Century Schoolbook Bold
   17.   New Century Schoolbook Bold Italic
   18.   ITC Bookman Demi
   19.   ITC Bookman Demi Italic
   20.   ITC Bookman Light
   21.   ITC Bookman Light Italic
   22.   Helvetica Narrow
   23.   Helvetica Narrow Oblique
   24.   Helvetica Narrow Bold
   25.   Helvetica Narrow Bold Oblique
   26.   ITC Avant Garde Gothic Book
   27.   ITC Avani Garde Gothic Book Oblique
   28.   ITC Avant Garde Gothic Demi
   29.   ITC Avant Garde Gothic Demi Oblique
   30.   ITC Zapf Chancery Medium Italic
   31.   ITC Zapf Dingbats
   32.   Palatino
   33.   Palatino Bold
   34.   Palatino Bold Italic
   35.   Palatino Italic


   F. AGFA MICROTYPE FONT RENDERER AND LASER JET 5L PCL 5E DIGITAL FONT SET MADE UP OF THE FOLLOWING 26 FONTS:

   1.    CG Times
   2.    CG Times Italic
   3.    CG Times Bold
   4.    CG Times Bold Italic
   5.    Univers Medium
   6.    Univers Medium Italic
   7.    Univers Bold
   8.    Univers Bold Italic
   9.    Univers Medium Condensed
   10.   Univers Medium Condensed Italic
   11.   Univers Bold Condensed
   12.   Univers Bold condensed Italic
   13.   Courier
   14.   Courier Italic
   15.   Courier Bold
   16.   Courier Bold Italic

   17.   Letter Gothic
   18.   Letter Gothic Italic
   19.   Letter Gothic Bold
   20.   Albertus
   21.   Albertus Extra Bold
   22.   Antique Olive Medium
   23.   Antique Olive Italic
   24.   Antique Olive Bold
   25.   Wingdings
   26.   Coronet Italic


   G. AGFA MICROTYPE FONT RENDERER AND LASERJET 4 PCL 5E FONT SET MADE UP OF THE FOLLOWING 45 FONTS:

   1.    CG Times
   2.    CG Times Italic
   3.    CG Times Bold
   4.    CG Times Bold Italic
   5.    Univers Medium
   6.    Univers Medium Italic
   7.    Univers Bold
   8.    Univers Bold Italic
   9.    Univers Medium Condensed
   10.   Univers Medium Condensed Italic
   11.   Univers Bold Condensed
   12.   Univers Bold Condensed Italic
   13.   Courier
   14.   Courier Italic
   15.   Courier Bold
   16.   Courier Bold Italic
   17.   Letter Gothic
   18.   Letter Gothic Italic
   19.   Letter Gothic Bold
   20.   Albertus
   21.   Albertus Extra Bold
   22.   Antique Olive Medium
   23.   Antique Olive Italic
   24.   Antique Olive Bold
   25.   Clarendon Bold Condensed
   26.   Coronet Italic
   27.   Garamond Antiqua
   28.   Garamond Antiqua Kursiv
   29.   Garamond Antiqua Halbfett
   30.   Garamond Antiqua Halbfett Kursiv
   31.   Marigold
   32.   CG Omega
   33.   CG Omega Italic
   34.   CG Omega Bold
   35.   CG Omega Bold Italic

   36.   Arial
   37.   Arial Italic
   38.   Arial Bold
   39.   Arial Bold Italic
   40.   Times New Roman
   41.   Times New Roman Italic
   42.   Times New Roman Bold
   43.   Times New Roman Bold Italic
   44.   Symbol
   45.   Wingdings


   H.    BITMAP FONTS FOR PCL 5E EMULATION (300 DPI) CONSISTING OF:

   1.    Line Printer Medium, 16.67 Pitch/8.5 Point


   I.    HP-GL STICK FONT FOR GL OR PCL 5 EMULATION

   1.    Non-proportional
   2.    Proportional


   J. BITSTREAM/RYOBI KANJI FONT SET MADE UP OF THE FOLLOWING 2 FONTS (POSTSCRIPT COMPOSITE TYPE 1):

   1.    Mincho
   2.    Gothic

   K.    HANYANG HANGUL FONT SET MADE UP OF THE FOLLOWING FONTS (TRUETYPE
         FORMAT):

   1.    Myungjo Composite
   2.    Sammul Composite
   3.    Gothic Composite
   4.    HanYang Myungjo
   5.    HanYan Sammul
   6.    HanYang Gothic.

   3.    CERTIFICATION

   The IPS-PRINT Certification Process is designed to verify that the OEM's product containing XIONICS' Source Program, or Source Code of the Custom Port meets XIONICS' compatibility/quality standards. Acceptance authorizes the OEM to begin shipping product and to use the XIONICS trademarked names and XIONICS logo with the product and in related advertising, promotion, marketing, and sales materials.

   Certification is a requirement and the OEM may be required to participate in the process by performing portions of the tests. The OEM has the option to submit either hard-copy output or the actual device(s) for Certification, either to XIONICS or WAVEMARK.

   The OEM is required to deliver the OEM's product or hard-copy output four (4) weeks prior to the OEM first customer shipment. XIONICS requires four (4) weeks to conduct the Certification Process. Should the OElX/I opt to submit the OEM's product, then the OEM must provide Four (4) hardware units (along with an adequate supply of toner and paper as well as any options such as paper trays to properly execute the testing) for certification of the product. These units will be returned to the OEM upon completion of the certification.

   At a minimum, Certification includes:
         1. Execute selected tests on the OEM's product
         2. Validate output against XIONICS' Core software
         3. Tabulate performance
         4. Document errors and differences in the form of bug reports
         5. Receipt of font certification letter from the Font Vender (OEM responsible for obtaining certification tests and providing the certification letter from the Font Vender to XIONICS)
         6. Prepare test report indicating Certification acceptance or rejection

   XIONICS will identify compatibility errors and submit test reports to the OEM. After fixing bugs, the OEM will re-submit the OEM's product for final Certification. If the OEM's product fails the second pass, then the OEM will be charged on a Time-and-Materials (T&M) basis for the certification work performed on the re-submitted product and for any additional certification work performed by XIONICS. All additional certifications are provided on a T&M basis for all submissions.

   CET TEST SUITES

   XIONICS does not use Genoa's CET to test specific IPS-PRINT ports. The CET is a hand coded language probe developed as an engineering tool and in many cases go beyond the capabilities of commercially available software. Genoa cautions the use of the CET as an acceptance tool and has explicitly stated no printer emulation can pass all of the CET. IPS-PRINT, including XIONICS FIVE-E, ColorPage and PS2 core software has been thoroughly tested with CET and any known errors do not impact reasonable real world application's usage.

   If the OEM chooses to include CET as part of its internal QA testing of the IPS-PRINT port and identifies bugs, XIONICS will investigate them if properly documented and reported. CET bugs must be reproducible in a commercially shipping software application. The OEM must reference in the report the name of the software application package which simulates the CET bug.

                                    Exhibit B
                to Cooperative Development and License Agreement between Xionics Document Technologies, Inc. and WaveMark Technologies, Inc.

DEFINITION OF HIGH-PERFORMANCE COLOR PRINTER

Year



YEAR       SINGLE BIT                             CONTONE
           SPEED IN PPM          MB PER PAGE      SPEED IN PPM       MB PER PAGE
1997       4 ppm                 16 MB            3 ppm              64 MB
1998       5 ppm                 16 MB            4 ppm              64 MB
1999       6 ppm                 16 MB            5 ppm              64 MB
2000       8 ppm                 16 MB            6 ppm              64 MB


                                    Exhibit C
                to Cooperative Development and License Agreement between Xionics Document Technologies, Inc. and WaveMark Technologies, Inc.




LIST OF STRATEGIC CUSTOMERS/PROSPECTS

Lexmark
Xerox
Hewlett-Packard
IBM
Sharp
Fuji Xerox
NEC
Canon
Minolta
Ricoh
Mita

                                    Exhibit D
                to Cooperative Development and License Agreement between Xionics Document Technologies, Inc. and WaveMark Technologies, Inc.



MINIMUM TERMS AND CONDITIONS FOR OBJECT CODE SUBLICENSE

- Use restrictions as in Section 4.02(a)

- Confidentiality provisions as in Section 8.01

- Restrictions on reverse engineering as in Section 4.03(f) (second sentence)

- Warranty and disclaimer as in Exhibit H, Section II

- Limitation of liability as in Exhibit H, Section II

- Government rights clause, as follows:

    "U.S. GOVERNMENT RESTRICTED RIGHTS

    This software and documentation are provided with RESTRICTED RIGHTS. Use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in subparagraph (c)(1)(iii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and
    (2) of Commercial Computer Software - Restricted Rights at 48 CFR 52.227-19, as applicable. Contractor/manufacturer is Xionics Document Technologies, Inc./70 Blanchard Road/Burlington, MA 01803."

- Export restrictions as in Section 18.08

                                    Exhibit E
                to Cooperative Development and License Agreement between Xionics Document Technologies, Inc. and WaveMark Technologies, Inc.



REQUIRED FORM OF ROYALTY REPORT

_________("Payor") represents and warrants to__________ ("Payee") that the following is a true and accurate accounting of units of ___ Xionics Programs ___ other products(please specify below) reported shipped by Payor's OEMs during the reporting period shown below.

OEM Name (please use a separate page for each OEM): ________________________

Date of Contract:            _______________________________________________

Reporting Period:            _______________________________________________


CALCULATION OF PER-UNIT ROYALTIES DUE

OEM Device       Royalty-Bearing         Per-Unit Royalty**       Total No. of Units     Total Per-
(Name/Model)     Product(s) of Payee                              Shipped                Unit
                 Included*                                                               Royalties
                                                                                         Earned
1.

2.

3.

4.

5.



* If any third-party products have been sublicensed to OEMs by Payor, as reflected in Exhibit A, please complete tire attached worksheet and use the resulting numbers to complete this table.


CALCULATION OF PREPAID ROVALTY BALANCE **

(1) Payor's Prepaid Royalty Balance with Payee:                              $_____________
(2) Total Royalties Earned During Reporting Period:                          $_____________
(3) Remaining Prepaid Royalty Balance (if line 1 exceeds line 2):            $_____________
or
(4) Amount Due with this Report (if line 2 exceeds line 1):                  $_____________



I HEREBY CERTIFY THAT THE ABOVE REPORT IS ACCURATE AND COMPLETE.


____________________________________
Authorized Signature


Print Name: ________________________     Title:_______________ Date:____________

Exhibit E, page two

                          THIRD-PARTY ROYALTY WORKSHEET

Instructions: Please complete this worksheet only if you have sublicensed third-party products through XIONICS, as reflected in Exhibit A, and such third-party products are included in the OEM Device(s) for which shipments are reported in the attached royalty report. Please complete a separate worksheet for each separate OEM Device included in the report.

OEM Device (Name/Model): __________________________

Third-Party Products Included:

Check If Applicable    Third-Party Product Included           Applicable Third-Party Per-
                                                              Unit License Fee


                       ISI pSOS                               $

                       Fonts (please specify font set)        $

                       Other (please specify)                 $

                       TOTAL THIRD-PARTY                      $
                       FEES for this Device:


Total Third-Party Fees for this Device:                       $______________
plus
                                                              +
Royalty on Payee's Programs included in this OEM Device:      $______________

Total Royalty per unit for this OEM Device:
(please enter this number in Column 3 of
attached report)                                              $______________

                                    Exhibit F
                to Cooperative Development and License Agreement between Xionics Document Technologies, Inc. and WaveMark Technologies, Inc.


                                                                     Rev. 5/9/97

                                  IPS-PRINT(TM)
                         SOFTWARE MAINTENANCE AGREEMENT

                            MAINTENANCE PLUS PROGRAM

This IPS-PRINT(TM) SOFTWARE MAINTENANCE AGREEMENT (the "Agreement") is entered into as of June __, 1997 (the "Effective Date"), by and between Xionics Document Technologies, Inc., ("XIONICS") and WaveMark Technologies, Inc. ("LICENSEE").

LICENSEE has licensed the source code of certain of XIONICS' IPS-PR1NT printer language interpreter software programs (the "Programs") from XIONICS under a Cooperative Development and License Agreement of even date herewith (the "License Agreement"). XIONICS agrees to provide maintenance services for the Programs, beginning with IPS-PRINT Release No. 1.0, on the terms and conditions set forth below.

1. MAINTENANCE

XIONICS shall provide the following maintenance deliverables and services to LICENSEE during the term of this Agreement:

1.01 UPDATES. An Update is an updated release of a standard XIONICS Program, having a higher number to the right of the decimal point in its release number than the release of that Program previously delivered to LICENSEE, which is delivered by XIONICS to its maintenance customers generally from time to time for the purpose of enhancing existing features of the Program, incorporating changes to industry standards with which the Program is compatible, and correcting problems identified by XIONICS and its customers since the last Update. XIONICS will deliver Updates to LICENSEE when and as they become available, and expects to deliver an average of two Updates per Program per year.

1.02 MAINTENANCE PATCH RELEASES. A Maintenance Patch Release is an update to one or more source code files of a standard XIONICS Program to correct a specific problem or problems that may or may not be known to LICENSEE. It consists of documentation describing each problem and its solution, access to modified source files containing the solution, and a description of a test procedure to confirm the solution. XIONICS will deliver Maintenance Patch Releases from time to time, as XIONICS determines that they are necessary or desirable.

1.03 RAPID RESPONSE RELEASES. A Rapid Response Release is a correction for a single, specific source code problem in a Program, as delivered to LICENSEE by XIONICS, which is identified and reported in writing by LICENSEE and determined by XIONICS to be of a high-priority nature. LICENSEE will cooperate with XIONICS in identifying, verifying, classifying and correcting such problems on a high-priority basis. XIONICS will deliver Rapid Response Releases, in the form of modified source code files, as they are completed. Problems which XIONICS determines are not high-priority problems will be considered for resolution in Maintenance Patch Releases and/or Updates.

1.04 TRAINING. This Agreement entitles LICENSEE to send up to three (3) engineers to one of XIONICS' periodic scheduled Porting Seminars held at XIONICS' headquarters. LICENSEE's engineers shall be entitled to attend those classroom modules of each Porting Seminar which relate to the Programs covered by the License Agreement. Porting Seminar attendance must occur while this Agreement remains in effect. LICENSEE will be responsible for its employees' expenses of attending the Porting Seminar. LICENSEE may purchase additional training at a discount of 20% of XIONICS' then-current standard day rate for training for up to three (3) engineers.

1.05 TECHNICAL SUPPORT, XIONICS will provide up to ten (10) base hours of technical support services, plus an additional ten (10) hours for each IPS-PRINT Program (IPS-PRIN PS2 and/or IPS-PRINT PCL) described in the License Agreement, for a total of twenty (20) hours for one IPS-PRINT Program or thirty (30) hours for both IPS-PRINT Programs. Support services will be provided during XIONICS' normal business hours (8:30 a.m. - 5:00 p.m. EST) and will consist of researching and responding to LICENSEE's verbal and/or written questions about the Programs' workings, by telephone, fax, or electronic mail. XIONICS will acknowledge all requests for support services within two (2) business days. XIONICS will account for its time spent in providing support services in increments of thirty (30) minutes, and will provide LICENSEE with a monthly report of the time used to date. Such reports will be sent within two (2) weeks after the end of each month. XIONICS' obligation to provide such reports will end when all available time has been used or upon expiration of this Agreement, whichever is earlier.

1.06 PROJECT MANAGEMENT. Xionics will assign a Project Manager to LICENSEE's maintenance account, to be responsible for ensuring delivery of all of the deliverables and services described above.

2. ANNUAL MAINTENANCE FEES

In consideration of LICENSEE's performance under the License Agreement, all maintenance fees are hereby waived for the first contract year and any year thereafter if, in the foregoing year, XIONICS' revenue derived from its relationship with LICENSEE is at least three times XIONICS' then-current standard annual maintenance fee. XIONICS may thereafter charge LICENSEE for maintenance at a reasonable rate not to exceed XIONICS' then-current standard maintenance fee for the Maintenance Plus Program.

3. TERM

This Maintenance Agreement shall remain in effect for so long as the License Agreement remains in effect.

4. ELIGIBILITY

4.01 Only the Program release shown at the beginning of this Agreement and later releases of the same Program(s) will be maintained under this Agreement. If LICENSEE desires maintenance services for earlier releases of a Program, it may obtain such services by subscribing to XIONICS' Engineering Support Program.

4.02 XIONICS reserves the right to withhold maintenance services at any time when LICENSEE is not current in the payment of all fees and charges due XIONICS under this Agreement, the License Agreement, or any other agreements between them.

4.03 XIONICS will use reasonable efforts to provide technical support and error correction for LICENSEE's authorized modifications of the Programs under Sections 1.03 and 1.05 above if LICENSEE delivers such modifications to XIONICS; however, XIONICS cannot be responsible for resolving issues with LICENSEE's code and reserves the right to decline or discontinue maintenance services with respect to such modifications.

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



5. GENERAL

5.01 In the event of any conflict or inconsistency between this Agreement and the License Agreement, the License Agreement shall govern.

5.02 XIONICS DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO THE SERVICES PROVIDED HEREUNDER, INCLUDING WITHOUT LIMITATION ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OF THIS AGREEMENT.

5.03 XIONICS' liability to LICENSEE under this Agreement, if any, shall not under any circumstances exceed the total fees paid to XIONICS under the License Agreement for the particular Program that is the subject of the claim; and under no circumstances shall XIONICS be liable for any lost profits, consequential damages or any claim or demand against the LICENSEE by any third person.

5.04 This Maintenance Agreement sets forth the entire agreement and understanding of the parties as to the subject matter hereof and supersedes all prior and contemporaneous written and/or oral agreements, arrangements, communications and understandings relating to the subject matter hereof.

5.05 This Maintenance Agreement shall be governed by the laws of the Commonwealth of Massachusetts without regard to its conflict of laws rules.

XIONICS DOCUMENT TECHNOLOGIES,                    WAVEMARK TECHNOLOGIES, INC.
INC.



By: __________________________                    By: __________________________


Name: ________________________                    Name: ________________________


Title: _______________________                    Title: _______________________


Date: ________________________                    Date: ________________________

                                    Exhibit G
                to Cooperative Development and License Agreement between Xionics Document Technologies, Inc. and WaveMark Technologies, Inc.

                                                                     Rev. 5/9/97
                                  IPS-PRINT(TM)
                      ENGINEERING SUPPORT PROGRAM AGREEMENT
This IPS-PRINT ENGINEERING SUPPORT PROGRAM AGREEMENT (the "ESP Agreement") is made and entered into as of June__, 1997, by and between Xionics Document Technologies, Inc. ("XIONICS") and WaveMark Technologies, Inc. ("LICENSEE").

LICENSEE has licensed the source code of certain of XIONICS' IPS-PRINT printer language interpreter software programs (the "Programs") from XIONICS under a Cooperative Development and License Agreement of even date herewith (the "License Agreement"). XIONICS agrees to provide engineering support services for LICENSEE's use of the Programs on the terms and conditions set forth below.

1. ENGINEERING SUPPORT SERVICES

1.01 During the initial one (1)-year term of this ESP Agreement, XIONICS will provide up to one hundred twenty (120) hours of engineering support services for the porting of the Programs licensed under the License Agreement to LICENSEE's devices. Under this ESP Agreement XIONICS will provide system-level architectural and/or programming assistance and quality assurance activities designed to accelerate time-to-market by providing hands-on engineering assistance for LICENSEE's porting project(s). LICENSEE will be able to determine exactly how the available XIONICS engineering resources are deployed to support its porting project. As part of the ESP, Xionics project managers are available to assist the porting engineer where necessary, without charge to the hours of engineering support purchased under the ESP. Engineering and quality assurance time will be charged to the hours purchased.

1.02 XIONICS will assign a qualified engineering employee to LICENSEE's account and make all reasonable efforts to make such employee's services available on the schedule requested by LICENSEE; however, XIONICS is not required to dedicate such employee to LICENSEE on an exclusive basis.

1.03 XIONICS will account for time spent providing engineering support services in increments of thirty (30) minutes, and will provide LICENSEE with a monthly report of the time used to date. Such reports shall be due within two (2) weeks after the end of each month. XIONICS' obligation to provide such reports will end when all available time has been used or upon expiration oft he initial one (1)-year term, whichever is earlier.

1.04 LICENSEE understands and agrees that all engineering support services purchased hereunder must be used during the initial one (1)-year term of this ESP Agreement, and may not be carried over into subsequent years.

2. ENGINEERING SUPPORT FEES

2.01   LICENSEE agrees to pay the following Engineering Support Fees:

             First 120 hours of support       No Charge (in consideration of
                                              LICENSEE's performance under the
                                              License Agreement)

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



             Each additional 8-hour day of
             support                          $ 2,000/day

2.02 Payment of any daily fees incurred shall be due in accordance with the terms set forth in XIONICS' invoice for such fees.

2.03 LICENSEE will reimburse XIONICS for all travel expenses incurred by XIONICS in connection with engineering services provided at LICENSEE's premises. Travel expenses are not included in, and may not be offset against, the Engineering Support Fees.

3. ELIGIBILITY

3.01 LICENSEE must be current in the payment of all fees and charges due XIONICS under this ESP Agreement, the License Agreement and any and all other agreements between them in order to receive engineering support services hereunder.

3.02 LICENSEE must have a current agreement with XIONICS for software maintenance covering the Programs to be ported in order to be eligible to enroll in the Engineering Support Program (unless XIONICS does not offer maintenance on the Programs in question, or otherwise agrees to provide engineering support services in the absence of a maintenance agreement).

4. TERM

4.01 This ESP Agreement shall become effective as of the first date written above, and shall remain in effect for an initial term of one (1) year.

4.02 Upon expiration of the initial term LICENSEE may renew this ESP Agreement for the next succeeding year by remitting XIONICS' then-current Engineering Support Fee. Upon renewing this ESP Agreement, LICENSEE will be entitled to an additional one hundred twenty (120) hours of engineering support, as described in Section 1. above.

4.03 If LICENSEE elects not to renew this ESP Agreement, it may still obtain additional engineering support services on an AD HOC basis at the daily rate set forth in Exhibit A. XIONICS will use reasonable efforts to make engineering, quality assurance and project management personnel available to provide such services on a daily basis, but such availability will be subject to XIONICS' other commitments.

5. GENERAL

5.01 EXCEPT AS SPECIFIED HEREIN, XIONICS DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO THE SERVICES PROVIDED HEREUNDER, INCLUDING WITHOUT LIMITATION ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OF THIS ESP AGREEMENT.

5.02 LICENSEE agrees that the liability of XIONICS to LICENSEE, if any, shall not under any circumstances exceed the engineering support fees paid to XIONICS under this ESP Agreement, and that under no circumstances shall XIONICS be liable for any lost profits, consequential damages or any claim or demand against the LICENSEE by any third person. This section sets forth XIONICS' sole and exclusive liability to LICENSEE under this ESP Agreement.

5.03 This ESP Agreement sets forth the entire agreement and understanding of the parties as to the subject matter hereof and supersedes all prior and contemporaneous written and/or oral

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



       agreements, arrangements, communications and understandings relating to the subject matter hereof.

5.04 This ESP Agreement shall be governed by the laws of the Commonwealth of Massachusetts without regard to its conflict. of laws rules.


XIONICS DOCUMENT TECHNOLOGIES,                    WAVEMARK TECHNOLOGIES, INC.
INC.



By: __________________________                    By: __________________________


Name: ________________________                    Name: ________________________


Title: _______________________                    Title: _______________________


Date: ________________________                    Date: ________________________

                                    Exhibit H
                to Cooperative Development and License Agreement between Xionics Document Technologies, Inc. and WaveMark Technologies, Inc.

FORM OF WARRANTY FOR OEMS

I. Software Warranty -- Source Code

   [XIONICS][WAVEMARK] warrants that the Source Programs, as delivered to LICENSEE by [XIONICS][WAVEMARK], will for a period of ninety (90) days after LICENSEE's receipt thereof, perform in accordance with the Specifications. (LICENSEE shall be deemed to receive the Source Programs on the earlier of the date on which LICENSEE actually receives them or the tenth day after [XIONICS][WAVEMARK] ships them, unless LICENSEE gives [XIONICS][WAVEMARK] actual notice that they have not been received by that time.) [XIONICS][WAVEMARK] will, at its own expense, use all reasonable efforts to promptly correct any Errors reported by the LICENSEE in the Source Programs that cause them not to perform in accordance with the Specifications, provided that (i) such Errors are reported to [XIONICS][WAVEMARK] within the ninety (90)-day warranty period and (ii) [XIONICS][WAVEMARK] is able to reproduce the Error at its premises, either on its own or with hardware and software furnished by LICENSEE at LICENSEE's expense. If [XIONICS][WAVEMARK] is unable to reproduce the Error, then LICENSEE's alleged Error report shall be treated as a "Feature Enhancement Request" and [XIONICS][WAVEMARK] will deliver a time and material quotation to LICENSEE in a timely fashion.

   THIS SECTION SETS FORTH LICENSEE'S SOLE AND EXCLUSIVE REMEDIES FOR ANY AND ALL BREACHES OF THE WARRANTIES SET FORTH ABOVE. THE WARRANTY SET FORTH IN SECTION __ ABOVE SHALL BE NULL AND VOID WITH RESPECT TO ANY SOURCE PROGRAMS THAT HAVE BEEN MODIFIED IN ANY WAY BY LICENSEE OR ITS AGENTS, WHETHER OR NOT SUCH MODIFICATIONS WERE PERMITTED HEREUNDER.

   [XIONICS] [WAVEMARK] MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO PROGRAMS OR THE SOURCE PROGRAMS OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS SECTION __., AND [XIONICS][WAVEMARK] EXPRESSLY DISCLAIMS AND ALL OTHER WARRANTIES, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

II. Software Warranty -- Object Code

DISCLAIMER AND LIMITED WARRANTY

[XIONICS][WAVEMARK] warrants the disk (if any) on which the [XIONICS][WAVEMARK] Product is supplied to be free from defects in materials and workmanship under normal use for a period of ninety (90) days from the date of delivery to you.

[XIONICS'][WAVEMARK's] entire liability and your exclusive remedy as to a disk shall be, at [XIONICS'][WAVEMARK's] option, either return of the purchase price (if any) or replacement of the disk. If failure of any disk has resulted from accident, abuse, or misapplication, [XIONICS][WAVEMARK] shall have no responsibility to replace the disk or refund the purchase price. Any replacement disk will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is longer. This warranty gives you specific legal rights. You may have other rights, which vary from state to state.

EXCEPT AS EXPRESSLY PROVIDED ABOVE, THE XIONICS PRODUCT AND DOCUMENTATION ARE PROVIDED "AS IS." [XIONICS][WAVEMARK] DOES NOT MAKE ANY WARRANTY OF ANY KIND, EXPRESS

OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE XIONICS PRODUCT AND DOCUMENTATION IS WITH YOU. [XIONICS][WAVEMARK] DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE [XIONICS][WAVEMARK} PRODUCT WILL MEET YOUR REQUIREMENTS OR THAT THE OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE.

[XIONICS][WAVEMARK] SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES (INCLUDING DAMAGES FROM LOST PROFITS, LOST INFORMATION AND THE LIKE) ARISING OUT OF THE USE OF OR INABILITY TO USE THE [XIONICS][WAVEMARK] PRODUCT EVEN IF [XIONICS][WAVEMARK] HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

BECAUSE SOME STATES DO NOT ALLOW EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

III. Hardware Warranty

(a) Manufacturer warrants that the Boards manufactured by Manufacturer shall perform in accordance with its specifications for a period agreed upon between Manufacturer and Customer, but in any event not less than one year from the date of shipment ("Warranty Period"). All components, materials and equipment supplied by Manufacturer under this Agreement shall be warranted in accordance with the individual manufacturer's warranty and any defects in the material or workmanship of the Boards occurring or identified during the Warranty Period shall be corrected/replaced by Manufacturer without cost to Customer. Customer's sole remedy and Manufacturer's sole obligation shall be to repair or replace (at Manufacturer's option) the defective Product.

(b) Customer shall contact Manufacturer for a RMA prior to returning any Product for repair. Manufacturer will provide the RMA within 2 business days (1 day for priority requests) of receipt. Customer will forward the defective Product to Manufacturer freight prepaid. Manufacturer will return the repaired or replaced Product, freight prepaid, to Customer as quickly as practical, but no later than 30 days from the date Manufacturer received the defective Product.

(c) This warranty is void if Product(s) have been subjected to abuse, misuse, accident, alteration, neglect, operation outside the parameters or environment identified in Customer's product specifications, or unauthorized repair, installation or alterations by anyone other than Manufacturer.

(d) EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, THE FOREGOING WARRANTY PROVISIONS SET FORTH MANUFACTURER'S SOLE LIABILITY AND ARE XIONICS' AND CUSTOMER'S EXCLUSIVE REMEDIES FOR CLAIMS BASED UPON DEFECTS IN, OR FAILURE OF ANY PRODUCT PROVIDED HEREUNDER. MANUFACTURER HEREBY SPECIFICALLY DISCLAIMS ANY AND ALL OTHER WARRANTIES WITH RESPECT TO PRODUCTS SUPPLIED HEREUNDER INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.

                                    Exhibit I
                to Cooperative Development and License Agreement between Xionics Document Technologies, Inc. and WaveMark Technologies, Inc.

LIST OF WAVEMARK COMPETITORS

Electronics for Imaging, Inc.
Peerless Systems, Inc.
Adobe Systems Incorporated
Pipeline Associates, Inc.
Personal Computer Products, Inc.
Pixel Magic, Inc.
Jetfax
Granite Systems
Questra
AHT
HDE, Inc.
Splash/Quintar






LIST OF XIONICS COMPETITORS

Electronics for Imaging, Inc.
Peerless Systems, Inc.
Adobe Systems Incorporated
Pipeline Associates, Inc.
Personal Computer Products, Inc.
Pixel Magic, Inc.
Jetfax
Oasys
AHT
HDE, Inc.
Visioneer

                                       44